                                                                    Exhibit 10.7

                             L E A S E  B E T W E E N

                             GUARSEL PARTNERSHIP
                             (Landlord)

                             and

                             GEAC CANADA LIMITED
                             (Tenant)

                             Dated: February 28, 1989

                                      INDEX

                                                                            PAGE
ARTICLE I Leased Premises, Term And Acceptance Of The Leased Premises..........1
         Section 1.01  Leased Premises.........................................1
         Section 1.02  Use of Additional Areas.................................1
         Section 1.03  Grant and Term..........................................2
         Section 1.04  Rent Free Period........................................2
         Section 1.05  Construction of the Leased Premises.....................2
         Section 1.06  Option to Renew.........................................3

ARTICLE II Rent................................................................4
         Section 2.01  Covenant to Pay.........................................4
         Section 2.02  Basic Rent..............................................4
         Section 2.03  Security Deposit........................................5
         Section 2.04  Rent Past Due...........................................5
         Section 2.05  Net Lease...............................................5

ARTICLE III Taxes And Operating Costs..........................................5
         Section 3.01  Taxes Payable by the Landlord...........................5
         Section 3.02  Taxes Payable by the Tenant.............................5
         Section 3.03  Business Taxes and Other Taxes of the Tenant............6
         Section 3.04  Tenant's Responsibility.................................6
         Section 3.05  Tenant's Proportionate Share of Operating Costs.........7
         Section 3.06  Payment of Taxes and Operating Costs...................10

ARTICLE IV Development - Control And Services.................................10
         Section 4.01  Control of the Building................................10
         Section 4.02  Landlord's Services....................................11

ARTICLE V Utilities...........................................................13
         Section 5.01  Charges for Utilities..................................13

ARTICLE VI Use Of The Leased Premises.........................................14
         Section 6.01  Use of the Leased Premises.............................14
         Section 6.02  Quiet Enjoyment........................................14
         Section 6.03  Observance of Law......................................14
         Section 6.04  Conduct of Business....................................15

ARTICLE VII Insurance And Indemnity...........................................15
         Section 7.01  Tenant's Insurance.....................................15
         Section 7.02  Increase in Insurance Premiums.........................17
         Section 7.03  Cancellation of Insurance..............................18
         Section 7.04  Loss or Damage.........................................18
         Section 7.05  Landlord's Insurance...................................18
         Section 7.06  Indemnification of the Landlord........................19

ARTICLE VIII Maintenance, Repairs And Alterations.............................20
         Section 8.01  Maintenance, Repairs and Alterations
                       by the Tenant..........................................20
         Section 8.02  Landlord's Approval of the Tenant's Repairs
                       and Alterations........................................20

                                     INDEX
                                  (CONTINUED)

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
                                                                            PAGE
         Section 8.03  Maintenance, Repairs and Alterations
                       by the Landlord........................................21
         Section 8.04  Removal and Restoration by the Tenant..................22
         Section 8.05  Tenant to Discharge all Liens..........................23
         Section 8.06  Signs and Advertising..................................23

ARTICLE IX Damage And Destruction.............................................24
         Section 9.01  Destruction of the Leased Premises.....................24
         Section 9.02  Destruction of the Building............................25
         Section 9.03  Expropriation..........................................25

ARTICLE X Transfer And Sale...................................................26
         Section 10.01 Assignment and Subletting..............................26
         Section 10.02 No Advertising of the Leased Premises..................28
         Section 10.03 Corporate Ownership....................................29
         Section 10.04 Assignment by the Landlord.............................29

ARTICLE XI Access And Alterations.............................................29
         Section 11.01 Right of Entry.........................................29

ARTICLE XII Status Statement, Attornment And Subordination....................30
         Section 12.01 Status Statement.......................................30
         Section 12.02 Subordination and Attornment...........................30
         Section 12.03 Attorney...............................................31
         Section 12.04 Financial Information..................................31

ARTICLE XIII  Default.........................................................31
         Section 13.01 Right to Re-enter......................................31
         Section 13.02 Right to Relet.........................................32
         Section 13.03 Expenses...............................................33
         Section 13.04 Waiver of Exemption from Distress......................33
         Section 13.05 Landlord's Rights......................................33
         Section 13.06 Rent Past Due..........................................34
         Section 13.07 Remedies Generally.....................................34

ARTICLE XIV  Miscellaneous....................................................34
         Section 14.01 Rules and Regulations..................................34
         Section 14.02 Intent and Interpretation..............................34
                  (a)  Net Lease..............................................34
                  (b)  Obligations as Covenants...............................35
                  (c)  Captions and Section Numbers...........................35
                  (d)  Extended Meanings......................................35
                  (e)  Partial Invalidity.....................................35
                  (f)  Entire Agreement.......................................35
                  (g)  Governing Law..........................................36
                  (h)  Time of the Essence....................................36
         Section 14.03 Overholding - No Tacit Renewal.........................36

                                     INDEX
                                  (CONTINUED)

                                                                            PAGE
         Section 14.04 Successors.............................................36
         Section 14.05 Tenant Partnership.....................................36
         Section 14.06 Waiver.................................................37
         Section 14.07 Accord and Satisfaction................................37
         Section 14.08 Force Majeure..........................................37
         Section 14.09 Notices................................................37
         Section 14.10 Registration...........................................38
         Section 14.11 Directory Board........................................38
         Section 14.12 Accrual of Basic Rent and Additional Rent..............38
         Section 14.13 Compliance with The Planning Act.......................38
         Section 14.14 Inducement to Lease....................................39
         Section 14.15 Option to Lease Additional Premises....................42
         Section 14.16 Right of First Refusal.................................42
         Section 14.17 Right to Relocate......................................43
         Section 14.18 Right to Cancel........................................44
         Section 14.19 Survival of Covenants..................................44

SCHEDULES AND APPENDICES

SCHEDULE "A"      LEGAL DESCRIPTION OF THE LANDS
SCHEDULE "B"      FLOOR PLAN
SCHEDULE "C"      CONSTRUCTION OF THE LEASED PREMISES
SCHEDULE "D"      METHOD OF FLOOR MEASUREMENT
SCHEDULE "E"      RULES AND REGULATIONS
SCHEDULE "F"      DEFINITIONS
SCHEDULE "G"      PARKING
SCHEDULE "H"      PERSONAL PROPERTY SECURITY AGREEMENT - GEAC
                  CANADA LIMITED
SCHEDULE "I"      PERSONAL PROPERTY SECURITY AGREEMENT - GEAC
                  COMPUTER CORPORATION LIMITED
APPENDIX "A"      INDEMNITY AGREEMENT
APPENDIX "B"      ARCHITECT'S CERTIFICATE

                  THIS LEASE is dated the 28th day of February, 1989.

IN PURSUANCE OF THE SHORT FORM OF LEASES ACT (ONTARIO).

B E T W E E N:

                           GUARSEL PARTNERSHIP

                           (the "Landlord")

                                                    OF THE FIRST PART,

                           -and-

                           GEAC CANADA LIMITED

                           (the "Tenant")

                                                    OF THE SECOND PART.

                                   ARTICLE I
           LEASED PREMISES, TERM AND ACCEPTANCE OF THE LEASED PREMISES

                  WITNESSETH that in consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of the Tenant, the Landlord hereby demises and leases to the Tenant, certain premises (the "Leased Premises") located on the third floor of the Building located off Allstate Parkway at the intersection of Highways 404 and 7, in the Town of Markham, in the Province of Ontario, municipally known as 11 Allstate Parkway, and being more particularly described in Schedule "A" to this Lease.

SECTION 1.01 LEASED PREMISES

                  The approximate location of the Leased Premises to be completed in accordance with Schedule "C" attached hereto is shown outlined in red on the Floor Plan attached as Schedule "B". The parties acknowledge and agree that the Usable Area of the Leased Premises is twenty-four thousand four hundred and twenty-seven (24,427.00) square feet and the Rentable Area of the Leased Premises is twenty-five thousand two hundred and eighty-six (25,286) square feet, as certified by the Architect in accordance with Schedule "D" which certificate is dated January 23, 1989, and attached hereto as Appendix "B". The Leased Premises exclude any part of the exterior face of the building.

SECTION 1.02 USE OF ADDITIONAL AREAS

                  The Tenant's use of the Leased Premises includes the non-exclusive right of the Tenant and persons having business with the Tenant in common with the Landlord and all others entitled, to the use of those common Areas and Facilities of the Building as are required incidental to the Tenant's business operations.

SECTION 1.03 GRANT AND TERM

                  The Tenant shall, subject to the other provisions of this Lease, have and hold the Leased Premises during the term (the "Term"), which is the period of ten (10) years commencing on May 1, 1989 (the "Commencement Date") and expiring on April 30,
1999.

SECTION 1.04 RENT FREE PERIOD

                  Notwithstanding anything to the contrary contained herein, the Tenant shall be entitled to occupy the Leased Premises without any obligation to pay Basic Rent:

         (a) during the period from and including the day the Tenant is given possession of the Leased Premises by the Landlord to complete Tenant's Work, to and including August 31, 1989,

         (b) during the period from and including February 1, 1991, to and including April 30, 1991,

         (c) during the period from and including February 1, 1992, to and including April 30, 1992, and

         (d) during the period from and including February 1, 1993, to and including April 30, 1993,

(collectively the "Rent Free Period") provided that during the Rent Free Period the Tenant shall be bound by all of the other terms, covenants and conditions contained in this Lease including, without limitation, all provisions relating to payment of Additional Rent and the requirements for insurance pursuant to
Article VII and the indemnification of the Landlord for the acts and omissions of the Tenant during the Rent Free Period.

SECTION 1.05 CONSTRUCTION OF THE LEASED PREMISES

         (a) The Landlord will complete the work designated as "the Landlord's Work' in accordance with Schedule "C".

         (b) The Tenant will complete the work designated as "the Tenant's Work" in accordance with Schedule "C", and will pay, as any charges specified in that Schedule.

         (c) The Landlord may (but shall not be obligated to) give the Tenant seven (7) days' prior written notice of the date upon which possession of the Leased Premises will be available to the Tenant (in common with the Landlord and the Landlord's contractors and employees) with the Landlord's Work (as set out in Schedule "C") being substantially completed or completed to an extent that the Tenant's Work can be performed in conjunction with the Landlord's Work. The Tenant will examine the Leased Premises before taking possession and unless the Tenant furnishes the Landlord with written notice specifying any defects within ten (10) days after taking possession, the Tenant will be deemed to have examined the Leased Premises and to have agreed that they are in good order. There is no promise, representation or undertaking by or binding upon the Landlord with respect to any alteration, remodelling or redecorating of or installation of equipment or fixtures in the Leased Premises, unless expressly set forth in this Lease.

         (d) For greater certainty, during the Rent Free Period, the Tenant will be bound by all of the terms, covenants and conditions of this Lease (including the payment of all insurance, electricity, water, temporary heat, security, refuse removal and other utilities and services furnished to the Tenant or its contractors by the Landlord or others, and all other Additional Rent) except those requiring payment of Basic Rent.

         (e) In the event of a dispute as to (i) completion of the Landlord's Work, or (ii) the availability of the Leased Premises for possession by the Tenant, or (iii) the Rentable Area of the Leased Premises, or (iv) the Usable Area of the Leased Premises, a certificate of the Landlord's Architect will be conclusive and binding upon the parties hereto.

         (f) The Commencement Date will be postponed (and this postponement will be accepted by the Tenant as full compensation) if there is a delay which results in the Building or the Landlord's Work not being completed on schedule. In the event that the Commencement Date is postponed as hereinbefore contemplated then all relevant dates including relevant dates for the performance of obligations by the Landlord and the Tenant and the date of expiration of the Term, shall also be delayed by an equivalent amount of time.

SECTION 1.06 OPTION TO RENEW

                  So long as the Tenant and occupant of the Leased Premises is GEAC CANADA LIMITED and provided the Tenant is not in default under the terms of this Lease, the Landlord will grant to the Tenant the option to extend the Term of this Lease for a further period of five (5) years, on an "as is" basis upon the same terms and conditions as set out in this Lease, except:

         (i) for Landlord's Work and payment of any allowance to the Tenant,

         (ii) for the provisions of Section 14.16 herein,

         (iii) that there shall be no further right of renewal,

         (iv) that the Tenant shall enter into documentation prepared by the Landlord to give effect to any such renewal, and

         (v) for the Basic Rent to be paid by the Tenant which shall be the Landlord's posted rental rate for premises in the Building comparable to the Leased Premises, but shall in no event be less than the fixed minimum annual rental payable during the last year of the original Term of this Lease.

                  In order to validly exercise the forgoing option to renew, the Tenant shall give the Landlord at least six (6) months written notice prior to the expiration of the original Term of the Lease of its intention to so renew the term of this Lease, and otherwise such option to renew shall be null and void. If the Tenant gives the appropriate notice within the time limit set out herein for renewing the term of the Lease, it will forthwith execute the documentation submitted by the Landlord pursuant to Section 1.06 above.

                                   ARTICLE II
                                      RENT

SECTION 2.01 COVENANT TO PAY

                  The Tenant covenants with the Landlord:

         (a) To pay Basic Rent, and

         (b) To pay, as Additional Rent, it's Proportionate Share of Taxes and Operating Costs in accordance with the provisions of Article III herein, all costs and expenses with respect to Utilities as more particularly set out in
Article V; the cost of Landlord's services, if applicable, as more particularly set out in Section 4.02 herein; and any other costs and expenses as hereinafter set forth.

SECTION 2.02 BASIC RENT

                  The Tenant will, subject to the provisions of Section 1.04 herein, throughout the Term pay to the Landlord as Basic Rent an annual sum:

         (a) during the period from and including September 1, 1989, to and including May 31, 1990, based upon an annual rate of Thirteen Dollars ($13.00) per square foot of the Rentable Area of the Leased Premises;

         (b) during the period from and including June 1, 1990, to and including May 31, 1991, based upon an annual rate of Fourteen Dollars ($14.00) per square foot of the Rentable Area of the Leased Premises;

         (c) during the period from and including June 1, 1991, to and including May 31, 1994, based upon an annual rate of Fifteen Dollars ($15.00) per square foot of the Rentable Area of the Leased Premises; and

         (d) during the period from and including June 1, 1994, to and including May 31, 1999, based upon an annual rate of Eighteen Dollars ($18.00) per square foot of the Rentable Area of the Leased Premises, payable in consecutive monthly instalments each in advance on the first day of each calendar month during the aforesaid periods of time. Basic Rent will be prorated on a daily basis for any fractional month period at the beginning or end of the Term. When the Rentable Area of the Leased Premises is calculated by the Landlord, the Basic Rent will if necessary, be adjusted accordingly.

                  The Tenant will deliver to the Landlord at the beginning of each Rental Year throughout the Term, a series of monthly postdated cheques for such Rental Year for the aggregate of the monthly payments of Basic Rent and of any payments of Additional. Rent estimated by the Landlord and any payments required by this Lease to be paid monthly in advance.

SECTION 2.03 SECURITY DEPOSIT

                  The Tenant has deposited with the Landlord's agent, Royal LePage Commercial Real Estate Services, Fifty Thousand Dollars ($50,000.00) (the "Deposit"), in an interest bearing trust account, and which shall be applied on account of all Rent, including Basic Rent and all Additional Rent, payable by the Tenant for the first months of the Term.

SECTION 2.04 RENT PAST DUE

                  If the Tenant fails to pay, when the same is due and payable, any Basic Rent, Additional Rent or other amount payable by the Tenant under this Lease, such unpaid amounts bear interest from the due date thereof to the date of payment in full at a rate per annum which is five (5) percentage points in excess of the minimum lending rate to prime commercial borrowers current at such time charged by any Canadian chartered bank designated by the Landlord from time to time.

SECTION 2.05 NET LEASE

                  This Lease is a completely net lease to the Landlord. Except as stated in this Lease, the Landlord is not responsible for costs, charges, or expenses relating to the Leased Premises, their use and occupancy, their contents, or the business carried on in them, and the Tenant will pay the charges, impositions, costs and expenses relating to the Leased Premises except as stated in this Lease. This Section will not be interpreted to make the Tenant responsible for ground rentals that may be payable by the Landlord, payments to Mortgagees or, subject to Article III, the Landlord's inane taxes. Capital Tax as defined in Section 3.05(b) is not considered as income tax.

                                  ARTICLE III
                            TAXES AND OPERATING COSTS

SECTION 3.01 TAXES PAYABLE BY THE LANDLORD

                  The Landlord will, subject to Section 3.02, pay directly to the taxing authority all Taxes for the Building and the Lands. The Landlord may, nevertheless, defer payment of Taxes to the fullest extent permitted by law, so long as it diligently prosecutes any contest or appeal of Taxes.

SECTION 3.02 TAXES PAYABLE BY THE TENANT

         (a) The Tenant will pay to the Landlord as Additional Rent, in accordance with Section 3.06, its Proportionate Share of all Taxes which are levied or assessed against or in relation to the Building and the Lands.

         (b) If the Landlord, acting equitably, determines that as a result of the construction or installation of improvements in the Leased Premises, the use of the Leased Premises or the particular location of the Leased Premises within the Building, the Tenant's Proportionate Share of Taxes does not accurately reflect the proper share of Taxes which should, in the Landlord's reasonable opinion, be payable by the Tenant, then the Landlord may, acting equitably and reasonably, increase or decrease the Tenant's Proportionate Share of Taxes having regard, to the extent possible, to the assessment principles and methods properly employed by the assessment authority having jurisdiction and the Tenant will pay such adjusted amount rather than the Tenant's Proportionate Share as set out in Section 3.02(a).

         (c) If there is a separate tax bill and assessment for Taxes for the Leased Premises and the non-leaseable areas of the Building and the lands, the Tenant will, if the Landlord requests, in lieu of paying its Proportionate Share, pay all Taxes specified by that separate bill and assessment for Taxes for the Leased Premises and in accordance with Section 3.06, its Proportionate share of all Taxes which are levied or assessed against or in relation to the Building and the lands excluding all portions thereof designated or intended by the Landlord to be leased to tenants.

SECTION 3.03 BUSINESS TAXES AND OTHER TAXES OF THE TENANT

                  The Tenant will pay to the lawful taxing authorities, or to the Landlord, as the Landlord directs, all business taxes, personal property taxes, license fees or other similar rates and assessments levied or assessed against or in relation to the Tenant's business, assets and improvements in the Leased Premises or those of any other Person occupying the Leased Premises (collectively, "Business Taxes"). Business Taxes include all such taxes, fees, rates and assessments which may in the future be levied against the Landlord on account of its ownership of or interest in the Building to the extent that the Landlord is assessed for such Business Taxes in lieu of same being levied or assessed against the Tenant.

SECTION 3.04 TENANT'S RESPONSIBILITY

                  The Tenant will deliver to the Landlord: (a) receipts for the payment of all Business Taxes; (b) notices of any assessments of Business Taxes; and (c) any additional information in connection with Business Taxes which the Landlord reasonably requests; in each case, within five (5) days after request by the Landlord. In addition, the Tenant will deliver to the Landlord, at least ten (10) days prior to the last day permitted for filing an appeal, notice of any appeal or contestation which the Tenant intends to institute with respect to Taxes or Business Taxes, and the Tenant will consult with the Landlord and obtain the prior written approval of the Landlord with respect to any appeal or contestation. If the Tenant obtains such approval, the Tenant will deliver to the Landlord such security for the payment of Taxes and Business Taxes as the Landlord deems advisable and the Tenant will diligently prosecute any such appeal or contestation to a speedy resolution and will keep the Landlord informed of his progress in that regard, from time to time. The Tenant will indemnify and hold the Landlord harmless from and against the payment of all losses, costs, charges and expenses, including any increase in Taxes or Business Taxes relating to the Leased Premises or the Building, which arise directly or indirectly out of any appeal or contestation by the Tenant. The Tenant will deliver to the Landlord such security for any increase in Taxes and Business Taxes as the Landlord deems advisable.

SECTION 3.05 TENANTS PROPORTIONATE SHARE OF OPERATING COSTS

         (a) The Tenant will pay, in accordance with Section 3.06, the Tenant's Proportionate Share of Operating Costs. Operating Costs include, without limitation and without duplication, the aggregate of:

         (i) the total annual costs and expenses of insuring the Lands, the Building and the improvements and equipment and other property servicing the Building from time to time, owned or operated by the Landlord or for which the Landlord is legally liable, in such manner and form, with such companies and such coverage (including, without limitation, insurance covering loss of insurable gross profits) and in such amounts as the Landlord, or the Mortgagee, from time to time determines:

         (ii) cleaning (including window cleaning), snow removal, garbage and waste collection and disposal, including those costs referred to in Section 4.02(c), and the costs of security and supervision;

         (iii) the aggregate of the costs and amounts paid for (1) all fuel used in heating; (2) all electricity furnished by the Landlord to the Building other than electricity furnished to and paid for by tenants; (3) all hot and cold water other than that chargeable to tenants by reason of their extraordinary consumption of water; (4) heating, air-conditioning and ventilating the Building including individual premises; (5) telephone and other utility costs, used in the maintenance and operation of the Building; and (6) installing energy conservation equipment and safety or life support systems in any portion of the Building;

         (iv) salaries, wages and other amounts paid or payable for all personnel including the Building manager and related staff, superintendent, operating and maintenance staff, including contributions and premiums towards fringe benefits, unemployment and Workmen's Compensation insurance, pension plan contributions and similar premiums and contributions and the total charges of any independent contractors or managers engaged in the repair, care, maintenance and cleaning of the Building and any portion of the Lands;

         (v) the cost of the rental of any equipment and the cost of supplies, used by the Landlord in the maintenance and operation of the Building and the Lands;

         (vi) audit fees and the cost of accounting services incurred in the computation of the rents and charges payable by tenants of the Building;

         (vii) all repairs (including major repairs) and replacements to and maintenance and operation of the Building, and the systems, facilities and equipment serving the Building;

         (viii)   Capital Taxes, if any, as defined in Paragraph (b) of this
                  Section 3.05 as they relate to or are attributed by the Landlord to the Building and the Lands, provided it is understood that if there is no Capital Tax levied against the Landlord in respect of the Building then the provisions of this subparagraph 3.05(a)(viii) shall not apply until such time as Capital Tax is levied;

         (ix) depreciation or amortization of (1) the costs and expenses including repair and replacement, of all maintenance and cleaning equipment and master utility meters and all other fixtures, equipment and facilities servicing or comprising the Building (including, without limitation, the heating, ventilating, air-conditioning systems serving the Building) which by their nature, require periodic or substantial repair or replacement, unless, pursuant to Paragraph 3.05(a)(vii), they are charged fully in the Rental Year in which they are incurred, in accordance with sound accounting principles, and
                  (2) the costs of improvements properly charged to capital account which substantially reduce Operating Costs, amortized over their useful life, as determined by the Landlord in accordance with sound accounting principles;

         (x) interest calculated at 2 percentage points above the average daily prime bank commercial lending rate charged during such Rental Year by the Landlord's chartered bank upon the undepreciated portion of the original cost of all fixtures, equipment and facilities referred to in Paragraph 3.05(a)(ix);

         (xi) a fee of four percent (4%) of the total annual costs set out in this Section 3.05 for the administration and management of the Building and the Lands.

Notwithstanding the Tenant's obligations to pay operating Costs under this
Section 3.05, it is understood and agreed that the Tenant shall not be obligated to pay for the following, save and except for damages caused by any wilful act or omissions or negligence on the part of the Tenant:

                  (1) any cost or expense incurred by the Landlord in connection with the original initial construction of the Building, including the initial construction of all structural elements and installation of the heating, ventilating and air-conditioning system;

                  (2) any cost, expenses, repairs or replacements to the extent necessitated by the inherent structural defects or weaknesses, or faulty construction or design; and

                  (3) any cost and expense which is normally treated in accordance with generally accepted accounting principles as being of a capital nature

                           (having regard to the usual practice for similar commercial buildings) subject, however, to the Tenant's obligation to pay its Proportionate Share of depreciation and amortization pursuant to Section 3.05(a)(ix)x; and

                  (4) any cost or expense incurred in connection with major repairs or replacements to the structural elements of the Building, including the foundations, structural floor, bearing walls supporting or surrounding the Building, or the roof, but specifically excluding the roof membrane, any finished surfaces of the aforesaid structural elements, and any other portions of the structural elements which by their nature require periodic repair and replacement which are not covered by any warranties held by the Landlord. Notwithstanding the foregoing, it is understood and agreed the Tenant shall be liable for its Proportionate Share of the on-going maintenance, repair and replacement costs incurred by the Landlord in respect of structural elements of the Building insofar as such maintenance, repairs and replacements relate to the general day-to-day upkeep and maintenance of the Building.

From the total of the above costs, there is deducted

                  (aa) all net recoveries which reduce Operating Costs received by the Landlord from tenants as a result of any act, omission, default or negligence of such tenants or by reason of a breach by such tenants of provisions in their respective leases (other than recoveries from such tenants under clauses in their respective leases requiring their contribution to Operating Costs); and

                  (bb) net proceeds received by the Landlord from insurance policies taken out by the Landlord to the extent that the proceeds relate to Operating Costs.

         (b) Capital Tax is an imputed amount presently or hereafter imposed from time to time upon the Landlord or the Owners of the Building and Lands and payable by the Landlord or the owners of the Building and Lands (or by any corporation acting on behalf of the Landlord or the owners) and which is levied or assessed against the Landlord or the owners on account of its ownership of or capital employed in the Building and the Lands. Capital Tax will be imputed as if the amount of such tax were that amount due if the Building and the lands were the only real property of the Landlord and the Owners and Capital Tax includes the amount of any capital or place of business tax levied by the provincial government or other applicable taxing authority against the Landlord with respect to the Building and the Lands whether or not known as Capital Tax or by any other name.

         (c) The Tenant acknowledges that the Total Rentable Area of the Building may contain a retail commercial area on the ground floor of the Building in addition to the office area of the Building. The Landlord, acting equitably, will adjust the Operating Costs pursuant to this Paragraph in accordance with reasonable and current practices relevant to a multi-use commercial building to include a reasonable proportion of the expenses incurred by or on behalf of retail and other tenants in the Building who, by agreement with the Landlord, or otherwise, have undertaken cleaning, maintenance work or other outlays usually performed by the Landlord to the extent that those expenses if directly carried out by the Landlord would have been included in Operating Costs. It is the intent that office tenants will not be charged unfairly for services the Landlord may provide to any retail tenant which are more costly to perform.

SECTION 3.06 PAYMENT OF TAXES AND OPERATING COSTS

         (a) The amounts payable by the Tenant under Sections 3.02 and 3.05 (and
Section 3.03, if applicable) may be estimated by the Landlord for such period as the Landlord determines from time to time, and the Tenant agrees to pay the Landlord the Tenant's Proportionate Share as so estimated, of such amounts in monthly instalments in advance during such period as Additional Rent. The Landlord's estimates may be revised from time to time and as soon as the Landlord has received bills for Taxes and Operating Costs, the Landlord may bill the Tenant for the Tenant's Proportionate Share thereof, and the Tenant will pay the amounts billed less all amounts previously paid by the Tenant in accordance with the estimates.

         (b) Within a reasonable period of time after the end of the period for which the estimated payments have been made, the Landlord will determine and advise the Tenant of the exact amount of the Tenant's Proportionate Share of Taxes and Operating Costs, and if necessary, an adjustment will be made between the parties within thirty (30) days after the Tenant has been advised of the actual amounts.

                                   ARTICLE IV
                       DEVELOPMENT - CONTROL AND SERVICES

SECTION 4.01 CONTROL OF THE BUILDING

         (a) The Landlord will operate and maintain the Building in such manner as the Landlord determines from time to time, and in a first-class manner as would a prudent Landlord of a similar office building having regard to size, age and location.

         (b) The Building and the lands are at all times subject to the exclusive control, management and operation of the Landlord. The Landlord has the right, in its control, management and operation of the Building and the Lands, to perform all acts which, in the use of good business judgement, the Landlord determines advisable for the efficient and proper operation of the Building and the Lands. This includes without limitation;

         (i) obstructing or closing off all or any part of the Building for the purpose of maintenance, repair or construction:

         (ii) employing all personnel necessary for the operation of the Building. The Tenant acknowledges that the Building may be managed by any Person designated by the Landlord;

         (iii) constructing other improvements on the Lards and making alterations, additions, subtractions or re-arrangements to the various facilities and improvements comprising the Building or erected on the lands, including building additional storeys and constructing facilities adjoining or proximate to the Building, including parking facilities, underground tunnels and pedestrian walkways and overpasses; and

         (iv) with the consent of the Tenant, not to be unreasonably withheld, re-locating or re-arranging the Leased Premises from that shown on Schedule "B". The Tennant acknowledges that the sole purpose of Schedule "B" is to show the approximate location of the Leased Premises;

         (v) do and perform such other acts in and to the Building as in the use of good business judgment, the Landlord determines to be advisable for the more efficient and proper operation of the Building:

         (vi) control, supervise and regulate any parking facilities which may be used in conjunction with the Building in such manner as the Landlord determines from time to time, including, without limitation, imposing charges or rates as may from time to time be determined by the Landlord for the use of such parking facilities.

         (c) Notwithstanding anything contained in this Lease, it is understood and agreed that if as a result of the exercise by the Landlord of its rights set out in this Section 4.01, the facilities in or improvements to the Building are diminished or altered in any manner whatsoever, or the Leased Premises are relocated or rearranged in any manner whatsoever, the Landlord is not subject to any liability; nor is the Tenant entitled to any compensation diminution or abatement of Basic Rent or Additional Rent; nor is any alteration; or diminution of the facilities or improvements in or to the Building (including, the Leased Premises) deemed a breach of any covenant for quiet enjoyment contained in this Lease or implied by law.

SECTION 4.02 LANDLORD'S SERVICES

         (a) The Landlord will provide climate control to the Leased Premises during Normal Business Hours to maintain a climate adequate for occupancy. The Landlord will have no responsibility or liability for failure to supply a climate control service when stopped for temporary repairs or maintenance or by strikes or causes beyond the Landlord's reasonable control. The Tenant acknowledges that the Landlord has installed in the Building a system for the purpose of climate control, which system is designed to heat and cool during normal occupancy of the Leased Premises as general offices on the basis of one
(1) person to every one hundred (100) square feet of space on an open floor basis and based on the window shading being fully closed in those offices having exterior windows exposed to the sun, without having regard to the Tenant's specific use or the installation in the Leased Premises of any heat generating equipment. Any use of the Leased Premises not in accordance with the design standards or any arrangement of partitions which interferes with the normal operation of such system may require alterations in the system or ducts. Any of these alterations, if they can be accommodated by the Landlord's equipment, will be made (i) by the Tenant (or, at the Landlord's option, by the Landlord), (ii) in either case, at the Tenant's expense and only with the Landlord's prior written consent, and (iii) in accordance with drawings and specifications and by a contractor first approved in writing by the Landlord. If installation of partitions, equipment or fixtures by or on behalf of the Tenant (other than the partitions installed pursuant to the Landlord's Work as set out in Schedule "C") necessitates the rebalancing of the portion of the climate control equipment installed in the Leased Premises, such work will be performed by the Landlord at the Tenant's expense, together with an amount equal to fifteen percent (15%) of the total expenses thereof representing the Landlord's overhead, payable by the Tenant upon demand as Additional Rent. The Tenant acknowledges that one (1) year may be required after the Tenant has fully occupied the Leased Premises in order to properly adjust and balance the climate control system.

                  If the Tenant requests the provision of climate control services to the Leased Premises after Normal Business Hours, the Landlord will provide such services to the Tenant at the Tenant's expense at the rate determined by the Landlord in its sole discretion, having regard to reasonable and current practices relevant to a similar multi-use commercial building, payable by the Tenant upon demand.

         (b) The Landlord will furnish, except temporarily when repairs are being made, elevator service during Normal Business Hours, in common with others. At least one (1) elevator will be operated at all times after Normal Business Hours.

         (c) The Landlord shall when reasonably necessary from time to time cause the floors to be swept, the windows to be cleaned and the desks, tables and other furniture of the Tenant to be dusted, all in keeping with a first-class office building. However, with the exception of the obligation to cause such work to be done, the Landlord shall not be responsible for any act or omission or commission on the part of the Persons employed to perform such work and such work shall be done at the Landlord's direction without interference by the Tenant and its servants or employees.

         (d) The Landlord will make water and electricity available in the normal quantities. If the Tenant's equipment requires utilities in excess of normal quantities, facilities to supply the excess quantities, if available, may, at the Landlord's sole option, be provided by the Landlord at the expense of the Tenant, with this expense payable as Additional Rent subject to the following conditions and provided that:

         (i) the Landlord's electrical engineer or other consultants determines that such excess facilities are so required by the Tenant's equipment;

         (ii) it is within the capabilities of the Landlord and the existing structure of the Building to provide such excess utilities;

         (iii) the Landlord will have the right of refusal to supply such excess utilities if the supplying of additional facilities or utilities stall in any way affect the operation, the aesthetics or the structure of the Building, or in any way reduce the efficiency of existing electricity, water or other utilities supplied to the Building; and

         (iv) the supplying of such additional facilities will be subject to compliance with all provisions of law including, without limitation, federal and provincial legislative enactments, building by-laws and other governmental or municipal regulations.

                                   ARTICLE V
                                    UTILITIES

SECTION 5.01 CHARGES FOR UTILITIES

         (a) The Tenant will pay to the Landlord, or as the Landlord otherwise directs, as Additional Rent, the aggregate, without duplication of (except to the extent not separately metered in respect to the Leased Premises and the Tenant is billed directly by the utilities supplier): (i) all electricity, water, steam charges and other utility charges applicable to the Leased Premises on the basis of the Rentable Area of the Leased Premises (the "Utilities"); (ii) the cost of any other charges levied or assessed in lieu of or in addition to such Utilities as determined by the Landlord, acting reasonably; and (iii) all costs incurred by the Landlord in determining or allocating the charge for Utilities including, without limitation, professional engineering and consulting fees and an administration fee of fifteen percent (15%) of the total cost of such Utilities. The Landlord will be entitled, acting equitably, to allocate to the Leased Premises an additional charge, as determined by the Landlord or the Landlord's engineer, for the excess supply to, and usage of, water, electricity, steam and other Utilities in the Leased Premises in excess of the standard usage of general office premises in the Building.

                  Charges for Utilities will be paid in equal monthly instalments in advance on the basis of an initial rate determined by the Landlord's engineers. If the public utility rate is increased or decreased during the Term, the charges will be equitably adjusted and the decision of the Landlord, acting reasonably, will be final. The Tenant will, in addition, pay for all costs of supplying Utilities to the Leased Premises after Normal Business Hours as determined by the Landlord's engineers.

         (b) The Landlord will have the exclusive right to attend to any replacement of electric light bulbs, tubes and ballasts in the Leased Premises throughout the Term on the basis determined by the Landlord in accordance with good commercial practice. The Tenant will pay a monthly charge (subject to adjustment based on actual costs) per bulb, tube and ballast on account of the cost of replacement. If the Landlord elects not to relamp and reballast, then the replacement of electric light bulbs, tubes and ballasts in the Leased Premises will be undertaken by the Landlord at such time as they actually burn out and after notice from the Tenant that replacement is required. In that event, the cost of replacement and installation will be paid by the Tenant within 5 days after invoicing.

         (c) The Tenant shall pay for the cost of any metering which the Tenant requests the Landlord to install in the Leased Premises or the Building, or which the Landlord wishes to install in the Building, for the purpose of assisting in determining the consumption of any Utility (including electricity and water) in the Leased Premises or which may be required by the Landlord to measure or estimate any excess usage of electricity, water or other Utility.

         (d) The Tenant will pay for any costs or expenses in respect of the Leased Premises resulting from use of equipment necessitating a dedicated circuitry or specialized power requirement.

                                   ARTICLE VI
                           USE OF THE LEASED PREMISES

SECTION 6.01 USE OF THE LEASED PREMISES

                  The Leased Premises will be used solely for the purpose of general offices and training facility, provided such purposes comply with the terms, covenants and conditions of this Lease and with all applicable laws, by-laws, regulations or other governmental ordinances from time to time in existence. The Tenant acknowledges that it is only one of the many tenants in the Building and accordingly will conduct its business in the Leased Premises in a reputable and first-class manner, and in the best interests of the Building as a whole. Any business, conduct or practice carried on by the Tenant which in the Landlord's reasonable opinion may harm the business or reputation of the Landlord or reflect unfavourably on the Building or its tenants, will be immediately discontinued by the Tenant at the request of the Landlord.

SECTION 6.02 QUIET ENJOYMENT

                  If the Tenant pays the Basic Rent and Additional Rent and observes and performs all its terms, covenants and conditions, contained in this Lease, the Tenant will peaceably and quietly hold and enjoy the Leased Premises for the Term hereby demised without hindrance or interruption by the Landlord, or any other Person lawfully claiming by, through or under the Landlord, unless otherwise permitted under the terms of this Lease. The Tenant acknowledges that the exercise by the Landlord of any of the rights conferred on the Landlord under this Lease will not be deemed to be a constructive or actual eviction of the Tenant and will not be considered to be a breach of the Landlord's covenant for quiet enjoyment.

SECTION 6.03 OBSERVANCE OF LAW

                  The Tenant will, at its expense, and subject to Section 8.02:

         (a) comply with all provisions of law including, without limitation, all statutes, regulations, by-laws, ordinances and other requirements of municipal, provincial, federal and other governmental bodies, agencies or departments, which now or hereafter pertain to or affect the Leased Premises or require or govern the making of any repairs, alterations, improvements or other changes of or to the Leased Premises or the Tenant's use of it;

         (b) obtain all necessary permits, licenses and approvals relating to the use of the Leased Premises and the conduct of business therein, including, without limitation, those required under the Business Corporations Act (Ontario) and The investment Canada Act (Canada); and

         (c) carry out all modifications, alterations or changes of or to the Leased Premises and the Tenant's conduct of business in or use of the Leased Premises which are required by any such authorities as set out herein;

         (d) co-operate with the Landlord in, and comply with the Landlord's requests and with all laws, by-laws, regulations and orders relating to, the conservation of all forms of energy serving the Building.

SECTION 6.04 CONDUCT OF BUSINESS

                  The Tenant shall occupy the Leased Premises from and after the Commencement Date and thereafter throughout the Term shall conduct continuously and actively the business set out in Section 6.01 hereof in the whole of the Leased Premises. In the conduct of the Tenant's business pursuant to this Lease, the Tenant shall:

         (a) own, install in the Leased Premises and keep in good order and condition, free from liens or rights of third parties, only fixtures and equipment of first-class quality:

         (b) not permit or allow any odours, vapours, steam, water, vibrations, noises or other undesirable effects to emanate from the Leased Premises or any equipment or installation therein which, in the Landlord's opinion, are objectionable or cause any interference with the safety, comfort or convenience of the Building by the Landlord or any occupants thereof or their customers or invitees. If the Tenant is in default of any of the forgoing, the Landlord shall have the right to verbally inform the Tenant's manager in the Leased Premises thereof, whereupon the Tenant shall forthwith (i) take such steps as are necessary to cure any such default, and (ii) cease selling the offending item or items, as the case may be.

                  Any business, conduct or practice promulgated, carried on or maintained by the Tenant, whether thorough advertising or selling procedures or otherwise, which in the opinion of the Landlord, acting reasonably, may harm or tend to harm the business or reputation of the Landlord or reflect unfavourably on the Building, the Landlord or other tenants in the Building, or which may tend to confuse, mislead, deceive or be fraudulent to the public, shall be immediately discontinued by the Tenant at the request of the Landlord.

                                  ARTICLE VII
                             INSURANCE AND INDEMNITY

SECTION 7.01 TENANT'S INSURANCE

         (a) The Tenant will, throughout the Term (and at any other time during which the Tenant is in possession of the Leased Premises), at its expense, take out and keep in full force and effect the following insurance:

         (i) all risks (including flood and earthquake) property insurance, in an amount equal to the full replacement cost (new) of all improvements, equipment and chattels in or serving the Leased Premises or for which the Tenant is legally liable;

         (ii) extra expense insurance in such amount as will reimburse the Tenant for loss attributable to all perils insured against in
                  Section 7.01(a)(i) inclining prevention of access to the Leased Premises or the Building as a result of such perils;

         (iii) if applicable, broad form boiler and machinery insurance on a blanket repair and replacement basis with limits for each accident in an amount of not less than the replacement cost
                  (new) of all leasehold improvements and of all boilers, pressure vessels, air-conditioning equipment and miscellaneous electrical apparatus owned or operated by the Tenant or by others (other than the Landlord) on behalf of the Tenant in the Leased Premises, or relating to or serving the Leased Premises;

         (iv) public liability and property damage insurance, including personal injury liability, blanket contractual liability, employers' liability, occurrence property damage and owners' and contractors' protected insurance coverage, with the coverage to include the activities and operations of the Tenant and any other person on the Leased Premises or performing work for the Tenant and all others for whom the Tenant is in law responsible in any other part of the Building and the Lands. The policies will,

                  (1) be written on a comprehensive basis with inclusive limits of not less than two million dollars ($2,000,000) for bodily injury to any one or more persons, or property damage, and such higher limits as the Landlord, acting reasonably, or the Mortgagee requires from time to time; and

                  (2) name the Landlord, the Owners and the Mortgagee as insureds and contain severability of interest and cross-liability clauses;

         (v) broad form Tenant's legal liability insurance for the actual cash value of the Leased Premises, including loss of use thereof;

         (vi) two million dollars ($2,000,000) inclusive limits automobile liability insurance on a non-owned form including contractual liability, and on an owner's form, covering all licensed vehicles operated by or on behalf of the Tenant; and

         (vii) any other form of insurance as the Tenant or the Landlord, acting reasonably, or the Mortgagee requires from time to time in form, in amounts and for insurance risks against which a prudent tenant would insure.

         (b)      The Tenant's policies will:

         (i) with respect to leasehold improvements, contain the Mortgagee's standard mortgage clause;

         (ii) with respect to property and extra expense insurance, name the Landlord as an insured and contain a waiver of any subrogation rights which the Tenant's insurers may have against the Landlord and those for whom the Landlord is in law responsible, whether the damage is caused by the act, omission or negligence of the Landlord or those for whoa the Landlord is in law responsible;

         (iii) be taken out with insurers reasonably acceptable to the Landlord and in a form reasonably satisfactory to the Landlord;

         (iv) be non-contributing with and apply only as primary and not as excess to any other insurance available to the Landlord, the Owners or the Mortgagee;

         (v) not be invalidated as respects the interests of the Landlord, the Owners, and the Mortgagee by reason of any breach or violation of any warranties, representations, declarations or conditions contained in the policies; and

         (vi) contain an undertaking by the insurers to notify the Landlord, the owners, and the mortgagee in writing by registered mail not less than thirty (30) days prior to any cancellation or material change that reduces or restricts the insurance.

                  The Tenant agrees that certificates of insurance on the Landlord's standard form or, if required by the Mortgagee, evidence in the form of notarized, certified copies of the policies signed by the insurers, will be delivered to the Landlord as soon as practicable after the placing of the required insurance.

         (c) If there is damage or destruction to the leasehold improvements in the Leased Premises, the Tenant will use the insurance proceeds for the sole purpose of repairing or restoring the leasehold improvements. In the event of damage to or destruction of the Building entitling the Landlord to terminate this Lease under Section 9.02, then, if the Leased Premises have also been damaged or destroyed, the Tenant will forthwith pay the Landlord all of its insurance proceeds relating to the leasehold improvements, and if the Leased Premises have not been damaged or destroyed, the Tenant shall upon demand deliver to the Landlord, in accordance with this Lease, the leasehold improvements and the Leased Premises. In the event that the Tenant's insurance proceeds exceed Seven Hundred and Fifty Thousand Dollars ($750,000.00) and the Tenant is obligated in accordance with the terms of this Lease to repair and restore the Premises, and the cost of such repairs and restoration, subject to the approval of the Landlord, acting reasonably, is an amount greater than Seven Hundred and Fifty Thousand Dollars ($750,000.00) but less than the Tenant's proceeds, the Tenant shall retain the balance.

SECTION 7.02 INCREASE IN INSURANCE PREMIUMS

                  If (a) the occupancy of the Leased Premises; (b) the conduct of business in the Leased Premises; or (c) any acts or omissions of the Tenant in the Building or the Leased Premises causes or results in any increase in premiums for the insurance carried from time to time by the Landlord with respect to the Building, the Tenant will pay the increase in premiums within five (5) days after invoices for additional premiums are rendered by the Landlord.

SECTION 7.03 CANCELLATION OF INSURANCE

                  If any insurance policy in respect of the Building is cancelled or threatened by the insurer to be cancelled, or the coverage reduced by the insurer by reason of the use and occupation of the Leased Premises and if the Tenant fails to remedy the condition giving rise to cancellation, threatened cancellation or reduction of coverage within forty-eight (48) hours after notice by the Landlord, the Landlord may, at its option, either (a) exercise its rights of re-entry including termination under Article XIII, or (b) at the Tenant's expense, enter upon the Leased Premises and remedy the condition giving rise to the cancellation, threatened cancellation or reduction.

SECTION 7.04 LOSS OR DAMAGE

                  None of the Landlord, the Owners, or the Mortgagee is liable for any death or injury arising from or out of any occurrence in, upon, at, or relating to the Building or the lands or damage to property of the Tenant or of others wherever located, whether or not resulting from (a) the negligence of the Landlord or those for whom it may in law be responsible, (b) the exercise by the Landlord of any of its rights under this Lease, or (c) by Landlord's failure to supply any services, facilities or utilities required by this Lease. This exculpation of the Landlord from liability extends to and includes all damages, direct, indirect or consequential, damages for personal discomfort, illness or inconvenience, and any death, injury or damage to property or other loss resulting from any cause, including without limitation, fire, explosion, falling plaster, falling ceiling tile, falling ceiling fixtures and diffuser coverings, steam, gas, electricity, water, rain, flood, snow or leaks from any part of the Building, including pipes, sprinklers, appliances, plumbing works, roofs, windows or the sub-surface of any floor or ceiling of the Building or from any lands adjoining the Building. The intent of this Section is that the Tenant (and all other Persons having business with the Tenant) is to look solely to its insurers to satisfy any claim which may arise on account of death, injury, loss or damage, irrespective of its cause, except with respect to any inherent structural defects or weaknesses.

                  Notwithstanding anything contained in this Section 7.04 to the contrary, it is understood and agreed that the Landlord is liable for any such death or injury or any such damage to property referred to in this Section 7.04 if any such death or injury or any such damage to property is caused by or to the extent contributed to by the wilful acts or negligence of the Landlord, but only to the extent that (1)(i) the Tenant is not required to have insurance coverage pursuant to Section 7.01(a) of this Lease; and (ii) the Tenant does not otherwise have insurance coverage for any such death or injury or any such damage to property: in any case without taking into account any deductible or co-insurance provisions or clauses; and (2) the Landlord is indemnified by its insurers for any such death or injury or any such damage to property.

SECTION 7.05 LANDLORD'S INSURANCE

                  The Landlord shall at all times throughout the Term carry: (i) insurance on the Building (including the foundations and excavations) and the equipment contained in or servicing the Building and owned by the Landlord, or the owners (specifically excluding any property with respect to which the Tenant and other tenants are obliged to insure pursuant to Section 7.01 or similar sections of their respective leases) against damage by "All Risks"' perils, and comprehensive boiler and machinery coverage in such reasonable amounts and with such reasonable deductions as would be carried by a prudent owner of a reasonably similar office building, having regard to size, age and location: (ii) public liability and property damage insurance with respect to the Landlord's operations in the Building: and (iii) other forms of insurance considered advisable by the Landlord, the Owners and the Mortgagee, in each case, in such reasonable amounts and with such reasonable deductions as would be carried by a prudent owner of a reasonably similar office building.

                  Notwithstanding the Landlord's covenant contained in this
Section 7.05 and notwithstanding the Tenant's contribution to the cost of the Landlord's insurance premiums, the Tenant acknowledges and agrees (1) the Tenant is not relieved of any liability arising from or contributed to by its negligence or its wilful acts or omissions, (2) no insurable interest or other benefit (including an implied waiver of subrogation from the Landlord's insurers) is conferred upon the Tenant under the Landlord's insurance policies, and (3) the Tenant has no right to receive proceeds from the Landlord's insurance policies.

                  The Landlord's policies will contain a waiver of any subrogation rights which the Landlord's insurers may have against the Tenant and those for whom the Tenant is in law responsible, whether the damage is caused by the act, omission or negligence of the Tenant or those the Tenant is in law responsible, for that portion of any claim in excess of the greater of (i) Two Million Dollars ($2,000,000.00) or (ii) the limits of insurance in the comprehensive general liability policy actually carried by the Tenant. The foregoing waiver of subrogation rights does not apply, however, to damage arising from the wilful or grossly negligent acts of the Tenant.

SECTION 7.06 INDEMNIFICATION OF THE LANDLORD

                  Notwithstanding any other terms, covenants and conditions contained in this Lease, the Tenant will indemnify the Landlord and save it harmless from and against all loss (including loss of rentals), claims, actions, damages, costs, liability and expense in connection with loss of life, personal injury, damage to property (including any portion of the Building and its equipment, machinery, services and improvements) or any other loss or injury whatsoever arising from or out of this Lease, or any occurrence in the Leased Premises, or the Tenant's occupancy of the Leased Premises or the Building, or occasioned wholly or in part by any act or omission of the Tenant or by anyone permitted to be on the Leased Premises or the Building by the Tenant. If the Landlord is, without fault on its part, made a party to any litigation commenced by or against the Tenant, then the Tenant will protect, indemnify and hold the Landlord harmless and pay all expenses and reasonable legal fees incurred or paid by the Landlord in connection with the litigation. The Tenant will also pay all costs, expenses and legal fees (on a solicitor and his client basis) that may be incurred or paid by the Landlord in enforcing the terms, covenants and conditions in this Lease.

                                  ARTICLE VIII
                      MAINTENANCE, REPAIRS AND ALTERATIONS

SECTION 8.01 MAINTENANCE, REPAIRS AND ALTERATIONS BY THE TENANT

         (a) The Tenant will at all times, at its expense, maintain the whole of the Leased Premises including without limitation, all interior partitions, signs, doors, fixtures, shelves, equipment and appurtenances thereof and improvements thereto, including without limitation, electrical, lighting, wiring, plumbing fixtures and equipment and the heating, ventilating and air-conditioning systems and equipment within or exclusively serving the Leased Premises in good order, first-class condition and repair excluding performance of the repairs or replacements required to the structural elements of the Leased Premises which are the responsibility of the Landlord pursuant to Section 8.03 herein (which shall include, without limitation, periodic painting and decoration), as determined by the Landlord, and the Tenant will make all needed repairs and replacements with due diligence and dispatch.

         (b) The Tenant will leave the Leased Premises in a reasonably tidy condition at the end of each Business Day in order that the Landlord's cleaning services can be performed.

         (c) The Tenant will pay for the cost of replacement of glass broken on the Leased Premises including outside windows and doors of the perimeter of the Leased Premises.

         (d) At the expiration or earlier termination of the Term, the Tenant will surrender the Leased Premises to the Landlord in as good a condition as the Tenant is required to maintain them throughout the Term.

SECTION 8.02 LANDLORD'S APPROVAL OF THE TENANT'S REPAIRS AND ALTERATIONS

                  The Tenant will not make any repairs, alterations, replacements, decorations or improvements ("Alterations") to any part of the Leased Premises without first obtaining the Landlord's written approval. The Tenant will submit to the Landlord: (a) details of the proposed work including professionally prepared drawings and specifications, (b) any indemnification against liens which the Landlord reasonably requires; and (c) evidence satisfactory to the Landlord that the Tenant has obtained, at its expense, all necessary consents, permits, licenses and inspections from all governmental and regulatory authorities having jurisdiction. All Alterations will be performed:
(i) at the Tenant's expense; (ii) by competent workmen whose labour union affiliations are compatible with others employed by the Landlord and its contractors; (iii) in a good and workmanlike manner; (iv) in accordance with the drawings and specifications approved by the Landlord; and (v) subject to the reasonable regulations, controls and inspection of the Landlord.

                  Any Alterations made by the Tenant without the prior consent of the Landlord or not made in accordance with the drawings and specifications approved by the Landlord will, if requested by the Landlord, be promptly removed by the Tenant at the Tenant's expense and the Leased Premises restored to their previous condition. Failing such removal, the Landlord will be entitled to remove any Alterations forthwith without notice and at the Tenant's expense. In any event, no Alterations may be permitted if the Landlord determines that they may weaken or endanger the structure of the Building, adversely affect the condition or operation of or diminish the value of the Building, affect the Landlord's coverage for zoning purposes or cause the Landlord to buy out or provide additional parking spaces.

                  If however, the proposed Alterations or any of them affect any part of the structure of the Building or any of the electrical, mechanical or other base building systems, the Alterations (or the appropriate portion of them) will be performed only by the Landlord, at the Tenant's expense, and the Tenant will promptly reimburse the Landlord for the cost of the Alterations (including architectural and other consulting fees) plus 15% of the total cost representing the Landlord's overhead.

SECTION 8.03 MAINTENANCE, REPAIRS AND ALTERATIONS BY THE LANDLORD

         (a) The Landlord will, subject to Section 8.01 and Article IX, maintain and repair the structure of the Building, including, without limitation, the foundations, exterior wall assemblies including weather walls, sub-floor, roof, bearing walls, and structural columns and beams of the Building and the mechanical, electrical and other base building systems of the Building, as would a prudent owner of a similar office building. The cost of this will be included in Operating Costs. However, if the Landlord is required, due to the business carried on by the Tenant, to make structural repairs or replacements by reason of the application of laws, ordinances or other regulations of any governmental body, or by reason of any act, omission or default of the Tenant or those for whom the Tenant is in law responsible, then the Tenant will be liable for the total cost of those repairs or replacements plus 15% of the total cost representing the Landlord's overhead.

         (b) The Tenant acknowledges and agrees that subject to the provisions of Section 7.04, as amended, the Landlord is not liable for any damages, direct, indirect or consequential, or for damages for personal discomfort, illness or inconvenience of the Tenant or the Tenant's servants, clerks, employees, invitees or other Persons by reason of (i) the failure, cessation or interruption of any Utilities, equipment, facilities or systems servicing the Building or the Leased Premises, (whether or not supplied by the Landlord others), or (ii) reasonable delays in the performance of any repairs, replacements and maintenance for which the Landlord is responsible pursuant to this Lease. The Landlord covenants and agrees to complete any of its work as expeditiously as possible in the circumstances.

         (c) If the Tenant refuses or neglects to carry out any repairs as required pursuant to Section 8.01, and to the reasonable satisfaction of the Landlord, the Landlord may, but will not be obliged to, make such repairs without being liable for any loss or damage that may result to the Tenant's equipment, fixtures or other property or to the Tenant's business by reason thereof, and upon completion, the Tenant will pay to the Landlord as Additional Rent upon demand, the Landlord's costs relating to any such repairs and a sum equal to 15% thereof representing the Landlord's overhead.

         (d) If any elevator servicing the Building or if any mechanical or base building equipment, facilities or systems are damaged or destroyed or are in need of repair, the Landlord will have a reasonable time in which to make the required repairs or replacements necessary for the resumption of the services to the Leased Premises (to the extent of the Landlord's obligations under this Lease), and the Tenant is not entitled to any compensation or damages, but if any of the foregoing items had became impaired, damaged or destroyed in any of the circumstances referred to in section 8.03(c), then the Tenant will be responsible for the cost of repairing, restoring, or making good the damage in accordance with the provisions of Section 8.03(c).

         (e) If the Building or any part of it, or any equipment, machinery, facilities or improvements of the Building, or the roof or outside walls of the Building or any other structural portions of the Building require repair or replacement or become damaged or destroyed through the negligence, carelessness, misuse or other act of the Tenant or those for whom the Tenant is in law responsible, or by any Person having business with the Tenant, or by the Tenant or those for whom it is in law responsible in any way stopping up or damaging the climate control, heating apparatus, water pipes, drainage pipes or other equipment or facilities or parts of the Building, then the cost of the resulting repairs, replacements, or alterations plus a sum equal to 15% of the cost will be paid by the Tenant to the Landlord upon demand after presentation of an account.

         (f) If any equipment installed by the Tenant requires additional utility, electrical or mechanical facilities, the Landlord may, in its sole discretion, if they are available, elect to install them at the Tenant's expense and in accordance with plans and specifications to be approved in advance in writing by the Landlord.

SECTION 8.04 REMOVAL AND RESTORATION BY THE TENANT

         (a) All alterations, decorations, additions and improvements made by the Tenant, or made by the Landlord on the Tenant's behalf (other than the Tenant's trade fixtures) immediately become the property of the Landlord upon affixation or installation, without compensation therefor to the Tenant, and will not be removed from the Leased Premises at any time unless permitted or required by the Landlord. The Landlord is under no obligation to repair, maintain or insure these alterations, decorations, additions or improvements. The Tenant will, at the expiration or earlier termination of the Term, at its cost, remove those leasehold improvements and fixtures which the Landlord requires the Tenant to remove and will make good any damage to the Leased Premises or the Building resulting from their installation or removal.

         (b) The Tenant may during the Term in the normal course of its business and with the prior written consent of the Landlord remove its trade fixtures, but only if they have become excess for the Tenant's purposes or the Tenant is substituting new and similar trade fixtures, and in each case, only when the Tenant is not in default under the Terms of this Lease. At the expiration or earlier termination of the Term, the Tenant will, at its own cast, remove all of its trade fixtures and will make good any damage to the Leased Premises or the Building caused as a result of their installation or removal. If the Tenant does not remove its trade fixtures at the end or earlier termination of the Term, the trade fixtures will, at the Landlord's option, become the property of the Landlord and may be removed from the Leased Premises and sold or disposed of by the Landlord in such manner as it deems advisable.

         (c) For greater certainty, the Tenant's trade fixtures exclude: (i) heating, ventilating or air-conditioning systems, facilities and equipment; (ii) floor covering affixed to the floor of the Leased Premises; (iii) light fixtures; (iv) internal stairways and doors, if any; and (v) any fixtures, facilities, equipment or installations installed by or at the expense of the Landlord pursuant to Schedule "C"; all of which are deemed to be leasehold improvements.

SECTION 8.05 TENANT TO DISCHARGE ALL LIENS

                  The Tenant shall promptly pay all of its contractors and others supplying materials or performing work on its behalf in respect of the Leased Premises and will do all things necessary to ensure that no lien is registered against the Lands, Building or the Tenant's leasehold interest. If any construction or similar lien is made, filed or registered against title to the Lands (or part of it), the Building or against the Tenant's leasehold interest, as a result of any work, materials or services supplied or performed by or on behalf of the Tenant or otherwise in respect of the Leased Premises, the Tenant will discharge it forthwith at the Tenant's expense. If the Tenant fails to discharge the lien, then in addition to any other right or remedy of the Landlord, the Landlord may elect to discharge the lien by paying the amount claimed to be due, and any additional amounts as may be required at law or otherwise, into Court or directly to the lien claimant and the amount paid by the Landlord and all costs and expenses including all solicitor's fees (on a solicitor and his client basis) incurred as a result of the lien including without limitation procuring its discharge will be immediately paid by the Tenant to the Landlord.

SECTION 8.06 SIGNS AND ADVERTISING

                  The Tenant will not place or permit any notice, lettering or other signage on any part of the outside of the Building or the Leased Premises or anywhere in the interior of the Leased Premises which is visible from the outside of the Building or the Leased Premises. The Landlord will prescribe a uniform pattern of identification signs for tenants in accordance with the Landlord's design criteria for the Building which shall be placed by the Landlord at the Tenant's expense on the outside of either the interior walls or doors leading into the Leased Premises.

                  The Tenant acknowledges and agrees that the Landlord is member of the Valleywood Business Park and is bound by certain covenants with the Valleywood Business Park including the requirement that all signage either on the outside of the Building, or on the Common Elements and Facilities of the Building, or visible from the outside of the Building, is subject to the prior written approval of the Valleywood Business Park. So long as the Tenant and occupant of the Leased Premises is GEAC CANADA LIMITED and the Tenant leases as at the commencement of Tenant's Work (as defined under schedule "C" attached hereto) a minimum of Twenty-One Thousand (21,000) square feet, then, if permitted by the Valleywood Business Park and the governmental authorities having jurisdiction, it being understood and agreed that the Landlord shall use all reasonable efforts to obtain any approvals necessary for such signage from the Valleywood Business Park, the Tenant shall be entitled to identification of its tenancy on the outside facia of the Building so long as such signage shall be installed; (a) subject to the prior written approval of the Valleywood Business Park, (b) subject to the Tenant obtaining at its expense, all necessary consents, permits and inspections from all municipal and other applicable governmental authorities having jurisdiction, (c) at the sole cost of the Tenant, (d) in a good and workmanlike manner of materials and in a method of installation approved by the Landlord, in writing, (e) in a location and of a size and design approved by the Landlord and the Valleywood Business Park, in writing, (f) in accordance with drawings and specifications approved by the Landlord and the Valleywood Business Park, in writing, and (g) such signage shall otherwise be subject to the provisions of this Section 8.06 and Schedule "C" attached to this Lease, where applicable. It is further understood and agreed that the Tenant shall be responsible for the on-going operation, insurance, maintenance and repair of any such signage at its sole cost and expense and that the Tenant shall abide by the rules and regulations of the Valleywood Business Park and any governmental authorities having jurisdiction with respect to same. The Landlord may require, at its sole option, that all maintenance and repair to be done in respect of any such signage by the Tenant will be carried out by the Landlord's contractors and employees at the Tenant's expense and repayable by the Tenant to the Landlord as Additional Rent with the next monthly instalment of Basic Rent coming due.

                  If requested by the Landlord, the Tenant shall enter into an agreement, as prepared by the Landlord at the Tenant's expense, to document further the terms and conditions of its exterior signage permitted in accordance with the terms of this Section 8.06.

                  At the expiration of this Lease, the Landlord, or the Tenant, at the Landlord's request, will remove all signs installed by or on behalf of the Tenant and all pictures, advertisements, notices, letterings or decorations from the Leased Premises, at the Tenant's expense and the Tenant will promptly repair all damage caused by their installation and removal.

                                   ARTICLE IX
                             DAMAGE AND DESTRUCTION

SECTION 9.01 DESTRUCTION OF THE LEASED PREMISES

         (a) If the Leased Premises are destroyed or damaged as a result of fire or other casualty required to be insured against by the Landlord pursuant to
Section 7.05 or otherwise insured against by the Landlord and not caused by the Tenant, and if as a result of such occurrence:

         (i) the Leased Premises are rendered wholly or partially untenantable, this Lease will continue in full force and effect and the Landlord will commence diligently to restore the Leased Premises to the extent only of the Landlord's Work set out in Schedule "C', and only Basic Rent (but not Additional Rent) will abate entirely or proportionately, as the case may be, to the portion of the Leased Premises rendered untenantable from the date of the destruction or damage until the Leased Premises have been restored and rendered tenantable by the Landlord to the extent of its obligations hereunder;

         (ii) the Leased Premises are not rendered untenantable in whole or in part, this Lease will continue in full force and effect, the Rent and other amounts payable by the

                  Tenant will not abate and the Landlord will commence diligently to restore the Leased Premises to the extent required by this Section 9.01(a).

         (b) Notwithstanding Section 9.01(a), if the Leased Premises are damaged or destroyed by any cause whatsoever, and if, in the opinion of the Landlord reasonably arrived at, the Leased Premises cannot be rebuilt or made fit for the purposes of the Tenant within 90 days of the damage or destruction, the Landlord, instead of rebuilding or making the Leased Premises fit for the Tenant in accordance with section 9.01(a) may, at its option, elect to terminate this Lease by giving the Tenant, within 30 days after the damage or destruction, notice of termination, and thereupon Rent and any other payments for which the Tenant is liable under this Lease will be apportioned and paid to the date of damage or destruction.

         (c) Once the Landlord has substantially completed its restoration work, the Tenant will forthwith complete all work required to fully restore the Leased Premises for business. Nothing in this Section 9.01 requires the Landlord to rebuild the Leased Premises in the condition and state that existed before the damage, but the Leased Premises, as re-built, will have reasonably similar facilities and services to those in the Leased Premises prior to the damage.

SECTION 9.02 DESTRUCTION OF THE BUILDING

         (a) Notwithstanding Section 9.01, if 25% or more of the Total Rentable Area of the Building is damaged or destroyed (irrespective of whether the Leased Premises are damaged or destroyed) and if, in the opinion of the Landlord reasonably arrived at, the damaged or destroyed parts of the Building cannot be rebuilt or made fit for the purposes of the respective tenants of the space within 90 days of the damage or destruction, then, the Landlord may, at its option (to be exercised by written notice to the Tenant within 60 days following the occurrence), elect to terminate this Lease. In the case of such election, the Term and the tenancy hereby created will expire upon the thirtieth (30th) day after such notice is given, without indemnity or penalty payable by, or any other recourse against, the Landlord, and the Tenant shall, within such thirty
(30) day period, vacate and surrender the Leased Premises to the Landlord. Basic Rent and Additional Rent will be payable without reduction or abatement subsequent to the destruction or damage and until the date of termination, unless the Leased Premises has been destroyed or damaged as well, in which event
Section 9.01 will apply.

         (b) If any part of the Building is destroyed or damaged and the Landlord does not elect to terminate this Lease, the Landlord will commence diligently to restore that part of the Building damaged or destroyed, but only to the extent of the Landlord's responsibilities pursuant to the terms of the various leases for the premises in the Building, and exclusive of any tenant's responsibilities set out therein. If the Landlord elects to restore the Building, or any part thereof, the Landlord may restore according to plans and specifications and working drawings other than those used in the original construction of the Building.

SECTION 9.03 EXPROPRIATION

                  Both the Landlord and the Tenant agree to co-operate with the other regarding an expropriation of the Leased Premises or the Building or any part thereof, so that each may receive the maximum award to which they are respectively entitled at law. To the extent that any portion of the Building other than the Leased Premises is expropriated, then, the full proceeds accruing or awarded as a result will belong to the Landlord and the Tenant will abandon or assign to the Landlord any rights which the Tenant may have or acquire by operation of law to those proceeds or awards and will execute all such documents as in the opinion of the Landlord are necessary to give effect to this intention.

                                   ARTICLE X
                                TRANSFER AND SALE

SECTION 10.01 ASSIGNMENT AND SUBLETTING

         (a) The Tenant will not: (i) assign this Lease, (ii) sublet, share or part with possession of all or any part of the Leased Premises, nor (iii) mortgage or encumber this Lease or the Leased Premises, to or in favour of any Person (collectively, a "Transfer") without the prior written consent of the Landlord and the owners which consent will not be unreasonably or arbitrarily withheld or delayed. However, notwithstanding any statutory provisions to the contrary, it will not be considered unreasonable for the Landlord and the Owners to take into account the following factors in deciding whether to grant or withhold its consent:

                  (1) whether any such Transfer violates or breaches is contrary any covenants or restrictions granted by the Landlord to other existing or prospective tenants or occupants of the Building or to Mortgagees, the Owners or other parties, regardless of when given;

                  (2) whether in the Landlord's opinion the financial background, business history and capability of the Transferee is satisfactory;

                  (3) whether any such Transferee intends to actually use and occupy the Leased Premises in accordance with the terms of this Lease; and

                  (4) whether the Tenant is in default under the terms, covenants and conditions of the Lease.

The consent by the Landlord and the Owners to any Transfer will not constitute a waiver of the necessity for consent to any subsequent Transfer. This restriction against a Transfer includes a prohibition against a Transfer by operation of law, including without limitation, an amalgamation. No Transfer will take place by reason of a failure by the Landlord to give notice to the Tenant within thirty (30) days as required by Section 10.01(b) and the Landlord shall be deemed to have withheld its consent to any such Transfer.

         (b) If the Tenant intends to effect a Transfer, then the Tenant will give prior written notice to the Landlord of such intent, specifying the proposed assignee, subtenant, occupant or other Person taking the Transfer (collectively, a "Transferee") and providing such information with respect thereto including, without limitation, information concerning the principals thereof and as to any credit, financial or business information relating to the proposed Transferee, as the

Landlord, the Owners or the Mortgagee require. The Landlord will, within 30 days after having received notice and all necessary information, notify the Tenant in writing that the Landlord and the owners consent or do not consent to the Transfer in accordance with the provisions and qualifications of section 10.01(a), or (ii) notwithstanding the provisions of Section 10.01(a), it elects to cancel this Lease in preference to giving consent. If the request for consent relates to only a part of the Leased Premises, the Landlord's rights to cancel this Lease will relate only to such part and in this event the Tenant will, at its expense, arrange for the partitioning of the Leased Premises so as to separate the part being Transferred froth the remainder of the Leased Premises. If the Landlord elects to cancel this Lease, the Tenant will notify the Landlord in writing within fifteen (15) days thereafter of the Tenant's intention either to refrain from such Transfer or to accept the cancellation of this Lease. If the Tenant fails to deliver notice within the fifteen (15) day period, this Lease will be terminated upon the expiration of the fifteen (15) day period. If the Tenant advises the Landlord it intends to refrain from such Transfer, the Landlord's election to cancel this Lease will became null and void in such instance.

         (c) The Landlord acknowledges that the Tenant has leased in excess of its own space requirements for the purpose of subletting a portion of the Leased Premises to dealers of the Tenant for the sauce use permitted under Section 6.01 of this Lease. The Landlord therefore covenants and agrees that so long as the Tenant and occupant of the Leased Premises is GEAC CANADA LIMITED and has not failed or neglected to remedy or commenced to remedy any default or breach of its obligations as set out in this Lease after notice within the times set forth in this Lease, then the Landlord's right to cancel this Lease as provided under this Section 10.01(b) shall not apply and the Tenant shall have the right to sublet a portion of the Leased Premises to a sublessee of the Tenant as aforesaid, upon first obtaining the consent of the Landlord and the Owners, which consent may not be unreasonably withheld, based upon the criteria set out in subparagraphs (1) through (4) of Section 10.01(a) and, for greater certainty, all of the other provisions of this Article X shall apply in respect of any such Transfer, except Subsection 10.01(e).

         (d) If there is a permitted Transfer, the Landlord may collect Rent from the Transferee, and apply the net amount collected to the Rent required to be paid pursuant to this Lease, but no acceptance by the Landlord of any payments by a Transferee will be a waiver of this covenant, or the acceptance of the Transferee as the Tenant, or a release of the Tenant from the further performance by the Tenant of its covenants or obligations contained in this lease. Any document evidencing the Transfer will be prepared by the Landlord or its solicitors, and all legal costs with respect thereto will be paid by the Tenant to the Landlord or its solicitors within five (5) days after demand as Additional Rent. Any consent by the Landlord and the owners will be subject to the Tenant executing and causing the Transferee to promptly execute an agreement directly with the Landlord agreeing (i) to be bound by all of the terms, covenants and conditions contained in this Lease as if the Transferee had originally executed this Lease as Tenant; and (ii) to amend the Lease to incorporate such terms, covenants and conditions as are necessary so that the Lease will be in accordance with the Landlord's standard form of office lease in use for the Building at such time. Notwithstanding any Transfer, the Tenant will be jointly and severally liable with the Transferee on this Lease and will not be released from performing any of the terms, covenants and conditions of this Lease. If the Tenant shall receive from any Transferee of this Lease, either directly or indirectly, any consideration for the Transfer of this lease, either in the form of cash, goods, services or otherwise (excluding any consideration for the Tenant's trade fixtures and business goodwill), the Tenant shall forthwith pay an amount equivalent to such consideration to the Landlord and such consideration shall be deemed to be further Additional Rent hereunder. In the event of any Transfer which is a sublet of the Leased Premises by the Tenant by virtue of which the Tenant receives a rent in the form of cash, goods or services from the Transferee which is greater than the Rent payable hereunder to the Landlord, the Tenant will pay any such excess to the Landlord in addition to all Rent payable under this Lease and such excess rent shall be deemed to be further Additional Rent.

         (e) If the Tenant receives consent under Section 10.01(a), it will be subject to the condition that the Basic Rent payable by the Transferee to the Landlord will be not less than the greatest of:

         (i)      the Basic Rent payable pursuant to Section 2.02; or

         (ii) the Landlord's current posted rental rate for Leased Premises in the Building similar to the Leased Premises at the time of the granting of the Landlord's consent; or

         (iii)    an amount equal to the Basic Rent payable pursuant to Section
                  2.02 increased to equal the amount obtained by multiplying the Basic Rent by a fraction which has its numerator the C.P.I. for the last month immediately preceding any such Transfer and as its denominator the C.P.I. for the month in which the commencement date occurs.

                  The Tenant and the Transferee shall promptly execute an agreement prepared by the Landlord or its solicitors amending Section 2.02 in order to provide for the payment of tine revised Basic Rent during the remainder of the Term or the term of the Transfer, whichever is applicable, and all legal costs with respect thereto will be paid by the Tenant to the Landlord within five (5) days after demand. All of the other terms, covenants and conditions of this Lease stall remain as herein specified.

                  Notwithstanding the foregoing, there shall be no increase in the Basic Rent in the event of a Transfer permitted in accordance with the terms of Section 10.01(c).

SECTION 10.02 NO ADVERTISING OF THE LEASED PREMISES

                  The Tenant will not print, post, display or broadcast any notice of advertisement for the purpose of a Transfer, and it will not permit any broker or other Person to do any of the foregoing, unless the complete text and format of any such notice or advertisement is first approved in writing by the Landlord. In no event, will any text or format proposed by the Tenant contain any reference to the rental rate of the Lease Premises.

SECTION 10.03 CORPORATE OWNERSHIP

         (a) If the Tenant is a corporation or if the Landlord has consented to a Transfer of this Lease to a corporation, any transfer or issue by sale, assignment, bequest, inheritance, operation of law or other disposition, or by subscription from time to time of all or any part of the corporate shares of the Tenant or of any holding body corporate or subsidiary body corporate of the Tenant or any corporation which is affiliated with the Tenant (as those terms are defined pursuant to the Canada Business Corporations Act and amendments thereto), which results in any change in the present effective voting control of the Tenant by the person holding such voting control at the date of execution of this Lease (or at the date a Transfer of this Lease to a corporation is permitted) will for the purposes of this Section 10.03, be deemed to be a Transfer and the provisions of Sections 10.01(a) to 10.01(e), inclusive, will apply to a Transfer under this Section 10.03.

         (b) The Tenant will (i) when requesting consent to a Transfer pursuant to Section 10.03(a), provide the Landlord with such information as to the proposed purchaser as the Landlord requires including, without limitation, information concerning creditworthiness, financial standing and business history; and (ii) make available to the Landlord, or its lawful. representatives, all corporate books and records of the Tenant for inspection at all reasonable times, in order to ascertain whether there has been any change in control of the Tenant.

         (c) However, this Section 10.03 shall not apply to the Tenant if the Tenant is a public corporation whose shares are traded and listed on any recognized stock exchange in Canada or the United States, and so long as the Landlord receives assurances satisfactory to the Landlord that there will be a continuity of management, of the Tenant, and of its business practices and policies, notwithstanding any such Transfer pursuant to section 10.03(a).

SECTION 10.04 ASSIGNMENT BY THE LANDLORD

                  If there is a sale, lease or other disposition by the Landlord of the Building and/or the Lands or any part thereof, or the assignment by the Landlord of this Lease or any interest of the Landlord hereunder, and to the extent that the purchaser or assignee assumes the covenants and obligations of the Landlord hereunder, the Landlord will, thereupon and without further agreement, be relieved of all further liability with respect to its covenants and obligations.

                                   ARTICLE XI
                             ACCESS AND ALTERATIONS

SECTION 11.01 RIGHT OF ENTRY

                  The Landlord and its agents have the right to enter the Leased Premises at all reasonable times (except in the event of an emergency, when the Landlord can enter at any time) to show them to prospective purchasers, lessees or mortgagees, and to examine them and make repairs, alterations or changes to the Leased Premises or the Building as the Landlord considers necessary including, without limitation, repairs, alterations or changes to the pipes, conduits, wiring, ducts and other installations in the Leased Premises where necessary to serve another part of the Building. For that purpose, the Landlord may take all required material into the Leased Premises and may have access to the underfloor ducts and access panels to mechanical shafts and the Landlord has the right to check, calibrate, adjust and balance controls and other parts of the heating, ventilating and air-conditioning. The Rent will not abate while any repairs, alterations or changes are being made due to loss or interruption of the business of the Tenant or otherwise, and subject to the provisions of Section 7.04, as amended, the Landlord will not be liable for any damage, injury or death caused to any Person, or to the property of the Tenant or of others located on the Leased Premises as a result of the entry. If the Tenant is not present to permit an entry into the Leased Premises at the time that the entry is necessary, then the Landlord may, in the case of an emergency, forcibly enter the Leased Premises to exercise its rights order this Section.

                                  ARTICLE XII
                 STATUS STATEMENT, ATTORNMENT AND SUBORDINATION

SECTION 12.01 STATUS STATEMENT

                  Within ten (10) days after written request by the Landlord, the Tenant will deliver in a form supplied by the Landlord, a status statement or a certificate (which will be certified by the Tenant to be accurate) to any proposed purchaser, assignee, lessor or mortgagee, or to the Landlord, which will contain such acknowledgements and information as is customarily called for in status statements and estoppel certificates delivered in conjunction with commercial tenancies together with any additional acknowledgements and information as any proposed purchaser, assignee, lessor or mortgagee requires.

SECTION 12.02 SUBORDINATION AND ATTORNMENT

         (a) This Lease and the Tenant's rights hereunder are, and will at all times be, subordinate to any and all ground or underlying leases, mortgages, trust deeds, financing, refinancing or collateral financing and the instruments, as well as the charge or lien resulting from, all or any of the foregoing or any renewals or extensions thereof from time to time in existence against the Lands and the Building (or part thereof) (collectively, the "Encumbrances"). Upon request, the Tenant will subordinate this Lease and all of its rights hereunder in such form as the Landlord requires to any Encumbrance and, if requested, the Tenant will attorn to the holder of any such Encumbrance (the "Encumbrancer") or to the Owner.

         (b) The Tenant will, if possession is taken under, or any proceedings are brought for possession under or the foreclosure of, or in the event of the exercise of the power of sale under, any Encumbrance, attorn to the Encumbrancer or the purchaser upon any such foreclosure, sale or other proceeding and recognize the Encumbrancer or the purchaser as the Landlord under this Lease.

         (c) Upon the written request of the Tenant, the Landlord shall use its reasonable efforts to obtain at the Tenant's expense an agreement from the permanent financing Mortgagee(s) of the Building to the effect that upon the execution and delivery by the Tenant to the Landlord of the Lease, if the Tenant shall pay the Rent and comply with all terms and conditions contained in the Lease and attorn to the permanent financing Mortgagee(s), the Tenant shall be permitted to remain in quiet possession of the Leased Premises without interruption or disturbance from the permanent financing Mortgagee(s); or, at the option of the permanent financing Mortgagee(s), shall be entitled to obtain a new lease for the unexpired Term of the Lease, on the same terms and conditions as contained in the Lease. The Tenant shall (i) promptly execute such documents as may be required by the Landlord to give effect to the foregoing, and (ii) indemnify the Landlord from and against all costs, including legal costs incurred by the Landlord in connection with obtaining and preparing any such documents.

SECTION 12.03 ATTORNEY

                  The Tenant will, upon request of the Landlord or any Encumbrancer, execute and deliver promptly any statements, instruments and certificates required to carry out the intent of Sections 12.01 or 12.02. If thirty (30) days after the date of a request by the Landlord, the Tenant has not executed the same, the Tenant hereby irrevocably appoints the Landlord as the Tenant's attorney with full power and authority to execute and deliver in the name of the Tenant any such statements, instruments or certificates, or the Landlord may, at its option, terminate this Lease without incurring any liability on account thereof, and the Term hereby granted is expressly limited accordingly.

SECTION 12.04 FINANCIAL INFORMATION

                  The Tenant will, upon request from time to time, provide the Landlord with such information as to the Tenant's or the Indemnifier's financial standing and corporate organization as the Landlord or the Mortgagee reasonably requires.

                                  ARTICLE XIII
                                     DEFAULT

SECTION 13.01 RIGHT TO RE-ENTER

                  If and whenever:

         (a) the Tenant fails to pay any Basic Rent or Additional Rent on the day or dates appointed for payment (provided the Landlord first gives five (5) days' written notice to the Tenant of the Tenant's failure); or

         (b) the Tenant fails to observe or perform any other of the terms, covenants or conditions of this Lease to be observed or performed by the Tenant (other than the terms, covenants or conditions set out below in subparagraph (c) for which no notice shall be required), provided the Landlord first gives the Tenant ten (10) days', or such shorter period of time as is otherwise provided in this Lease, written notice of the Tenant's failure and the Tenant within the 10 day period fails to commence diligently and thereafter to proceed diligently to cure its failure; or

         (c) the Tenant or any Indemnifier becomes bankrupt or insolvent or takes the benefit of any act now or hereafter in force for bankrupt or insolvent debtors or files any proposal or makes any assignment for the benefit of creditors or any arrangement or compromise; a receiver or a receiver manager is appointed for all or a portion of the Tenant's or the Indemnifier's property; any steps are taken or any action or proceedings are instituted by the Tenant or by any other party to dissolve, wind-up or liquidate of the Tenant or its assets; the Tenant makes a sale in bulk of its assets on the Leased Premises other than a bulk sale to a permitted Transferee in compliance with the Bulk Sales Act (Ontario); the Tenant abandons the Leased Premises, or sells or disposes of the trade fixtures, goods or chattels of the Tenant or remove them from the Leased Premises so that there would not in the event of such sale or disposal be sufficient trade fixtures, goods or chattels of the Tenant on the Leased Premises subject to distress to satisfy all Rent due or accruing hereunder for a period of at least three (3) months; the Leased Premises become and remain vacant for a period of five (5) consecutive days; the Tenant effects or permits a Transfer without the Landlord's consent where required; this Lease or any of the Tenant's assets are taken under any writ of execution; or re-entry is permitted under any other terms of this Lease, then the Landlord, in addition to any other rights or remedies available to it, has the immediate right of re-entry upon the Leased Premises and it may repossess the Leased Premises and enjoy them as of its former estate and may expel all Persons and remove all property from the Leased Premises and such property may be removed and sold or disposed of by the Landlord as it deems advisable or may be stored in a public warehouse or elsewhere at the cost and for the account of the Tenant, all without service of notice or resort to legal process and without the Landlord being considered guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby.

SECTION 13.02 RIGHT TO RELET

         (a) If the Landlord elects to re-enter the Leased Premises, or if it takes possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may without terminating this Lease make any alterations and repairs as are necessary in order to relet the Leased Premises. Upon each reletting all rent received by the Landlord will be applied, first to the payment of any indebtedness other than Basic Rent or Additional Rent due hereunder from the Tenant to the Landlord; second, to the payment of any costs and expenses of reletting including brokerage fees and solicitor's fees and the costs of alterations and repairs; third, to the payment of Basic Rent and Additional Rent due and unpaid hereunder; and the residue, if any, will be held by the Landlord and applied in payment of future Rent as it becomes payable hereunder. If the rent received from a reletting during any month is less than that payable by the Tenant under the terms of this Lease, then the Tenant will pay the deficiency in advance on the first day of each month. No re-entry or taking possession of the Leased premises will be construed as an election on its part to terminate this Lease unless a written notice of that intention is given to the Tenant. Notwithstanding any reletting without termination, the Landlord may at any time thereafter terminate this Lease for the previous breach.

         (b) If the Landlord terminates this Lease, in addition to other remedies available, it may recover from the Tenant all damages the Landlord incurs by reason of the Tenant's breach, including the cost of recovering the Leased Premises, all solicitor's fees (on a solicitor and his client basis) and including the worth at the time of the termination of the excess, if any, of the amount of Basic Rent and Additional Rent required to be paid pursuant to this Lease for the remainder of the stated Term over then reasonable rental value of the Leased Premises for the remainder of the stated Term, all of which amounts will be immediately due and payable by the Tenant to the Landlord. On the occurrence of any of the events referred to in Section 13.01, in addition to all other rights, the full amount of the current month's instalment of Basic Rent and Additional Rent payments for the current month and any other payments required to be made monthly hereunder, together with the next three (3) months' instalments of Basic Rent and Additional Rent for the next three (3) months, all of which will be deemed to be accruing due on a day-to-day basis, will immediately become due and payable as accelerated rent, and the Landlord may immediately distrain for the same, together with any arrears then unpaid.

SECTION 13.03 EXPENSES

                  If legal action is brought for recovery of possession of the Leased Premises, for the recovery of Basic Rent and Additional Rent or any other amount due under this Lease, or because of the breach of any other of the Tenant's obligations, the Tenant will pay to the Landlord all expenses incurred therefor, including solicitors fees (on a solicitor and his client basis), unless a court otherwise awards.

SECTION 13.04 WAIVER OF EXEMPTION FROM DISTRESS

                  The Tenant agrees that notwithstanding anything contained in
Section 30 of the Landlord and the Tenant Act (Ontario), or any statute or provision subsequently passed to take the place of or amend the Act, none of the goods and chattels of the Tenant which are on or have at any time been on the Leased Premises will be exempt from levy by distress for Basic Rent or Additional Rent in arrears by the Tenant.

SECTION 13.05 LANDLORD'S RIGHTS

                  If the Tenant fails to pay when due any Rent which is payable to third parties, the Landlord, after giving ten (10) days' notice in writing to the Tenant, may, but will not be obligated to, pay all or any part of the same. If the Tenant is in default in the performance of any of its other covenants or obligations under this Lease, including without limitation, (a) the Tenant's insurance obligations under Article VII, and (b) the Tenant's maintenance and repair obligations under Article VIII, the Landlord may, but will not be obligated to, after giving such notice as it considers sufficient (or without notice in the case of an emergency), perform or cause to be performed any of the unperformed covenants or obligations, and if necessary the Landlord will be entitled to enter into the Leased Premises without further notice. All expenses incurred and expenditures made by the Landlord plus a sum equal to 15% representing the Landlord's overhead will be paid by the Tenant as Additional Rent within ten (10) days after demand. If the Tenant is in default in the payment of any amounts or charges comprising Additional Rent, then the amounts will, if not paid when due, be paid to the Landlord within ten (10) days after demand. The Landlord may, at its option, apply or allocate any sums received from or due to the Tenant against any amounts due and payable under this Lease in any manner which the Landlord deems advisable.

SECTION 13.06 RENT PAST DUE

                  If the Tenant fails to pay any Basic Rent or Additional Rent when due, the unpaid amounts bear interest from the due date to the date of payment at an annual rate of five (5) percentage points above the minimum lending rate to prime commercial borrowers current at that time charged by the Landlord's chartered bank, calculated and compounded monthly.

SECTION 13.07 REMEDIES GENERALLY

                  Mention in this Lease of any particular remedy of the Landlord does not preclude the Landlord from any other remedy, whether available at law or in equity or by statute or expressly provided for in this Lease. No remedy will be exclusive or dependent upon any other remedy, and the Landlord's remedies are cumulative and not alternative.

                                  ARTICLE XIV
                                  MISCELLANEOUS

SECTION 14.01 RULES AND REGULATIONS

                  The Rules and Regulations adopted and promulgated by the Landlord from time to time including, without limitation, those set out in Schedule "E", are made a part of this Lease as if they were embodied herein, and the Tenant will comply with and observe them as though they were covenants. The Landlord reserves the right from time to time to amend or supplement the Rules and Regulations applicable to the Leased Premises or the Building as in the Landlord's judgment, acting reasonably and in such manner as would a prudent Landlord of a similar office building, are from time to time needed for the safety, care, cleanliness and efficient operation of the Building. Notice of the Rules and Regulations and amendments and supplements, if any, will be given to the Tenant and the Tenant will thereupon comply with and observe them provided that they do not contradict any terms, covenants and conditions of this Lease. The Landlord is not under any obligation to enforce the Rules and Regulations against other tenants and is not responsible if other tenants fail to observe them.

SECTION 14.02 INTENT AND INTERPRETATION

         (a) Net Lease

                  The Tenant acknowledges that it is intended that this Lease is a completely net lease to the Landlord, except as expressly herein set out, that the Landlord is not responsible during the Term for any costs, charges, expenses and outlays of any nature whatsoever arising from or relating to the Leased Premises, or the use and occupancy thereof and the Tenant will pay all charges, impositions, costs and expenses of every nature and kind relating to the Leased Premises except as expressly herein set out.

         (b) Obligations as Covenants

                  Each obligation or agreement of the Landlord or the Tenant expressed in this Lease, even though not expressed as a covenant, is considered to be a covenant for all purposes.

         (c) Captions and Section Numbers

                  The captions, section numbers, article numbers and Table of Contents appearing in this Lease are inserted only as a matter of convenience anti in no way define, limit, construe or describe the scope or intent of such sections or articles of this Lease nor in any way affect this Lease.

         (d) Extended Meanings

                  The words "hereof", "herein", "hereunder" and similar expressions used in any Section or Subsection of this Lease relate to the whole of this Lease and not to that Section or Subsection only, unless otherwise expressly provided. The use of the neuter singular pronoun to refer to the Landlord or the Tenant is deemed a proper reference even though the Landlord or the Tenant is an individual, a partnership, a corporation or a group of two or more individuals, partnerships or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one Landlord or Tenant and to either corporations, males or females, shall in all instances be assumed as though-in each case fully expressed.

         (e) Partial Invalidity

                  If any term, covenant or condition of this Lease, or the application thereof to any Person or circumstance, is to any extent held or rendered invalid, unenforceable or illegal, then that term, covenant or condition: (i) is deemed to be independent of the remainder of this Lease and to be severable and divisible therefrom, and its invalidity, unenforceability or illegality does not affect, impair or invalidate the remainder of the Lease or any part thereof; and (ii) continues to be applicable to and enforceable to the fullest extent permitted by law against any Person and circumstances other than those as to which it has been held or rendered invalid, unenforceable or illegal. Neither party is obliged to enforce any term, covenant or condition of this Lease against any Person, if, or to the extent by so doing, such party is caused to be in breach of any laws, rules, regulations or enactments from time to time in force.

         (f) Entire Agreement

                  This Lease and the Schedules, and Riders, if any, attached together with the rules and Regulations set forth all covenants, promises, agreements, conditions and understandings between the Landlord and the Tenant concerning the Leased Premises and there are no other covenants, promises, agreements, conditions or understandings, either oral or written, between them. No alteration, amendment or addition to this Lease will be binding upon the Landlord or the Tenant unless in writing and signed by the Tenant and by two representatives of the Landlord. No alteration, amendment or addition to this Lease will be binding upon the Landlord or the Tenant unless in writing and signed by the Tenant and the Landlord.

         (g) Governing Law

                  This Lease will be construed in accordance with and governed by the laws of the Province of Ontario.

         (h) Time of the Essence

                  Time is of the essence of this Lease and of every part of it.

SECTION 14.03 OVERHOLDING - NO TACIT RENEWAL

                  If the Tenant remains in possession of the Leased Premises after the end of the Term without having signed a new lease or an extension of Term agreement, there is no tacit renewal of this Lease or the Term, notwithstanding any statutory provisions or legal presumptions to the contrary, and the Tenant will be deemed to be occupying the Leased Premises as a tenant from month-to-month at a monthly Basic Rent equal to twice the monthly amount of Basic Rent payable during the last month of the Term, and otherwise, upon the same terms, covenants and conditions as are set forth in this Lease (including the payment of Additional Rent) so far as these are applicable to a monthly tenancy.

SECTION 14.04 SUCCESSORS

                  All rights and liabilities under this Lease extend to and bind the heirs, executors, administrators, successors and assigns of the Landlord and the heirs, executors, administrators and permitted successors and assigns of the Tenant, as the case may be. No rights, however, will enure to the benefit of any Transferee of the Tenant unless the Transfer has been consented to or is otherwise permitted. If there is more than one the Tenant, they are all bound jointly and severally.

SECTION 14.05 TENANT PARTNERSHIP

                  If the Tenant is a partnership ("the Tenant Partnership") each Person who is presently a member of the Tenant Partnership, and each Person who subsequently becomes a member of any successor the Tenant Partnership will be and continue to be liable jointly and severally for the full and complete performance of, and will be and continue to be subject to, the terms, covenants and conditions of this Lease, whether or not the Person ceases to be a member of the Tenant Partnership or successor the Tenant Partnership.

SECTION 14.06 WAIVER

                  The waiver by either party of any breach of the other is not deemed to be a waiver of any subsequent breach of the same or of any other term, covenant or condition. The subsequent acceptance of Basic Rent or Additional Rent by the Landlord is not deemed to be a waiver of any preceding breach by the Tenant regardless of the Landlord's knowledge of the preceding breach at the time of acceptance of the Rent. No term, covenant or condition of this Lease is deemed to have been waived by the other party unless the waiver is in writing.

                  All Basic Rent and Additional Rent to be paid by the Tenant to the Landlord will be paid without any deduction, abatement, set-off or compensation whatsoever (except for the Basic Rent to the extent it may be abated pursuant to Section 9.01), and the Tenant hereby waives the benefit of any statutory or other rights in respect of abatement, set-off or compensation in its favour at the time hereof or at any future time.

SECTION 14.07 ACCORD AND SATISFACTION

                  No payment by the Tenant or receipt by the Landlord of a lesser amount than the monthly payment of Basic Rent or Additional Rent stipulated is deemed to be other than on account of the earliest stipulated Basic Rent or Additional Rent, nor is any endorsement or statement on any cheque or any letter accompanying any cheque or payment as Rent deemed an acknowledgement of full payment or accord and satisfaction, and the Landlord may accept and cash any cheque or payment without prejudice to the Landlord's right to recover the balance of the Rent due or to pursue any other remedy provided in this Lease.

SECTION 14.08 FORCE MAJEURE

                  Notwithstanding anything in this Lease, if the Landlord is bona fide delayed or hindered in or prevented from the performance of any term, covenant or act required hereunder by reason of strikes, labour troubles; inability to procure materials or services; power failure; restrictive governmental laws or regulations; riots; insurrection; sabotage; rebellion; war; act of God; or other reason whether of a like nature or not which is not the fault of the Landlord in performing work or doing acts required under the terms of this Lease, then the performance of that term, covenant or act is excused for the period of the delay and the party delayed will be entitled to perform that term, covenant or act within the appropriate time period after the expiration of the period of the delay.

SECTION 14.09 NOTICES

                  Any notice, demand, request or other instrument which may be or is required to be given under this Lease will be delivered in person or sent by registered mail postage prepaid and will be addressed (a) if to the Landlord, to: Sixth Floor, 8 Market Street, Toronto, Ontario, M5E 1M6, or to such other Person or at such other address as the Landlord designates by written notice, and (b) if to the Tenant, at the Leased Premises or, at the Landlord's option, to the Tenant's head office, at 350 Steelcase Road West, Markham, Ontario, L3A 1B3. Any notice, demand, request or consent is conclusively deemed to have been given or made on the day upon which it is delivered, or, if mailed, then seventy-two (72) hours following the date of mailing, as the case may be. Either party may give written notice of any change of its address and thereafter the new address is deemed to be the address of that party for the giving of notices. If the postal service is interrupted or is substantially delayed, any notice, demand, request or other instrument will be delivered in person.

SECTION 14.10 REGISTRATION

                  Neither the Tenant nor any one on the Tenant's behalf or claiming under the Tenant will register this Lease against the Lands or any part thereof comprising the Building or the Leased Premises. If either party intends to register a document for the purpose only of giving notice of this Lease or of any assignment or sublease of this Lease, then, upon request of either party, the other will join in the execution of a short form or notice of this Lease which will (i) be prepared by the Landlord or its solicitors at the Tenant's expense, (ii) only describe the parties, the Leased premises and the Commencement Date and the expiration date of the Term, and any options to renew, and (iii) at the Landlord's option be accompanied by a registrable power of attorney whereby the Tenant appoints the Landlord as its attorney to execute any instruments required under Article XII. The short form or notice of this Lease will be subject to the prior written approval of the Landlord with the Tenant reimbursing the Landlord for all legal fees and other expenses incurred.

SECTION 14.11 DIRECTORY BOARD

                  The Tenant will be entitled at the Landlord's expense to have its name shown on the directory board of the Building, the Landlord will design the style of such identification and the directory board will be located in an area designated by the Landlord in the main lobby of the Building.

SECTION 14.12 ACCRUAL OF BASIC RENT AND ADDITIONAL RENT

                  Basic Rent and Additional Rent will be considered as annual and accruing from day-to-day and where it becomes necessary for any reason to calculate Rent for an irregular period of less than 1 year, an appropriate apportionment and adjustment will be made.

SECTION 14.13 COMPLIANCE WITH THE PLANNING ACT

                  It is a condition of this Lease that the subdivision control provisions of the Planning Act (Ontario), and amendments thereto, be complied with if they apply. If the provisions of the Planning Act do apply, then until any necessary consent to the Lease is obtained, the Term (including any extensions thereof) and the Tenant's rights and entitlement granted by this Lease are deemed to extend for a period only of twenty-one (21) years less one
(1) day from the Commencement Date.

SECTION 14.14 INDUCEMENT TO LEASE

         (a) As an inducement to enter into this Lease, the Landlord has agreed to advance to the Tenant (subject to the Tenant's compliance with the provisions of Subsection 14.14(d) herein and after deducting any amounts owing to the Landlord) an amount up to a maximum of Thirty Dollars ($30.00) per square foot of the Usable Area of the Leased Premises (the "Loan") which shall be applied by the Tenant against the costs incurred by the Tenant to complete Tenant's Work under Schedule "C" of this Lease. The Loan shall be advanced (the "Advance") by the Landlord in progress payments within ten (10) days of receipt from the:
Tenant of paid invoices from the Tenant's contractors and/or suppliers so long as: (i) such expenditure by the Tenant is in accordance with plans and specifications approved by the Landlord and does not include any chattels, trade fixtures, furniture, equipment, inventory, stock-in-trade, or any items readily removable from the Leased Premises; (ii) any such leasehold improvements and fixturing is completed by contractors or workmen approved by the Landlord, all in accordance with Schedule "C" attached hereto; (iii) the Landlord receives proper invoices paid by the Tenant to its suppliers or contractors for such costs; and (iv) the Tenant has entered into the Personal. Property Security Agreement as more particularly set out in Subsection 14.14(d) herein. The amount of the Advance shall be subject to set-off of any amount owing to the Landlord and to any holdback requirements of the construction Lien Act, 1983, and any other statutes, rules, orders or regulations or any governmental authority having jurisdiction.

         (b) It is further understood and agreed by the parties that that portion of the Loan remaining unpaid by the Landlord, if any, upon completion and payment by the Tenant of all Tenant's leasehold improvements and fixturing in the Leased Premises, shall be held in trust by the Landlord as a security deposit (the "Security Deposit") for the period ending sixty (60) months later, or such shorter period in the event of termination of the Lease by the Tenant as provided by the terms of Section 14.18 herein (the "Security Deposit Term"). The Security Deposit shall bear interest at the rate of interest equal to one percent (1%) in excess of the Landlord's bankers quoted annual prime lending rate, from time to time, calculated monthly, not in advance, for the Security Deposit Term. The Security Deposit is to be applied as security for the due performance by the Tenant of all covenants and obligations on its part herein contained and the Landlord shall be entitled, at its sole discretion, to apply any or all of the amount of the Security Deposit to any damage resulting from any default by the Tenant of the covenants and obligations hereunder or towards the payment or reduction of any claim of the Landlord against the Tenant. Upon expiration of the Security Deposit Term, the balance of the Security Deposit then outstanding, including all accrued interest, as aforesaid, will be paid by the Landlord to the Tenant.

         (c) It is understood and agreed that the Loan represents consideration paid by the Landlord in respect of the improvements to the Leased Premises for the full ten (10) years of the Term granted to the Tenant and therefore is only repayable to the Landlord in the event of early termination of the Lease as a result of either (i) default by the Tenant in the due and punctual payment of all Rent and all other amounts payable under the Lease or in the prompt and complete performance of all and singular the terms, covenants and conditions contained in the Lease on the part of the Tenant to be kept, observed and performed, or (ii) the exercise by the

Tenant of its right to cancel the Lease as provided under Section 14.18. In such event the Loan shall be immediately due and repayable in the amount equal to the unamortized value of the leasehold improvements made to the Leased Premises (which the Tenant is required by this lease to leave in the Leased Premises) and paid for by the Landlord pursuant to the provisions of Section 14.14(a) above (the "Loan Balance"). For the purpose of this Section 14.14(c), the loan Balance shall be deemed to equal the product obtained when the loan is multiplied by a fraction having as its numerator the number of years and partial years left remaining in the Term at the time of said early termination of the Lease and as its denominator, ten (10). The Landlord shall be permitted to apply any or all of the Security Deposit, together with accrued interest, to repayment of the Loan Balance. The Loan Balance payable by the Tenant hereunder shall be deemed to be Additional Rent.

         (d) In order to secure the faithful performance by the Tenant of all of its covenants and obligations under this Lease, including the Tenant's covenant to pay the Loan Balance outstanding as provided under subsection 14 .14 (c) herein, (i) the Tenant covenants to enter into a personal property security agreement (the "Personal. Property Security Agreement") with the Landlord, in the form attached hereto as Schedule "H", and (ii) the Indemnifier covenants to enter into a personal property security agreement (also herein referred to as "the Personal Property Security Agreement") with the Landlord, in the form attached hereto as Schedule "I", both simultaneously upon execution of this Lease, failing which, this Lease may, at the Landlord's option, be terminated by the Landlord and the Deposit returned to the Tenant with interest as set out in
Section 2.03. The Personal Property Security Agreement shall be effective for the duration of the Term of this Lease and a notice of the security interest will be registered under the Personal Property Security Act. The Landlord's security interest shall be second in priority subsequent only to the security in favour of The Toronto-Dominion Bank in connection with ordinary course of business financing of the Tenant, as approved by the Landlord, from time to time.

         (e) (i) Notwithstanding anything contained hereunder to the contrary, the Landlord agrees to release its interest in the security charged by the Personal Property Security Agreement required and entered into pursuant to the provisions of Section 14.14(d) above so long as GEAC COMPUTER CORPORATION LIMITED, the Indemnifier under this Lease, shall deposit with the Landlord an irrevocable letter or letters of credit (the "Letter of Credit") from a Canadian chartered bank in favour of the Landlord payable on demand in a form acceptable to the Landlord in the amount of:

                  (1) Five Hundred Thousand Dollars ($500,000.00) if the Letter of credit is deposited during the first full consecutive twelve (12) calendar months of the Term from the Commencement Date;

                  (2) Four Hundred Thousand Dollars ($400,000.00) if the Letter of credit is deposited during the second full consecutive twelve (12) calendar months of the Term from the Commencement Date;

                  (3) Three hundred Thousand Dollars ($300,000.00) if the Letter of credit is deposited during the third full consecutive twelve (12) calendar months of the Term from the Commencement Date;

                  (4) Two Hundred Thousand Dollars ($200,000.00) if the letter of credit is deposited during the fourth full consecutive twelve (12) calendar months of the Term from the Commencement Date: and

                  (5) One Hundred Thousand Dollars ($100,000.00) if the Letter of credit is deposited during the fifth full consecutive twelve (12) calendar months of the Term from the Commencement Date.

The Letter of Credit will be held by the Landlord for sixty (60) full calendar months or until expiration of the Term of this Lease, whichever first occurs, without liability for interest, as security for the faithful performance by the Tenant of all of its covenants and obligations under the Lease (including the Tenant's covenant to pay the loan Balance outstanding as provided under subsection 14.14(c) herein).

         (ii) If the Tenant pays the Rent (including Basic Rent and all Additional Rent) as and when due and punctually observes and perform the terms, covenants and conditions to be observed and performed by it in accordance with the terms of this Lease, and so long as the Tenant is GEAC CANADA LIMITED and is itself in occupation of and conducting business in the whole of the Premises, then from and after the expiry of each successive twelve (12) full calendar month period after the date GEAC COMPUTER CORPORATION LIMITED deposits the Letter of Credit with the Landlord, GEAC COMPUTER CORPORATION LIMITED may, at its option, replace the letter of Credit with substitute Letter of Credit in the amount which is One Hundred Thousand Dollars ($100,000.00) less than the immediately previous Letter of Credit.

         (iii) If the Basic Rent or Additional Rent are at any time overdue and unpaid, or if the Tenant fails to keep and perform any terms, covenants and conditions of this Lease, then the Landlord at its option may, in addition to any other rights it has, draw upon and apply the entire Letter of Credit in place at such time, or as much of it as is necessary to compensate the Landlord for loss or damage sustained or suffered by the Landlord due to the Tenant's breach. If the entire Letter of Credit, or any portion of it, is drawn upon and applied by the Landlord for payment of overdue Rent, then: (1) GEAC COMPUTER CORPORATION LIMITED will, upon demand, be required to provide to the Landlord an additional Letter of Credit or substitute Letter of Credit to ensure that the Landlord is in possession of the amount of a Letter of Credit in the amount and in the form originally required by the terms of this subsection 14.14 (e)(i) to be held by the Landlord for a further sixty (60) month period, or the remainder of the Term of the Lease, whichever first occurs, and (2) the Tenant will not be entitled to replace the amount of the Letter of Credit as hereinbefore provided under Subsection 14.14 (e) (ii) with a Letter of Credit which is less than the Letter of credit then in place. If the Tenant complies with all of the terms, covenants and conditions herein and promptly pays all of the Rent, the Letter of Credit will be returned in full to the Tenant without interest at the expiry of the applicable sixty (60) month period, or expiration of the Term of this Lease, whichever first occurs.

         (iv) The Landlord may deliver the current Letter of Credit in place to any purchaser of the Landlord's interest in the Premises or the Building and if purchaser agrees to assume the Landlord's obligations under subsection 14.14 (e)
(iii), the Landlord is thereafter relieved of all further liability with respect to the Letter of Credit.

SECTION 14.15 OPTION TO LEASE ADDITIONAL PREMISES

                  So long as the Tenant and occupant of the Leased Premises is GEAC CANADA LIMITED and provided the Tenant is not in default under the terms of this Lease, then on the last day of the fifth Rental Year of the Term, which is, subject to the provisions of Section 1.05 (b) herein, April 30, 1994 (the "Option Date") the Tenant shall have the one-time only option (the "Option") to lease any rentable area on the third floor of the Building either then vacant or which will be vacant by the Option Date (the "Expansion Space") upon the following terms and conditions:

         (a) the Option is exercisable by written notice (the "Notice to Lease Expansion Space") to the Landlord six (6) months prior to the option Date, which is, subject to the provisions of Section 1.05(b) herein, November 31, 1993 (the "Exercise Date");

         (b) the Tenant shall accept the Expansion Space in an "as is" condition and any further work in or to the Expansion space shall be completed by the Tenant at its sole cost and expense;

         (c) the Lease of the Expansion Space shall be upon the same terms and conditions as are contained in this Lease, save and except (i) there shall be no Inducement or allowance payable by the Landlord, (ii) no Landlord's Work, and
(iii) the Rent payable under this Lease, including Basic Rent and all Additional Rent, shall be adjusted to reflect the area of the Expansion Space; and

         (d) the Tenant shall enter into documentation prepared by the Landlord to give effect to any such lease of Expansion Space.

                  If the Tenant does not advise the Landlord or fails to advise the Landlord of its election to exercise its Option on the Option Date, then the Landlord shall thereupon have the right to lease the Expansion Space to a third party and the Tenant's Option shall be null and void and of no further force or effect.

SECTION 14.16 RIGHT OF FIRST REFUSAL

                  So long as the Tenant and occupant of the Leased Premises is GEAC CANADA LIMITED and is not in default under the terms of this Lease, then during the initial Term of this Lease (excluding any renewal), if the Landlord shall receive an offer to lease (the "Offer") from a bona fide party dealing at arm's length with the Landlord and which Offer the Landlord is prepared to accept, for that portion of rentable premises presently vacant on the ground floor of the Building containing approximately three thousand (3,000) square feet and outlined in yellow on Schedule "B" attached hereto (the "Additional Premises"), then, the Landlord shall first give to the Tenant notice (the "Notice") in writing of its intention to lease the Additional premises together with a copy of the Offer and including the terms and conditions on which it is prepared to grant a lease to the Tenant for the Additional Premises. The Tenant shall have ten (10) business days from the date of receipt of the Notice within which to notify the Landlord of its election to lease the Additional Premises in accordance with the terms and conditions of the Notice and the Offer. If the Tenant elects to lease the Additional Premises within the ten (10) business day period and so notifies the Landlord, the parties shall thereafter execute a lease for the Additional Premises which shall be on the same terms and conditions as are contained in the Notice and the Offer. If the Tenant fails to advise the Landlord of its election within such ten (10) day period or if the Tenant advises the Landlord of its election not to lease the Additional. Premises, then, the first right of refusal contained in this section 14.16 shall be null and void and of no further force or effect and the Landlord shall be entitled to lease the Additional Premises to the bona fide third party on the terms and conditions contained in the Notice and the Offer. Provided, however, if the Tenant elects not to lease the Additional Premises, the Landlord shall not thereafter lease the Additional Premises or any part thereof to any other person, firm or corporation on any better terms and conditions than are contained in the Notice first received by the Tenant without giving the Tenant a new notice containing such better terms and conditions and granting to the Tenant for period of ten (10) business days the right to lease the Additional Premises on such better terms and conditions.

SECTION 14.17 RIGHT TO RELOCATE

                  So long as the Tenant and occupant of the Leased Premises is GEAC CANADA LIMITED and is not in default under the terms of this Lease, then the Tenant shall have the right at any time during the terms of this Lease, including any renewals, to relocate to premises in any of the other buildings owned by the Landlord at Markham Corporate Campus having a usable area at least twenty-five percent (25%) greater than the Usable Area of the Leased Premises (the "Relocation Premises") upon prior written request ("Request to Relocate") from the Tenant to the Landlord to relocate to any such Relocation Premises and subject to the terms and conditions hereinafter set out. Upon the Landlord's receipt of the Tenant's Request to Relocate, the Landlord shall give notice to the Tenant ("Notice of Relocation") if and when such Relocation Premises become vacant for lease under their respective lease(s) in place at such time, and the Tenant shall have the first option to lease such Relocation Premises ("Relocation Option"), subject to the following terms and conditions:

         (a) the term of the Tenant's lease of the Relocation Premises shall not be less than ten (10) years and the rental rate and tenant inducements, if any, shall be at the then current market rates for comparable buildings in the vicinity in which the Relocation Premises are located;

         (b) all other terms and conditions in respect to the Tenant's lease of the Relocation Premises shall be as mutually agreed upon between the Landlord and the Tenant, both acting reasonably; and

         (c) the parties shall execute a surrender of this Lease at no penalty to the Tenant and enter into a new lease in respect of the Relocation Premises as prepared by the Landlord.

                  If the parties fail to agree upon terms and conditions in respect of the Tenant's lease of the Relocation Premises as provided herein within thirty (30) days of the Tenant's receipt of the Notice of Relocation and in any event thirty (30) days prior to expiration of the Lease, then the Tenant's Relocation Option as set out in this Section 14.17 shall be null and void and the terms of this Lease shall prevail as if this Section 14.17 had not formed part of this Lease.

SECTION 14.18 RIGHT TO CANCEL

                  So long as the Tenant and occupant of the Leased Premises is GEAC CANADA LIMITED, and is not in default under the terms of this Lease, the Tenant shall have the right to terminate this Lease on the 30th day of April, 1994 (the "Termination Date") exercisable upon written notice delivered to the Landlord by registered mail on or before 5:00 p.m., the 30th day of April, 1993 (the "Notice Date") simultaneously with delivery to the Landlord of a certified cheque in an amount equal, to the aggregate of: (a) the Rent to have been paid by the Tenant under this Lease for the six (6) month period occurring after the Termination Date, including Basic Rent and all Additional Rent as estimated by the Landlord, in its sole discretion, and (b) the balance of the Loan outstanding in accordance with the terms of Section 14.14(b) herein: failing which the Tenant's right to terminate the Lease shall become null and void and of no further force or effect.

                  If this Lease is terminated pursuant to the foregoing, the Tenant covenants and agrees to surrender the Leased Premises and deliver up vacant possession thereof to the Landlord upon said Termination Date in accordance with the provisions of this Lease, and all amounts due and owing by the Tenant pursuant to this Lease shall be apportioned as of the Termination Date and payable upon demand by the Landlord, and the Landlord shall be discharged from its obligations hereunder and under the Lease, and the Tenant shall have no recourse against the Landlord for damages or otherwise.

SECTION 14.19 SURVIVAL OF COVENANTS

                  The Tenant's obligation to observe and perform its covenants and agreements under this Lease, including any obligations on its behalf to make readjustments on account of Additional Rent, will survive the expiration of the Term or earlier termination of this Lease. Subject to Section 10.04, the Landlord's obligation to observe and perform its covenants and agreements under this Lease, including any obligations on its behalf to make any readjustments on account of Additional Rent, will survive the expiration of the Term or earlier termination of this Lease.

                  IN WITNESS WHEREOF, Landlord and Tenant have signed and sealed this Lease.

SIGNED, SEALED AND DELIVERED )  GUARSEL PARTNERSHIP
in the presence of           )                                   (Landlord)
                             )
                             )  Per:    "Guarsel Partnership"
                                        ----------------------------------
                             )                                         c/s
                             )  Per:
                                        ----------------------------------
                             )
                             )
                             )  GEAC CANADA LIMITED
                             )                                     (Tenant)
                             )
                             )  Per:    "Geac Canada Limited"
                                        ----------------------------------
                             )                                         c/s
                             )  Per:
                                        ----------------------------------

                                  SCHEDULE "A"


TENANT:           GEAC CANADA LIMITED

SUITE NO.:        THIRD FLOOR

DATE:             DECEMBER 15, 1988


                         LEGAL DESCRIPTION OF THE LANDS

Block 8, Plan M-2029, Markham Corporate Campus, 11 Allstate Parkway, Markham, Ontario, L3R 9T8.

                                  SCHEDULE "B"

TENANT:           GEAC CANADA LIMITED

SUITE NO.:        THIRD FLOOR

DATE:             DECEMBER 15, 1988

                  FLOOR PLAN OF THE FIRST FLOOR OF THE BUILDING

            The Leased Premises are more particularly delineated on the floor plan attached to this Schedule "B". The purpose of the plan is to identify the approximate location of the Leased Premises in the Building.

                              [FLOOR PLAN GRAPHIC]

                                  SCHEDULE "C"

TENANT:           GEAC CANADA LIMITED

SUITE NO:         THIRD FLOOR

DATE:             DECEMBER 15, 1988

                       CONSTRUCTION OF THE LEASED PREMISES
                          LANDLORD'S AND TENANT'S WORK

LANDLORD'S WORK

The Landlord shall complete the following in respect to the Leased Premises, to the standard for the Building:

a)    Building standard front entrance door;

b) Building standard T-bar ceilings, plug-in type fluorescent light fixtures and tubes located on the floor to be installed by the Tenant;

c)    prime painted perimeter drywall;

d) provide and install a sprinkler system with sprinkler heads in accordance with building standard;

e)    power available to Tenant at electrical room on each floor;

f) heating and air conditioning system laid out in accordance with Building standard; and

g) apply for building permit with plans approved by Landlord and provided by the Tenant at the Tenant's expense.

TENANT'S WORK

1. All work required to complete the Leased Premises ready to open for business to the public, other than those items expressly enumerated and installed as part of the Landlord's Work, will be provided by the Tenant at its expense ("Tenant's Work").

2. All Tenant's Work shall, be performed by or on behalf of the Tenant in a first-class, good and workman-like manner in accordance with the design manual provided to the Tenant by the Landlord. And any changes desired by the Tenant which depart from the Building's standard or which involve the use of materials not standard to the Building are subject to the Landlord's prior written approval and will be made at the expense of the Tenant.

3. All permits, excluding the building permit, necessary for the installation of the Tenant's leasehold improvements and approval of plans must be obtained by the Tenant at its expense from the applicable authorities prior to the commencement of the Tenant's Work.

4. The Tenant will ensure that all work on or in respect to the Leased Premises is to be performed by competent workman approved in writing by the Landlord and whose labour union affiliations are compatible with others employed by the Landlord and its contractors.

5. The Tenant and its contractors are responsible to remove garbage and debris from the Leased Premises and the Building daily and place same into garbage containers supplied by the Tenant's contractor for that purpose. If applicable, all tenants will be assessed their Proportionate Share of the cost to the Landlord of providing any empty garbage containers on the job site during the construction of their premises. Any of the Tenant's garbage or debris removed by the Landlord's forces will be charged to the Tenant's account.

PROCEDURES

1. The Tenant shall select a space planner (the "Space Planner") to design the Leased Premises (the "Space Plan") and the Tenant shall notify the Landlord of the name of the Space Planner as soon as practical following acceptance of the offer dated November 4, 1988 (the "Offer") and entered into between the parties hereto. Such Space Plan and any other plans and specifications in respect to Tenant's Work shall be subject to the prior written approval of the Landlord. The Landlord agrees to pay for the Space Planner's preliminary Space Plan and one redraft of the Space Plan as substantiated by the Space Planner's invoice for same. The Tenant shall be responsible for all other costs in respect of the Space Plan including the cost of retaining and compensating the Space Planner in the completion of its duties and responsibilities. The Tenant shall also be responsible for the cost of any other working drawings, plans or specifications.

2. The Tenant will submit upon demand to the Landlord for the Landlord's written approval, detailed working drawings and specifications for the Tenant's Work including the Space Plan. Such submission shall be made on or before February 1, 1989, so as not to delay the commencement of the Landlord's Work or the Tenant's Work. The Tenant's Work will be performed at the expense of the Tenant by contractors, subcontractors and workmen engaged by the Tenant and first approved by the Landlord and whose labour union affiliations are compatible with workman employed in the Building by the Landlord.

3. Notwithstanding anything contained in this Schedule or the Lease, the Landlord may upon reasonable notice to the Tenant require the Tenant to perform parts of the Tenant's Work prior to the completion of the Landlord's Work in any case where the nature or state of the work is such that the Landlord considers it necessary or desirable to do so. The Landlord may require that all structural, mechanical, electrical and other base building systems work to be done with respect to the Leased Premises by or on behalf of the Tenant will be carried out by the Landlord's contractors and employees at the Tenant's expense and repayable by the Tenant to the Landlord upon demand as Additional Rent.

4. The Tenant will, prior to entering any portion of the Building or the Leased Premises for the commencement of the Tenant's Work, complete each of the following obligations to the Landlord's satisfaction:

(a) obtain the Landlord's prior written approval of the Tenant's plans and specifications, including the Space Plan;

(b) provide the Landlord with certificates of insurance on the Landlord's standard form duly executed by the Tenant's insurers evidencing that the insurance required to be placed by the Tenant pursuant to the Lease has been contracted;

(c) provide evidence satisfactory to the Landlord that the Tenant has obtained at its expense all necessary consents, permits and licenses from all appropriate governmental and regulatory authorities. If the Tenant fails to obtain any such required consent, permit or license, the Landlord may, but shall not be obliged to, obtain same on behalf of the Tenant, and the cost or expense incurred by the Landlord will be payable by the Tenant as Additional Rent forthwith on demand;

(d) provide evidence satisfactory to the Landlord of the Tenant's work schedule for completion of the Tenant's Work;

(e) provide for the Landlord's written approval, a listing of each contractor and subcontractor who is to perform work or supply materials in connection with the Tenant's Work.

5. If there is any delay by the Landlord in completing the Landlord's Work in connection with the Leased Premises or in making available the services which the Landlord is obliged to furnish to the Leased Premises and if such delay has been occasioned by the Tenant's delay in furnishing its plans and specifications (including the space plan) or any other information required by this Lease or any Schedule attached, on or before the respective dates set out for the furnishing of such plans and specifications or the giving of such information, or if the Landlord has been impeded in completing the Leased Premises or in making available the services which the Landlord is obliged to furnish by any failure of the Tenant to comply with any of the provisions of this Lease or any Schedule attached, or by the performance by the Tenant of the Tenant's Work (as to any and all of which the Landlord's Architect shall be the sole judge), then, the Commencement Date will be conclusively deemed to be the date fixed by the Landlord's Architect as the date when the Landlord would have completed the Landlord's Work in connection with the Leased Premises and made the services available therefor had the Landlord not been delayed by the Tenant, as aforesaid, and the Tenant shall not be entitled to any abatement of Rent by reason of any such delay in occupancy following such date so fixed by the Landlord's Architect. Provided further, and without limiting any of the provisions of this Paragraph 4, the Commencement Date will be postponed (and such postponement will be accepted by the Tenant as full compensation) if there is any delay for any reason whatsoever which results in the Building, the Leased Premises or the Landlord's Work in respect thereof not being completed on schedule in accordance with this Lease.

REQUIREMENTS AFTER PERFORMANCE OF TENANT'S WORK

      The Tenant will, upon completion of the Tenant's Work and when requested by the Landlord:

1. Provide the Landlord with a statutory declaration (the "Declaration"):

(a) stating that the Tenant's Work has been performed in accordance with this Schedule "C" and the provisions of the plans and specifications approved by the Landlord as provided herein and that all deficiencies (if any) which the Landlord has brought to the Tenant's attention have been corrected;

(b) stating that there are no mechanics' lien or other liens or encumbrances registered or otherwise outstanding against the Leased Premises or the Building in respect of the Tenant's Work and that all accounts for work, services or materials have been paid in full with respect to the Tenant's Work;

(c) listing each contractor and subcontractor who did work or provided materials in connection with the Tenant's work;

(d) confirming the date on which the last work was performed and materials were supplied.

2. Provide to the Landlord an itemized list certified by the Tenant showing the costs actually expended by the Tenant for the completion of the Tenant's Work.

3. Provide to the Landlord a clearance certificate issued under the Workmen's Compensation Act in respect of each contractor and subcontractor listed on the declaration.

4. Obtain and provide to the Landlord a copy of every occupancy and other permit which may be required by any governmental or other regulatory authority having jurisdiction including the Town of Markham and the Fire Department, to permit the Tenant to open for business.

5. Provide the Landlord with a certificate of a professional engineer acceptable to the Landlord, certifying that the Tenant's work has been carried out in accordance with the plans and specifications as approved by the Landlord, including, without limitation, the electrical and mechanical portions of Tenant's work.

6. Provide an air balancing report from Pro-Air Testing in accordance with Landlord's instructions.

LIENS

      The Tenant will ensure that no mechanics' liens or other liens or encumbrances will be registered against the Building, the Leased Premises, or any part thereof, or the Landlord's or the Tenant's interest therein in respect of the Tenant's Work. If the Tenant fails to promptly discharge or cause any such lien to be discharged, then, in addition to any other rights or remedies of the Landlord, the Landlord may (but shall not be obligated to) discharge the lien by paying the amount claimed into court or directly to the lien claimant and the amount so paid, a sum equal to fifteen percent (15%) thereof representing the Landlord's overhead and all costs and expenses (including legal costs and expenses) plus interest as set out in the Lease shall be immediately due and payable by the Tenant to the Landlord as Additional Rent forthwith on demand.

TENANT'S WORK PERFORMED BY THE LANDLORD

      Any additional equipment supplied or work performed by the Landlord specifically for the Tenant and any excess or additional cost in the Landlord's Work occasioned by the Tenant's requirements or revisions to such requirements will be paid by the Tenant to the Landlord as a "back charge", as Additional Rent, in accordance with the Landlord's payment schedule to be determined by the Landlord.

      The amount payable will be the total cost to the Landlord and will include (in addition to direct labour, materials and applicable taxes), architectural and engineering fees, any costs attributable to changes requested by the Tenant after approval of the Tenant's plans and specifications by the Landlord, plus the Landlord's overhead charge for supervision of four percent (4%) of the total cost to the Landlord of such equipment or work.

      Failure by the Tenant to pay any amounts due under the provisions of this
Schedule in the manner provided herein shall entitle the Landlord to terminate this Lease, to retain the Security Deposit and Advance Rent paid by the Tenant and to retain for its own use without payment therefor, any Tenant's Work which has been commenced or completed within the Leased Premises, without prejudice to the Landlord's rights to claim and prove any additional damages from the Tenant.

                                  SCHEDULE "D"

TENANT:           GEAC CANADA LIMITED

SUITE NO.:        THIRD FLOOR

DATE:             DECEMBER 15, 1988

                           METHOD OF FLOOR MEASUREMENT

            The following sets out the various methods of measuring areas in the Building using standard B.O.M.A. measurement.

DEFINITIONS

      (a) "Finished Surface" shall mean a wall, ceiling or floor surface, including glass, as prepared for tenant use, excluding the thickness of any special surfacing materials such as panelling, furring strips and carpet.

      (b) "Dominant Portion" shall mean that portion of the inside finished surface of the permanent outer building wall which is 50% or more of the vertical floor-to-ceiling dimension measured at the dominant portion. If there is no dominant portion, or if the dominant portion is not vertical, the measurement for area shall be to the inside finished surface of the permanent outer building wall, where it intersects the finished floor.

      (c) "Major Vertical Penetrations" shall mean stair, elevator shafts, flues, pipe shafts, vertical ducts, and the like, and their enclosing walls, which serve more than one floor of the building, but shall not include stairs, dumb-waiters, lifts, and the like, exclusively serving a tenant occupying offices on more than one floor.

      (d)"Office" shall mean the premises leased to a tenant for which a measurement is to be computed.

      (e) For Partial Floor Tenants: The area is defined in "Usable" square feet, but rental will be based on "Rentable" square feet. The latter will also be used in determining the Tenant's Proportionate Share.

1.    USABLE AREA

            The Usable Area of an office shall be computed by measuring to the Finished Surface of the office side of corridor and other permanent walls, to the centre of partitions that separate the office from adjoining Usable Areas, and to the inside finished surface of the Dominant Portion of the permanent outer building walls.

2.    RENTABLE AREA

            The Rentable Area of a floor shall be computed by measuring to the inside Finished Surface of the Dominant Portion of the permanent outer building walls, excluding any major vertical penetrations of the floor.

            No deduction shall be made for columns and projections necessary to the building.

            The Rentable Area of an office on the floor shall be computed by multiplying the Usable Area of that office by the quotient of the division of the Rentable Area of the floor by the Usable Area of the floor resulting in the "R/U Ratio" described herein.

3.    CONVERSION FORMULA

                  Rentable Area             =       Rentable/Usable Ratio
                  -------------                             ("R/U Ratio")
                  Usable Area

                  Usable Area x R/U Ratio   =               Rentable Area

                  Rentable Area             =                 Usable Area
                  -------------
                  R/U Ratio

                                  SCHEDULE "E"

TENANT:           GEAC CANADA LIMITED

SUITE NO.:        THIRD FLOOR

DATE:             DECEMBER 15, 1988

                              RULES AND REGULATIONS

1. The Tenant will not place or permit any debris, garbage, trash or refuse to be placed or left in or upon any part of the Building outside of the Leased Premises.

2. The Landlord will permit the Tenant and the Tenant's employees and all Persons lawfully requiring communication with them to have the use during Normal Business Hours in common with others entitled thereto of the main entrance and the stairways, corridors, elevators or other mechanical means of access leading to the Leased Premises together with the Common Areas and Facilities located on the Tenant's floor of the Building. At times other than during Normal Business Hours the Tenant and its employees will have access to the Building and to the Leased Premises only in accordance with the Rules and Regulations and will be required to satisfactorily identify themselves and to register in any book which may at the Landlord's option be kept by the Landlord for that purpose, failing which the Landlord may deny entry to the Building, and may in any event deny entry to the Leased Premises to any Person not having a key to the Leased Premises.

3. The Landlord will permit the Tenant and its employees in common with others entitled, to use the washrooms on the Tenant's floor of the Building or, in lieu thereof, those washrooms designated by the Landlord.

4. The Tenant will permit window cleaners to clean the windows of the Leased Premises during Normal Business Hairs.

5. The sidewalks, entrances, passages, escalators, elevators and staircases will not be obstructed or used by the Tenant, its agents, servants, contractors, invitees or employees for any purpose other than ingress to and egress from the Leased Premises or the Building. The Landlord reserves the entire control of all parts of the Building employed for the common benefit of the tenants and without restricting the generality of the foregoing, the sidewalks, entrances, corridors and passages not within the Leased Premises, washroom, lavatories, air-conditioning closets, fan rows, janitor's closets, electrical closets, stairs, escalators, elevator shafts, flues, stacks, pipe shafts and ducts and will have the right to place such signs and appliances therein, as it deems advisable, provided that ingress to and egress from the Leased Premises is not unduly impaired thereby.

6. The Tenant, its agents, servants, contractors, invitees or employees, will not bring in or take out, position, construct, install or move any safe or other heavy machinery or equipment or anything liable to injure or destroy any part of the Building without first obtaining the written consent of the Landlord. The Landlord will have the right to prescribe the weight permitted and the position thereof, and the use and design of planks, skids or platforms, to distribute weight. All damage done to the Building by moving or using any heavy equipment or other office equipment or furniture will be repaired at the expense of the Tenant. The moving of all heavy equipment or other office equipment or furniture will occur only by prior arrangement with the Landlord. No Tenant will employ anyone to do its moving in the Building other than staff of the Building, unless permission to employ anyone else is given by the Landlord and the reasonable cost of such moving will be paid by the Tenant. Safes and other heavy office equipment and machinery will be moved through the halls and corridors only upon steel bearing plates. No freight or bulky matter of any description will be received into the Building or carried in the elevators except during hours approved by the Landlord.

7. The Tenant will not place or cause to be placed any additional locks upon any doors of the Leased Premises without the approval of the Landlord and subject to any conditions imposed by the Landlord. Two keys will be supplied to the Landlord for each entrance door to the Leased Premises and all locks will be standard to permit access by the Landlord's master key.

8. The Tenant will not permit any cooking or any heating of any foods or liquids in the Leased Premises without the written consent of the Landlord.

9. Canvassing, soliciting and peddling in or about the Building are prohibited.

10. The Tenant will not place or maintain any supplies, merchandise or other articles in any vestibule or entry of the Leased Premises, on the footwalks adjacent thereto or elsewhere on the exterior of the Leased Premises or elsewhere in the Building.

11. The Tenant will not permit or allow any odours, vapours, steam, water, vibrations, noises or other undesirable effects to emanate from the Leased Premises or any equipment or installation therein which, in the Landlord's opinion, are objectionable or cause any interference with the safety, comfort or convenience of the Building by the Landlord or the occupants and tenants thereof or their agents, servants, invitees or employees.

12. The Tenant will not receive or ship articles of any kind except through facilities and designated doors and at hours designated by the Landlord and under the supervision of the Landlord.

13. The Tenant will not install any equipment which will exceed or overload the capacity of any utility, electrical or mechanical facilities in the Premises, as determined by the Landlord. If any equipment installed by the Tenant requires additional utility, electrical or mechanical facilities, the Landlord may, in its sole discretion, if they are available, elect to install them at the Tenant's expense.

14. The Tenant will not bring into the Building any machinery, equipment, article or thing that by reason of its weight, size or use might in the opinion of the Landlord damage the Building and shall not at any time overload the floors of the Premises.

15. The Tenant will, for the purposes of loading and unloading of goods and other deliveries, use only the areas and entrances designated by the Landlord and then only at the times designated by the Landlord.

16. No one will use the Leased Premises for sleeping apartments or residential purposes, or for the storage of personal effects or articles other than those required for business purposes.

17. No inflammable oils or other inflammable, dangerous or explosive materials except those approved in writing by the Landlord's or its insurers will be kept or permitted to be kept in the Leased Premises.

18. No bicycles or other vehicles will be brought within the Building without the consent of the Landlord.

19. No animals or birds will be brought into the Building without the consent of the Landlord.

20. The Tenant will not install or permit the installation or use of any machine dispensing goods for sale in the Leased Premises or the Building.

21. If the Tenant desires telegraphic or telephonic connections, the Landlord will direct the electricians as to where and how the wires are to be introduced. No gas pipe or electric wire will be permitted which has not been ordered or authorized by the Landlord. No outside radio or television aerials shall be allowed on the Leased Premises without authorization in writing by the Landlord.

                                  SCHEDULE "F"

TENANT:           GEAC CANADA LIMITED

SUITE NO.:        THIRD FLOOR

DATE:             DECEMBER 15, 1988

                                   DEFINITIONS

            In this Lease and in the Schedules:

1. "ADDITIONAL RENT" means all sums of money or charges required to be paid by the Tenant under this Lease (except Basic Rent) whether or not designated "Additional Rent" and whether or not payable to the Landlord or any other Person.

2. "ARCHITECT" means the architect from time to time named by the Landlord. The decision of the Architect whenever required by this Lease (or requested by the Landlord) and any related certificate will be final and binding.

3. "BASIC RENT" means the annual rent payable by the Tenant pursuant to and in the manner set art in Section 2.02 of this Lease.

4. "BUILDING" means the multi-storey office building known municipally as 11 Allstate Parkway, Markham, Ontario, and generally as "Markham Corporate Campus", including the Common Areas and Facilities, and the areas and facilities serving the Building or having utility in connection therewith, as determined by the Landlord, whether or not located directly under the Building.

5. "COMMON AREAS AND FACILITIES" means those areas, facilities, utilities, improvements, equipment and installations in or serving the Building which, from time to time, are not designated or intended by the Landlord to be leased to tenants of the Building, are designated by the Landlord as Common Areas and Facilities or are provided or designated by the Landlord for the use or benefit of the tenants, their employees, customers and other invitees in common with others entitled to their use or benefit.

            Without limiting the generality of the foregoing, Common Areas and Facilities include the roof, exterior wall assemblies (including weather walls), exterior and interior structural elements and bearing walls in the Building; the parking areas and parking garages of the Building; pedestrian sidewalks; service areas; corridors; equipment, furniture, furnishings and fixtures; stairways, escalators, ramps and elevators and other transportation equipment and systems; tenant common and public washrooms; electrical, telephone, meter, valve, mechanical, mail, storage, service and janitor rooms; communication systems; general signs; columns; pipes; electrical, plumbing, drainage, mechanical, and all other installations, equipment or services located therein or related thereto as well as the structures housing the same (including, without limitation, the heating, ventilating and air-conditioning systems of the Building). Provided that for the purposes of calculating the Total Rentable Area of the Building it is understood and agreed that the Common Areas and Facilities do not include the roof and exterior wall assemblies (including weather walls).

6. "C.P.I." means the Consumer Price Index (All Items for Regional Cities) for the Municipality of Metropolitan Toronto (or any index published in substitution for the Consumer Price Index or any other replacement index reasonably designated by the Landlord if it is no longer published) published by Statistics Canada (or by any successor thereof or any other governmental agency including a provincial agency). In the case of any required substitution, the Landlord shall be entitled to make all necessary conversions for comparison purposes.

7. "RENTABLE AREA OF THE LEASED PREMISES" means the area expressed in square feet set out in Section 1.01 and determined in accordance with the method of floor measurement set forth in Schedule "D".

8. "INDEMNIFIER" means the Person who has executed or agreed to execute the Indemnity Agreement which is attached to this Lease as Appendix "A", if applicable.

9. "LANDLORD" means the party of the First Part. Wherever the word "Landlord" is used in this Lease, it is deemed to have the same meaning as "lessor", and includes the Landlord and its duly authorized representatives. In sections that contain a release or other exculpatory provision in favour of the Landlord, "Landlord" includes the directors, office, employees and agents of the Landlord.

10. "LANDS" means the lands underneath, adjacent and appurtenant to the Building, as more particularly described in Schedule "A" attached to this Lease or as such Lands may be altered, expanded or reduced from time to time.

11. "LEASED PREMISES" means the premises leased to the Tenant as referred to and described in Section 1.01.

12. "MORTGAGEE" means any mortgagee or chargee (including any trustee for bondholders), from time to time, of the Building and the Lands or any part thereof, or the Landlord's or the owners of the Building's or the Lard's interest in them. The security documents held by Mortgagees and any ground or underlying leases affecting the Lands or the Building are referred to as "Encumbrances" as more particularly defined Section 12.02.

13. "NORMAL BUSINESS HOURS" means the hours from 8:00 a.m. to 6:00 p.m. on Mondays to Fridays and the hours from 8:00 a.m. to 12:00 noon on Saturdays unless any of such days is a holiday.

14. "OPERATING COSTS" means the total amounts incurred, paid or payable whether by the Landlord or by others on behalf of the Landlord for the maintenance, operation, repair, replacement, managing and administration of the Building and the lands, calculated as if the

Building were fully leased and operational during each Rental Year of the Term. Operating Costs include, without limitation and without duplication, the aggregate of those items more particularly set out in section 3.05 of the Lease.

15. "OWNERS" means the registered owner or owners from time to time of the freehold or leasehold title of the Building. In sections that contain a release or other exculpatory language in favour of an owner, "Owner" includes the officers, directors, employees (while in the ordinary course of their employment), and agents of the Owner.

16. "PERSON", if the context allows, includes any person, firm, partnership or corporation, or any group of persons, firms, partnerships or corporations or any combination thereof.

17. "PROPORTIONATE SHARE" means a fraction which has as its numerator the Full Floor Rentable Area of the Leased Premises and as its denominator the Total Usable Area of the Building.

18. "RENT" means all Basic Rent, Additional Rent and all other sums or amounts payable by the Tenant pursuant to this Lease.

19. "RENTAL YEAR" means a period of time, the first Rental Year commencing on the first day of the Term hereof, and ending on the 31st day of December next following; thereafter Rental Years consist of consecutive periods of twelve calendar months. If, however, the Landlord considers it necessary or convenient for the Landlord's accounting purposes, the Landlord may at any time and from time to time, by written notice to the Tenant, specify an annual date from which each subsequent Rental Year is to commence, and, in that event, then current Rental Year will terminate on the day preceding the commencement of the new Rental Year. The last Rental Year of the Term will end upon the expiration or earlier termination of this Lease, as the case may be.

20. "RULES AND REGULATIONS" means the rules and regulations adopted and promulgated by the Landlord from time to time as contemplated under Section 14.01, and they include the initial Rules and Regulations appearing in Schedule "E".

21. "TAXES" means all real property taxes, rates, duties and assessments (including local improvement taxes), impost charges or levies, whether general or special, that are levied, rated, charged or assessed against the Building and the Lands or any part thereof from time to time by any lawful taxing authority, whether federal, provincial, municipal, school or otherwise, and any taxes or other amounts which are imposed in lieu of, or in addition to, any such real property taxes whether of the foregoing character or not and whether in existence at the Commencement Date or not, and any such real property taxes levied or assessed against the Landlord or the owners on account of its interests in the Building and the Lands or any part thereof, or their ownership thereof, as the case may be, calculated on the basis of the Building and the Lands being assessed as a fully leased and operational building.

22. "TENANT" means the party of the Second Part and is deemed to include the word "lessee" and to mean each and every Person mentioned as the Tenant in this Lease, whether one or more. If there is more than one Tenant, any notice required or permitted by this Lease may be given by or to any one of them and has the same force and effect as if given by or to all of them. Any reference to "Tenant" includes, where the context allows, the servants, employees, agents, invitees and licensees of the Tenant and all others over whom the Tenant may reasonably be expected to exercise control.

23. "TENANT'S WORK" means the work to be performed by the Tenant pursuant to Schedule "C".

24. "TOTAL RENTABLE AREA OF THIS BUILDINGS" means the aggregate of each Full Floor Rentable Area in the Building determined in accordance with Schedule "D".

25. "USABLE AREA OF THE LEASED PREMISES" means the area expressed in square feet set out in section 1.01 and determined in accordance with schedule "D".

                                  SCHEDULE "G"

TENANT:           GEAC CANADA LIMITED

SUITE.:           THIRD FLOOR

DATE:             DECEMBER 15, 1988

                                     PARKING

      The Landlord agrees that the use and occupancy by the Tenant of the Premises throughout the Term includes the license to use the following parking facilities:

(a) Below Grade Covered Parking - The Tenant shall have the exclusive right, at all times during the Term, to seven (7) parking spaces at a location designated by the Landlord in the below grade covered parking serving the Building at the Landlord's current rental rate which is Forty Dollars ($40.00) per month per parking space for the Building which amount is to be paid in advance as Additional Rent together with the monthly instalments of Basic Rent. It is understood and agreed that the cost of the aforesaid parking facilities may be increased upon expiration of the initial Term in order to reflect the then current rental rate established by the Landlord for the Building.

      Parking in the below grade covered parking facilities after Normal Business Hours is on a first-come-first served basis.

(b) Above Grade Uncovered Parking - The Tenant shall have the non-exclusive use in common with others entitled thereto, without charge, of the parking lot serving the Building on the Common Areas and Facilities immediately surrounding the Building.

      It is further understood and agreed that the Tenant's license to use the parking facilities set out above is subject to and qualified by the following provisions:

(i) The use by the Tenant of the parking facilities shall, at all times, be subject to the exclusive control and management of the Landlord or the Landlord's nominee who shall have the right to establish, from time to time, all rules and regulations for the general management and operation thereof;

(ii) The Landlord shall have the right to make all changes, improvements or alterations as the Landlord may, in its sole discretion from time to time, decide in respect of all parking facilities serving the Building including, without limitation, the right to change the location and the layout of any such parking areas as the Landlord shall, from time to time, determine.

(iii) The Landlord shall have the right to relocate any parking spaces or parking facilities herein on thirty (30) days' prior written notice.

(iv) The Tenant shall use the parking facilities at its sole risk and the Landlord shall have no obligations to police the aforesaid parking facilities and further, that the Landlord shall not be liable for any damages, losses or injuries sustained by the Tenant or any property owned by the Tenant if same is damaged, lost or injured in the parking facilities and the Tenant hereby indemnifies the Landlord against any claims which may be brought against the Landlord arising out of the Tenant's use of the parking facilities; and

(v) The Landlord may, at its option, require the Tenant to furnish, upon demand, the current license plate numbers of all vehicles used by the Tenant and its employees which will be parked in the parking facilities and the Tenant shall thereafter notify the Landlord of any change within five (5) days after such change occurs. Without in any way limiting the generality of the foregoing, the Landlord shall have the right, at the cost and expense of the Tenant and without any liability on the part of the Landlord, to remove any abandoned vehicles upon first giving the owner of such abandoned vehicle twenty-four (24) hours' notice (provided, however, that if the Landlord after the exercise of reasonable diligence is unable to locate the owner of such abandoned vehicle, then, the Landlord shall not be required to first give notice to such owner prior to removing the abandoned vehicle).

                                  SCHEDULE "H"

                           GENERAL SECURITY AGREEMENT

            THIS AGREEMENT made as of the 28th day of February, 1989.

BETWEEN:

                  GEAC CANADA LIMITED
                  (the "Debtor")

                                          PARTY OF THE FIRST PART;

                  - and -

                  GUARSEL PARTNERSHIP
                  (the "Secured Party")

                                          PARTY OF THE THIRD PART.

            WHEREAS to secure payment of all present and future indebtedness and liability of the Debtor to the Secured Party including without limitation all present and future advances under a loan by the Secured Party to the Debtor, particulars of which are set forth in the lease dated February 28, 1989 between the Debtor as tenant and the Secured Party as Landlord (the "Lease"), the Debtor has agreed to grant to the Secured Party a security interest in the Charged Property as hereinafter defined.

            NOW THEREFORE IN CONSIDERATION of the premises and other good and valuable consideration, the Debtor agrees to grant a security interest in the Charged Property to the Secured Party upon and subject to the terms hereinafter contained:

1.    Definitions

1.01 In this agreement, the "Act" shall mean the Personal Property Security Act, R.S.O. 1980, c. 375, as amended or re-enacted from time to time, and a "security interest", "purchase-money security interest", "perfect" and "perfection" shall have the same meanings as are given to such words and phrases respectively in the Act.

2.    Security

2.01 As security for the due payment of the Indebtedness owing by the Debtor to the Secured Party and as security for the performance by the Debtor of all of its secured obligations hereunder, the Debtor hereby grants, assigns, pledges, mortgages and charges in favour of the Secured Party:

      (a) As and by way of a fixed and specific mortgage and charge, all property and assets, personal and moveable of whatsoever nature and kind, both present and future, including all machinery, equipment, vehicles, trade fixtures, furniture, equipment, inventory, stock-in-trade, supplies, accounts receivable and other tangible personal property now or hereafter owned or acquired by the Debtor.

      (b) As and by way of a floating charge, to and in favour of the Secured Party, all the Debtor's undertaking, property and assets, both present and future, real and personal, moveable and immovable, legal and equitable, tangible and intangible, of every nature and kind and wherever situate (including, without limitation, its goodwill and licences).

            In this General Security Agreement, the mortgage and charge hereby constituted is called the "Security" and sometimes "Security Interest" and the subject matter of the Security is called the "Charged Property".

            TO HAVE AND TO HOLD ALL AND SINGULAR the Charged Property and the mortgage, pledge and charge thereof and all rights conferred herein unto the Secured Party, its successors and assigns forever.

2.02 Until the Security hereby constituted shall become enforceable, the Debtor may without the consent of the Secured Party, sell or otherwise dispose of any property, from time to time, forming part of the Charged Property (other than the Lease and its rights thereunder); provided that there shall be substituted therefor, subject to the Security Interest of this General Security Agreement, property which the Debtor, acting reasonably, believes to be of equal value. Any property sold or otherwise disposed of pursuant to this Section 2.02 shall upon disposition be no longer subject to the Security Interest hereby created. Nothing in this General Security Agreement shall prevent or in any way hinder the Debtor, so long as the Security hereby constituted shall not have become enforceable, from carrying on its business in the ordinary course including, without consent of or release from the Secured Party, from validly and effectively entering into, amending and terminating contracts, from time to time, and satisfying in the ordinary course its liabilities and obligations.

2.03 The Debtor shall not (without the prior written consent of the Secured Party) create, assume or have outstanding, except to the Secured Party, any mortgage, charge, security interest or other encumbrance on all or any part of the Charged Property, which would rank in priority to or pari passu with the security constituted by this General Security Agreement other than:

      (a) security interests, from time to time, granted in favour of The Toronto-Dominion Bank (or any successor in interest thereto by assignment or otherwise);

      (b) any security interest to which any property acquired by the Debtor is subject at the time of acquisition or which is granted by the Debtor on the property so acquired to any person to secure the indebtedness for any unpaid portion of the purchase price or to secure indebtedness incurred to pay the purchase price or any portion thereof of such property so acquired (including the principal amount of, interest on and costs of collection relating to any such indebtedness) or which secures any extension, renewal, replacement or refunding of any such indebtedness (including, without limitation, any indebtedness secured by a security interest to which any such property so acquired was subject at the time of acquisition).

2.04 The Debtor shall not without the prior consent in writing of the Secured Party, which consent shall not be unreasonably withheld, and other than in the ordinary course of business, transfer or assign or suffer or permit any material change in the ownership of the Charged Property.

2.05 Instantly and immediately upon the Security becoming enforceable hereunder, the floating charge shall crystalize and exist and operate as a specific charge on the Charged Property having priority over all claims, whether proprietary or personal, of all creditors (whether secured or unsecured) and of all purchasers (whether absolute or by way of security), save and except for such interests that exist at the time the Security becomes enforceable.

2.06 The Security shall not extend or apply:

      (a) to create a Security Interest in any contractual right to any extent which, by its terms, is non-assignable or where the creation of the Security Interest otherwise constituted hereby would constitute a breach thereof, but the Debtor shall stand possessed of its rights under any such contract in trust to, upon the Security hereby constituted becoming enforceable, and subject to any prior permitted dealing therewith, assign and dispose of same in trust as the Secured Party may direct; and

      (b) to the last day of the term of any lease or any agreement to lease (whether now held or hereafter acquired by the Debtor) nor shall the last day of any such lease or agreement to lease form part of the Charged Property, but the Debtor shall stand possessed of such last day in trust to assign and dispose of the same as the Secured Party shall direct upon the Security hereby constituted becoming enforceable.

2.07 The Secured Party may at his discretion at all times release any part or parts of the Charged Property or any other security or surety for the money hereby secured either with or without any sufficient consideration therefor, and without responsibility therefor, and without thereby releasing any other part of the Charged Property or any person from this General Security Agreement or from any of the covenants herein contained, it being especially agreed that every part of the Charged Property into which the Charged Property is or may hereafter be divided does and shall stand charged with the whole money hereby secured and no person shall have the right to require the Indebtedness of the Debtor to be apportioned among the Charged Property; and without being accountable to the Debtor for value thereof, over any monies except those actually received by the Secured Party.

2.08 The Debtor hereby covenants and agrees that it will at all times do, execute, acknowledge and deliver all such further acts, deeds, transfers, assignments and assurances as the

Secured Party may reasonably require for the better assuring, mortgaging, charging and confirming of the Charged Property to the Secured Party.

2.09 The Debtor covenants with the Secured Party that:

            (i) Subject to a charge in favour of the Toronto-Dominion Bank, the Debtor has good title to the Charged Property free and clear of any charges or encumbrances ranking in parity with or prior to the specific mortgage and charge of this General Security Agreement save and except as herein permitted, and that it will defend the title of such property and any property or rights hereafter acquired by it, for the benefit of the Secured Party;

           (ii) the Debtor has the right to convey the Charged Property to the Secured Party;

          (iii) on default the Secured Party shall have quiet possession of the Charged Property free from all encumbrances except those encumbrances which are permitted hereunder;

           (iv) the Debtor will execute such further assurances of the Charged Property as may be requisite;

            (v) the Debtor has done no act to encumber the Charged Property which has not been disclosed to the Secured Party in writing;

           (vi) the Debtor will insure the Charged Property to the amount of not less than its full insurable value in lawful money of Canada;

          (vii) the Debtor releases to the Secured Party all its claims upon the Charged Property subject to their rights to redeem on payment of all outstanding indebtedness to the Secured Party.

         (viii) until default of payment, the Debtor shall have quiet possession of the Charged Property;

           (ix) the provisos and covenants contained in this subparagraph shall apply with the necessary changes to all the leasehold interests of the Debtor included in the Charged Property.

2.10 The Secured Party hereby agrees to give any acknowledgement as may be required, from time to time, by The Toronto-Dominion Bank to acknowledge the priority of any security interest in favour of The Toronto-Dominion Bank over the Security Interest hereby created.

2.11 Attachment. The Debtor and the Secured Party hereby agree that the Security Interest in the Charged Property shall attach upon the obtaining of any interest therein by the

Debtor, and thereafter shall be a fixed and specific charge on the Charged Property. If title to the Charged Property has not passed to the Debtor on the date hereof, it is hereby acknowledged by the Debtor that this General Security Agreement creates a purchase money security interest with respect thereto.

3.    Representations and Warranties

3.01 The Debtor hereby represents and warrants to the Secured Party that, as of the date hereof:

      (a) it is duly constituted and validly subsisting and in good standing under the laws of Canada and has the power and authority to carry on the business now being conducted by it and is duly registered and licenced to carry on such business;

      (b)   the execution and delivery of this General Security Agreement;

            (i) is within its power and has been duly authorized by all necessary corporate action; and

            (ii) will not contravene or constitute a breach of or a default under any agreement, instrument or undertaking whatsoever to which the Debtor is a party;

      (c) there are no legal proceedings pending or to its knowledge threatened before any court or administrative agency which would materially and adversely affect the financial condition of the Debtor or its interest in the Charged Property.

4.    Covenants

4.01 Except for security interests permitted by Section 2.03 hereto, from and after the date hereof and for so long as this General Security Agreement shall remain outstanding, the Debtor covenants with the Secured Party that:

      (a) it will maintain its existence in good standing, and will diligently carry on and conduct its business in a proper, efficient and businesslike manner and in accordance with good business practice so as to preserve and protect the Charged Property and the earnings, income, rents, issues and profits thereof and will cause to be maintained and repaired and kept in repair and in good working order and condition its plant, machinery, equipment, goods and chattels and pay all rents and observe all covenants reserved by and contained in any leases under which the Debtor holds any property;

      (b) the Debtor will duly and punctually observe and perform all of the covenants, conditions and agreements to be observed and performed on the part of the Debtor pursuant to any agreement now, hereafter or previously entered into between the Debtor and the Secured Party;

      (c) the Debtor shall take out and keep in full force and effect, in the name of the Debtor, and the Secured Party (as their interests may appear), insurance in form and for insurance risks against which a prudent individual owning similar properties and carrying on a similar business and similar activities to that of the Debtor in would insure, to the full insurable value thereof and in amounts as required by the Secured Party. At the request of the Secured Party, the Debtor shall furnish to the Secured Party certificates of such insurance policies and the coverage affected thereby;

      (d) the Debtor will not create, assume or suffer to exist or permit the creation, assumption or suffer to exist any liens, mortgages, charges, claims, security interest or other encumbrances against or with respect to all or any part of the Charged Property, except with the prior consent of the Secured Party not to unreasonably withheld and save as may otherwise be provided herein;

      (e) Except as provided in Section 2.02 hereof, the Debtor shall not sell, lease or otherwise dispose of the Charged Property or any part thereof;

      (f) the Debtor will pay all applicable taxes, rates, duties and assessments levied, assessed or imposed upon them in relation to the Charged Property, or any part thereof, as and when the same become due and payable and will, if and when required by the Secured Party, furnish the Secured Party for inspection with receipts for any of such payments;

      (g) the Debtor will comply with all laws, regulations and orders of all governmental authorities having jurisdiction over the Charged Property or the business and activities from time to time carried on by the Debtor;

      (h) the Debtor will specifically mortgage and charge in favour of the Secured Party, the right, title and interest of the Debtor in all equipment, machinery, vehicles and other tangible personal property which the Debtor shall hereafter acquire, and shall execute all such conveyances, mortgages and transfers as may be reasonably required in connection therewith;

5.    Default

5.01 All monies hereby secured, together with interest thereon as aforesaid, shall become payable and the Security shall become enforceable immediately upon the occurrence or happening of any one of the following events provided that the same has not been remedied within fifteen (15) days after the date on which notice has been given to the Debtor:

      (a) Failure of the Debtor to pay any installment of interest and/or principal and/or taxes due under this General Security Agreement within fifteen (15) days of the date upon which the sum becomes due;

      (b) Failure of the Debtor or of a guarantor of the Debtor to observe or perform any condition or covenant herein or in the guarantee given by the said party or given pursuant to any other security given in connection with the Indebtedness hereby secured, which is not cured to the satisfaction of the Secured Party within fifteen (15) days of notice thereof sent by the Secured Party;

      (c) Failure to keep any prior encumbrance on the Charged Property in good standing which is not cured to the satisfaction of the Secured Party within fifteen (15) days of notice thereof sent by the Secured Party;

      (d)   Default by the Debtor under the terms of the Lease;

      (e) Without in any way limiting the prohibition contained in Article 2 hereof, with respect to any or all of the Charged Property and in the event of default by virtue of the failure of the Debtor to observe or perform any condition or covenant herein:

            (i) If there is registered a chattel mortgage, conditional sales agreement or any security interest or encumbrance of any sort against the components of the Charged Property without the prior written consent of the Secured Party; or

            (ii) If the Debtor creates or purports to create a mortgage, charge, lien or encumbrance, security interest or financings, whether prior or subordinate to the Secured Party's interest, without the prior written consent of the Secured Party, not to be unreasonably withheld, with respect to the Charged Property;

      (f) If there is a failure of the Debtor or any other party liable for the Indebtedness or any part or parts thereof, to observe or perform any condition or covenant as set out in this General Security Agreement, the Lease or in any other document given to secure the Indebtedness or any part or parts thereof, or if any representation or warranty herein given is discovered to be untrue or becomes untrue in a material manner;

      (g) if an agreement is entered into to or an order is made for the dissolution of the Debtor, or if a petition is filed for the dissolution of the Debtor;

      (h) if the Debtor becomes insolvent or makes a general authorized assignment for the benefit of its creditors or otherwise acknowledges its insolvency; or if the Debtor makes a bulk sale of its assets; or if a bankruptcy petition or receiving order is filed or presented against the Debtor;

      (i) if any execution, sequestration, extent or any other process of any court becomes enforceable against the Debtor or any of them or if a distress or analogous process is levied upon the property of the Debtor or any part thereof;

      (j) if the Debtor ceases or threatens to cease to carry on its business or if the Debtor commits or threatens to commit any act of bankruptcy;

      (k) if the Debtor makes default in payment of any indebtedness or liability to the Secured Party, whether secured hereby or not;

      (l) if the Debtor permits any sum which has been admitted as due by the Debtor or is not disputed to be due by it and which forms or is capable of being made a charge upon any of the Charged Property in priority to the charge created by this General Security Agreement to remain unpaid for fifteen (15) days after proceedings have been taken to enforce the same as such a prior charge.

5.02 The Secured Party may waive, expressly or by implication, any breach by the Debtor of any of the provisions contained in this General Security Agreement or any default by the Debtor in the observance or performance of any covenant or condition required to be observed or performed by the Debtor under the terms of this General Security Agreement, but no act or omission by the Secured Party in the waiver of a particular breach or default shall extend to or be taken in any manner whatsoever to affect any subsequent breach or default or the rights resulting therefrom.

6.    Enforcement

6.01 When the Security has become enforceable, the Secured Party may realize upon the Security and enforce its rights by the following remedies:

      (a) the Secured Party may enter into and take possession of all or any part of the Charged Property, with full power to manage such property and to borrow in the Debtor's name or in its own name or advance money at such rates of interest as it may deem reasonable for the purpose of such management, the maintenance and preservation of such property and replacement thereof, the sale or lease or concurrence in selling or leasing all or any part of the Charged Property whether by public auction or by private sale or lease in such manner as it may seem right (provided always that it shall not be incumbent on the Secured Party to sell, lease or dispose of the Charged Property but that it shall and may be lawful for the Secured Party peaceably and quietly to take, hold, use, occupy, possess and enjoy the Charged Property without molestation, eviction, hindrance or interruption of the Debtor or any other person or persons whomsoever and to convey, transfer and assign to a purchaser or purchasers to title to any undertaking, property and assets so sold). It shall also have full power to borrow or advance money for the payment of taxes, wages, current operating expenses and other charges and to receive the revenues, incomes and profits of the Charged Property and to pay therefrom all its expenses, charges and advances in carrying on such management;

      (b) the Secured Party may proceed in any court of competent jurisdiction for the appointment of a receiver (which term as used in this General Security Agreement includes a receiver and manager) over all or any part of the Charged Property;

      (c) the Secured Party may proceed in any court of competent jurisdiction for sale of all or any part of the Charged Property;

      (d) the Secured Party may file proofs of claim and other documents to establish its claim in any proceeding relative to the Debtor;

      (e) the Secured Party may initiate and pursue any other remedy or proceeding authorized or permitted hereby or by law or equity.

            Such remedies may be exercised from time to time separately or in combination and are in addition to and not in substitution for any other rights of the Secured Party however created.

6.02 Whenever the security hereby constituted shall have become enforceable and so long as it shall remain enforceable, the Secured Party may by instrument in writing appoint any person to be a receiver (which term shall include a receiver and manager) of the Charged Property including any rents and profits thereof and may remove any receiver and appoint another in his stead, and such receiver so appointed shall have power to take possession of the Charged Property and to carry on or concur in carrying on the business of the Debtor and to sell or concur in selling any or all of the Charged Property. The rights and powers conferred by this paragraph are in supplement of and not in substitution for any other rights of the Secured Party. Any such receiver may be vested with all or any of the powers and discretions of the Secured Party. The receiver shall have all of the powers of the Secured Party set out in paragraph 6.01 of this General Security Agreement.

            In addition to the powers set out above, the receiver shall have the following powers:

      (i)   to take possession of the Charged Property;

      (ii)  to carry on and to concur in carrying on the business of the Debtor;

      (iii) with the consent of the Secured Party to borrow money in his name or in the Debtor's name, for the purpose of carrying on the business of the Debtor and for the preservation and realization of the undertaking, property and assets of the Debtor which shall include without limiting the generality of the foregoing the right to make payments to persons having prior mortgages, charges or encumbrances on properties on which the Debtor may hold mortgages, charges or encumbrances;

      (iv) to issue certificates constituting the amount so borrowed and any interest thereon to be a charge upon the Charged Property in priority to the General Security Agreement;

      (v) to sell or lease and to concur in selling or leasing all or any part of the Charged Property and to convey, transfer and assign to a purchaser or purchasers the title to any of the undertaking, property or assets so sold.

            The receiver shall for all purposes be deemed to be the agent of the Debtor and not of the Secured Party, and the Debtor shall be solely responsible for his acts or defaults and for his remuneration. All monies from time to time received by the receiver shall be applied as follows:

      (a) firstly, in discharge of all operating expenses and other outgoings affecting the Charged Property;

      (b) secondly, in keeping in good standing all charges and liens on the Charged Property having priority over the security;

      (c) thirdly, in payment of the remuneration and disbursements of the receiver;

      (d) fourthly, in payment to the Secured Party of the monies payable hereunder; and

      (e)   the balance, if any, shall be paid to the Debtor.

            The Secured Party, in appointing or refraining from appointing such receiver, shall not incur any liability to the receiver, the Debtor or otherwise. In exercising the foregoing powers, any such receiver shall have the power to borrow and create obligations and have security, whether by way of receiver's certificate or otherwise, for any such borrowing or obligation upon all or any part of the Charged Property in priority to the security hereby constituted.

6.03 The Debtor agrees to pay to the Secured Party, forthwith on demand, all costs, charges and expenses (including all legal fees) incurred by the Secured Party in connection with the recovery or enforcement of payment of any monies owing hereunder whether by realization or otherwise. All such sums, together with interest thereon at the rate set forth for the principal sum herein, shall be added to the Indebtedness secured by this General Security Agreement and shall become part thereof and also be secured hereby.

6.04 Upon the Debtor receiving notice from the Secured Party of the taking of possession of the Charged Property, all the powers, functions, rights and privileges of each and every of the directors and officers of the Debtor with respect to the business of the Debtor in relation to the Charged Property shall cease unless specifically continued by the written consent of the Secured Party.

6.05 The Debtor hereby irrevocably appoints the Secured Party to be the attorney of the Debtor for and in the name and on behalf of the Debtor to execute and do any deeds, documents, transfers, demands, assignments, assurances, consents and things which the Debtor ought to sign, execute and do hereunder and generally to use the name of the Debtor in the exercise of all or any of the powers hereby confirmed on the Secured Party and any receiver appointed with full powers of substitution and revocation.

7.    General

7.01 No consent or waiver by the Secured Party of any breach by the Debtor of any of the provisions contained in this General Security Agreement shall be effective unless made in writing and signed by an authorized officer of the Secured Party, provided that no such waiver or consent shall extend to or be taken in any manner to affect any subsequent breach or failure or the rights resulting therefrom.

7.02 Neither the taking of any judgment nor the exercise of any power of seizure or sale shall operate to extinguish the liability of the Debtor to pay the monies hereby secured nor shall the same operate as a merger of any covenant herein contained or affect the right of the Secured Party to interest at the rate specified due on the principal sum secured by the Mortgage.

7.03 The Security hereby constituted is in addition to any other security now or hereafter held by the Secured Party. The taking of any action, or proceeding or refraining from doing so, or any other dealings with any other security for the money secured hereby, shall not release or affect the Security.

7.04 Any insurance moneys received by the Secured Party pursuant to this General Security Agreement may, at the option of the Secured Party, be applied to rebuilding or repairing the Charged Property or any part thereof, or be paid to the Debtor, or any such moneys may be applied, in the sole discretion of the Secured Party, in whole or in part, to the repayment of the sum secured hereby or any part thereof, whether then due or not.

7.05 The Debtor hereby covenants and agrees with the Secured Party that they will at all times do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered, all and every such further act, deeds, mortgages, transfers and assurances in law as the Secured Party shall reasonably require for the better assuring, mortgaging, assigning and conferring unto the Secured Party all and singular the Charged Property or intended so to be or which the Debtor may hereafter become bound to mortgage and charge in favour of the Secured Party for the better accomplishing and effecting the intention of this General Security Agreement.

7.06 Any notice required or permitted to be given hereunder shall be given either by personal delivery or by registered mail, postage prepaid, addressed to the Secured Party or to the Debtor at their respective addresses as follows:

      If to the Secured Party, at:
                                   6th Floor
                                   8 Market Street
                                   Toronto, Ontario
                                   M5E 1M6

      If to the Debtor, at:        350 Steelcase Road West
                                   Markham, Ontario

                                   Attention:

or to such other address of which notice is given as herein provided. Any such notice shall be deemed to have been received on the day of delivery (if personally delivered) and at noon on the fifth business day following the day of mailing (if mailed), or in the case of dispatch by telegraph, telex or similar communication device, to have duly given eight hours after deposit for dispatch in a public office for origination of such telecommunication or eight hours after dispatch by means of a private telex or communication device.

7.07 This General Security Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the parties agree that Ontario shall be the exclusive forum for the commencement and continuance of any action in connection with this agreement.

7.08 This General Security Agreement shall enure to the benefit of the parties hereto and their respective executors, administrators, beneficiaries, heirs, successors and assigns.

            IN WITNESS WHEREOF the parties have hereunto affixed their corporate seals and set their hands as of the day first above written.

                                          GEAC CANADA LIMITED

                                          by: "S. Sadler"
                                             ----------------------------------

                                          GUARSEL PARTNERSHIP

                                          by: "Guarsel Partnership"
                                             ----------------------------------

                                          by:
                                             ----------------------------------

                           GENERAL SECURITY AGREEMENT

            THIS AGREEMENT made as of the 28th day of February, 1989.

B E T W E E N:

            GEAC COMPUTER CORPORATION LIMITED
            (the "Debtor")

                                                        PARTY OF THE FIRST PART;

            - and -

            GUARSEL PARTNERSHIP
            (the "Secured Party")

                                                        PARTY OF THE THIRD PART.

            WHEREAS the Debtor is the Indemnifier pursuant to an Indemnity Agreement dated February 28, 1989, of the obligations of GEAC CANADA LIMITED pursuant to a lease dated February 28, 1989 between GEAC CANADA LIMITED as Tenant, the Secured Party as Landlord and the Debtor as Indemnifier (the "Lease");

            AND WHEREAS to secure payment of all present and future indebtedness and liability of the Debtor to the Secured Party, including without limitation to secure the Debtor's liability to the Secured Party under the Indemnity made by the Debtor pursuant to the Lease, the Debtor has agreed to grant to the Secured Party a Security Interest in the Charged Property as hereinafter defined.

            NOW THEREFORE IN CONSIDERATION of the premises and other good and valuable consideration, the Debtor agrees to grant a security interest in the Charged Property to the Secured Party upon and subject to the terms hereinafter contained:

1.    Definitions

1.01 In this agreement, the "Act" shall mean the Personal Property Security Act, R.S.O. 1980, c. 375, as amended or re-enacted from time to time, and a "security interest", "purchase-money security interest", "perfect" and "perfection" shall have the same meanings as are given to such words and phrases respectively in the Act.

2.    Security

2.01 As security for the due payment of the Indebtedness owing by the Debtor to the Secured Party and as security for the performance by the Debtor of all of its secured obligations hereunder, the Debtor hereby grants, assigns, pledges, mortgages and charges in favour of the Secured Party:

      (a) As and by way of a fixed and specific mortgage and charge, all property and assets, personal and moveable of whatsoever nature and kind, both present and future, including all machinery, equipment, vehicles, trade fixtures, furniture, equipment, inventory, stock-in-trade, supplies, accounts receivable and other tangible personal property now or hereafter owned or acquired by the Debtor.

      (b) As and by way of a floating charge, to and in favour of the Secured Party, all the Debtor's undertaking, property and assets, both present and future, real and personal, moveable and immovable, legal and equitable, tangible and intangible, of every nature and kind and wherever situate (including, without limitation, its goodwill and licences).

            In this General Security Agreement, the mortgage and charge hereby constituted is called the "Security" and sometimes "Security Interest" and the subject matter of the Security is called the "Charged Property".

            TO HAVE AND TO HOLD ALL AND SINGULAR the Charged Property and the mortgage, pledge and charge thereof and all rights conferred herein unto the Secured Party, its successors and assigns forever.

2.02 Until the Security hereby constituted shall become enforceable, the Debtor may without the consent of the Secured Party, sell or otherwise dispose of any property, from time to time, forming part of the Charged Property (other than the Lease and its rights thereunder); provided that there shall be substituted therefor, subject to the Security Interest of this General Security Agreement, property which the Debtor, acting reasonably, believes to be of equal value. Any property sold or otherwise disposed of pursuant to this Section 2.02 shall upon disposition be no longer subject to the Security Interest hereby created. Nothing in this General Security Agreement shall prevent or in any way hinder the Debtor, so long as the Security hereby constituted shall not have become enforceable, from carrying on its business in the ordinary course including, without consent of or release from the Secured Party, from validly and effectively entering into, amending and terminating contracts, from time to time, and satisfying in the ordinary course its liabilities and obligations.

2.03 The Debtor shall not (without the prior written consent of the Secured Party) create, assume or have outstanding, except to the Secured Party, any mortgage, charge, security interest or other encumbrance on all or any part of the Charged Property, which would rank in priority to or pari passu with the security constituted by this General Security Agreement other than:

      (a) security interests, from time to time, granted in favour of The Toronto-Dominion Bank (or any successor in interest thereto by assignment or otherwise);

      (b) any security interest to which any property acquired by the Debtor is subject at the time of acquisition or which is granted by the Debtor on the property so acquired to any person to secure the indebtedness for any unpaid portion of the purchase price or to secure indebtedness incurred to pay the purchase price or any portion thereof of such property so acquired (including the principal amount of, interest on and costs of collection relating to any such indebtedness) or which secures any extension, renewal, replacement or refunding of any such indebtedness (including, without limitation, any indebtedness secured by a security interest to which any such property so acquired was subject at the time of acquisition).

2.04 The Debtor shall not without the prior consent in writing of the Secured Party, which consent shall not be unreasonably withheld, and other than in the ordinary course of business, transfer or assign or suffer or permit any material change in the ownership of the Charged Property.

2.05 Instantly and immediately upon the Security becoming enforceable hereunder, the floating charge shall crystalize and exist and operate as a specific charge on the Charged Property having priority over all claims, whether proprietary or personal, of all creditors (whether secured or unsecured) and of all purchasers (whether absolute or by way of security), save and except for such interests that exist at the time the Security becomes enforceable.

2.06 The Security shall not extend or apply:

      (a) to create a Security Interest in any contractual right to any extent which, by its terms, is non-assignable or where the creation of the Security Interest otherwise constituted hereby would constitute a breach thereof, but the Debtor shall stand possessed of its rights under any such contract in trust to, upon the Security hereby constituted becoming enforceable, and subject to any prior permitted dealing therewith, assign and dispose of same in trust as the Secured Party may direct; and

      (b) to the last day of the term of any lease or any agreement to lease (whether now held or hereafter acquired by the Debtor) nor shall the last day of any such lease or agreement to lease form part of the Charged Property, but the Debtor shall stand possessed of such last day in trust to assign and dispose of the same as the Secured Party shall direct upon the Security hereby constituted becoming enforceable.

2.07 The Secured Party may at his discretion at all times release any part or parts of the Charged Property or any other security or surety for the money hereby secured either with or without any sufficient consideration therefor, and without responsibility therefor, and without thereby releasing any other part of the Charged Property or any person from this General Security Agreement or from any of the covenants herein contained, it being especially agreed that every part of the Charged Property into which the charged Property is or may hereafter be divided does and shall stand charged with the whole money hereby secured and no person shall have the right to require the Indebtedness of the Debtor to be apportioned among the Charged Property; and without being accountable to the Debtor for value thereof, over any monies except those actually received by the Secured Party.

2.08 The Debtor hereby covenants and agrees that it will at all times do, execute, acknowledge and deliver all such further acts, deeds, transfers, assignments and assurances as the Secured Party may reasonably require for the better assuring, mortgaging, charging and confirming of the Charged Property to the Secured Party.

2.09 The Debtor covenants with the Secured Party that:

            (i) Subject to a charge in favour of the Toronto-Dominion Bank, the Debtor has good title to the Charged Property free and clear of any charges or encumbrances ranking in parity with or prior to the specific mortgage and charge of this General Security Agreement save and except as herein permitted, and that it will defend the title of such property and any property or rights hereafter acquired by it, for the benefit of the Secured Party;

            (ii) the Debtor has the right to convey the Charged Property to the Secured Party;

            (iii) on default the Secured Party shall have quiet possession of the Charged Property free from all encumbrances except those encumbrances which are permitted hereunder;

            (iv) the Debtor will execute such further assurances of the Charged Property as may be requisite;

            (v) the Debtor has done no act to encumber the Charged Property which has not been disclosed to the Secured Party in writing;

            (vi) the Debtor will insure the Charged Property to the amount of not less than its full insurable value in lawful money of Canada;

            (vii) the Debtor releases to the Secured Party all its claims upon the Charged Property subject to their rights to redeem on payment of all outstanding indebtedness to the Secured Party.

           (viii) until default of payment, the Debtor shall have quiet possession of the Charged Property;

            (ix) the provisos and covenants contained in this subparagraph shall apply with the necessary changes to all the Leasehold interests of the Debtor included in the Charged Property.

2.10 The Secured Party hereby agrees to give any acknowledgement as may be required, from time to time, by The Toronto-Dominion Bank to acknowledge the priority of any security interest in favour of The Toronto-Dominion Bank over the Security Interest hereby created.

2.11 Attachment. The Debtor and the Secured Party hereby agree that the Security Interest in the Charged Property shall attach upon the obtaining of any interest therein by the Debtor, and thereafter shall be a fixed and specific charge on the Charged Property. If title to the Charged Property has not passed to the Debtor on the date hereof, it is hereby acknowledged by the Debtor that this General Security Agreement creates a purchase money security interest with respect thereto.

3.    Representations and Warranties

3.01 The Debtor hereby represents and warrants to the Secured Party that, as of the date hereof:

      (a) it is duly constituted and validly subsisting and in good standing under the laws of Canada and has the power and authority to carry on the business now being conducted by it and is duly registered and licenced to carry on such business;

      (b)   the execution and delivery of this General Security Agreement:

            (i) is within its power and has been duly authorized by all necessary corporate action; and

            (ii) will not contravene or constitute a breach of or a default under any agreement, instrument or undertaking whatsoever to which the Debtor is a party;

      (c) there are no legal proceedings pending or to its knowledge threatened before any court or administrative agency which would materially and adversely affect the financial condition of the Debtor or its interest in the Charged Property.

4.    Covenants

4.01 Except for security interests permitted by Section 2.03 hereto, from and after the date hereof and for so long as this General Security Agreement shall remain outstanding, the Debtor covenants with the Secured Party that:

      (a) it will maintain its existence in good standing, and will diligently carry on and conduct its business in a proper, efficient and businesslike manner and in accordance with good business practice so as to preserve and protect the Charged Property and the earnings, income, rents, issues and profits thereof and will cause to be maintained and repaired and kept in repair and in good working order and condition its plant, machinery, equipment, goods and chattels and pay all rents and observe all covenants reserved by and contained in any leases under which the Debtor holds any property;

      (b) the Debtor will duly and punctually observe and perform all of the covenants, conditions and agreements to be observed and performed on the part of the Debtor pursuant to any agreement now, hereafter or previously entered into between the Debtor and the Secured Party;

      (c) the Debtor shall take out and keep in full force and effect, in the name of the Debtor, and the Secured Party (as their interests may appear), insurance in form and for insurance risks against which a prudent individual owning similar properties and carrying on a similar business and similar activities to that of the Debtor in would insure, to the full insurable value thereof and in amounts as required by the Secured Party. At the request of the Secured Party, the Debtor shall furnish to the secured Party certificates of such insurance policies and the coverage affected thereby;

      (d) the Debtor will not create, assume or suffer to exist or permit the creation, assumption or suffer to exist any liens, mortgages, charges, claims, security interest or other encumbrances against or with respect to all or any part of the charged Property, except with the prior consent of the Secured Party not to unreasonably withheld and save as may otherwise be provided herein;

      (e) Except as provided in Section 2.02 hereof, the Debtor shall not sell, lease or otherwise dispose of the Charged Property or any part thereof;

      (f) the Debtor will pay all applicable taxes, rates, duties and assessments levied, assessed or imposed upon them in relation to the Charged Property, or any part thereof, as and when the same become due and payable and will, if and when required by the Secured Party, furnish the Secured Party for inspection with receipts for any of such payments;

      (g) the Debtor will comply with all laws, regulations and orders of all governmental authorities having jurisdiction over the Charged Property or the business and activities from time to time carried on by the Debtor;

      (h) the Debtor will specifically mortgage and charge in favour of the Secured Party, the right, title and interest of the Debtor in all equipment, machinery, vehicles and other tangible personal property which the Debtor shall hereafter acquire, and shall execute all such conveyances, mortgages and transfers as may be reasonably required in connection therewith;

5.    Default

5.01 All monies hereby secured, together with interest thereon as aforesaid, shall become payable and the Security shall become enforceable immediately upon the occurrence or happening of any one of the following events provided that the same has not been remedied within fifteen (15) days after the date on which notice has been given to the Debtor:

      (a) Failure of the Debtor to pay any installment of interest and/or principal and/or taxes due under this General Security Agreement within fifteen (15) days of the date upon which the sum becomes due;

      (b) Failure of the Debtor or of a guarantor of the Debtor to observe or perform any condition or covenant herein or in the guarantee given by the said party or given pursuant to any other security given in connection with the Indebtedness hereby secured, which is not cured to the satisfaction of the Secured Party within fifteen (15) days of notice thereof sent by the Secured Party;

      (c) Failure to keep any prior encumbrance on the Charged Property in good standing which is not cured to the satisfaction of the Secured Party within fifteen (15) days of notice thereof sent by the Secured Party;

      (d)   Default by the Debtor under the terms of the Lease;

      (e) Without in any way limiting the prohibition contained in Article 2 hereof, with respect to any or all of the Charged Property and in the event of default by virtue of the failure of the Debtor to observe or perform any condition or covenant herein:

            (i) If there is registered a chattel mortgage, conditional sales agreement or any security interest or encumbrance of any sort against the components of the Charged Property without the prior written consent of the Secured Party; or

            (ii) If the Debtor creates or purports to create a mortgage, charge, lien or encumbrance, security interest or financings, whether prior or subordinate to the Secured Party's interest, without the prior written consent of the Secured Party, not to be unreasonably withheld, with respect to the Charged Property;

      (f) If there is a failure of the Debtor or any other party liable for the Indebtedness or any part or parts thereof, to observe or perform any condition or covenant as set out in this General Security Agreement, the Lease or in any other document given to secure the Indebtedness or any part or parts thereof, or if any representation or warranty herein given is discovered to be untrue or becomes untrue in a material manner;

      (g) if an agreement is entered into to or an order is made for the dissolution of the Debtor, or if a petition is filed for the dissolution of the Debtor;

      (h) if the Debtor becomes insolvent or makes a general authorized assignment for the benefit of its creditors or otherwise acknowledges its insolvency; or if the Debtor makes a bulk sale of its assets; or if a bankruptcy petition or receiving order is filed or presented against the Debtor;

      (i) if any execution, sequestration, extent or any other process of any court becomes enforceable against the Debtor or any of them or if a distress or analogous process is levied upon the property of the Debtor or any part thereof;

      (j) if the Debtor ceases or threatens to cease to carry on its business or if the Debtor commits or threatens to commit any act of bankruptcy;

      (k) if the Debtor makes default in payment of any indebtedness or liability to the Secured Party, whether secured hereby or not;

      (l) if the Debtor permits any sum which has been admitted as due by the Debtor or is not disputed to be due by it and which forms or is capable of being made a charge upon any of the charged Property in priority to the charge created by this General Security Agreement to remain unpaid for fifteen (15) days after proceedings have been taken to enforce the same as such a prior charge.

5.02 The Secured Party may waive, expressly or by implication, any breach by the Debtor of any of the provisions contained in this General Security Agreement or any default by the Debtor in the observance or performance of any covenant or condition required to be observed or performed by the Debtor under the terms of this General Security Agreement, but no act or omission by the Secured Party in the waiver of a particular breach or default shall extend to or be taken in any manner whatsoever to affect any subsequent breach or default or the rights resulting therefrom.

6.    Enforcement

6.01 When the Security has become enforceable, the Secured Party may realize upon the Security and enforce its rights by the following remedies:

      (a) the Secured Party may enter into and take possession of all or any part of the Charged Property, with full power to manage such property and to borrow in the Debtor's name or in its own name or advance money at such rates of interest as it may deem reasonable for the purpose of such management, the maintenance and preservation of such property and replacement thereof, the sale or lease or concurrence in selling or leasing all or any part of the Charged Property whether by public auction or by private sale or lease in such manner as it may seem right (provided always that it shall not be incumbent on the Secured Party to sell, lease or dispose of the Charged Property but that it shall and may be lawful for the Secured Party peaceably and quietly to take, hold, use, occupy, possess and enjoy the Charged Property without molestation, eviction, hindrance or interruption of the Debtor or any other person or persons whomsoever and to convey, transfer and assign to a purchaser or purchasers to title to any undertaking, property and assets so sold). It shall also have full power to borrow or advance money for the payment of taxes, wages, current operating expenses and other charges and to receive the revenues, incomes and profits of the Charged Property and to pay therefrom all its expenses, charges and advances in carrying on such management;

      (b) the Secured Party may proceed in any court of competent jurisdiction for the appointment of a receiver (which term as used in this General Security Agreement includes a receiver and manager) over all or any part of the Charged Property;

      (c) the Secured Party may proceed in any court of competent jurisdiction for sale of all or any part of the Charged Property;

      (d) the Secured Party may file proofs of claim and other documents to establish its claim in any proceeding relative to the Debtor;

      (e) the Secured Party may initiate and pursue any other remedy or proceeding authorized or permitted hereby or by law or equity.

            Such remedies may be exercised from time to time separately or in combination and are in addition to and not in substitution for any other rights of the Secured Party however created.

6.02 Whenever the security hereby constituted shall have become enforceable and so long as it shall remain enforceable, the Secured Party may by instrument in writing appoint any person to be a receiver (which term shall include a receiver and manager) of the Charged Property including any rents and profits thereof and may remove any receiver and appoint another in his stead, and such receiver so appointed shall have power to take possession of the Charged Property and to carry on or concur in carrying on the business of the Debtor and to sell or concur in selling any or all of the Charged Property. The rights and powers conferred by this paragraph are in supplement of and not in substitution for any other rights of the Secured Party. Any such receiver may be vested with all or any of the powers and discretions of the Secured Party. The receiver shall have all of the powers of the Secured Party set out in paragraph 6.01 of this General Security Agreement.

            In addition to the powers set out above, the receiver shall have the following powers:

            (i)   to take possession of the Charged Property;

            (ii) to carry on and to concur in carrying on the business of the Debtor;

            (iii) with the consent of the Secured Party to borrow money in his name or in the Debtor's name, for the purpose of carrying on the business of the Debtor and for the preservation and realization of the undertaking, property and assets of the Debtor which shall include without limiting the generality of the foregoing the right to make payments to persons having prior mortgages, charges or encumbrances on properties on which the Debtor may hold mortgages, charges or encumbrances;

            (iv) to issue certificates constituting the amount so borrowed and any interest thereon to be a charge upon the Charged Property in priority to the General Security Agreement:

            (v) to sell or lease and to concur in selling or leasing all or any part of the Charged Property and to convey, transfer and assign to a purchaser or purchasers the title to any of the undertaking, property or assets so sold.

            The receiver shall for all purposes be deemed to be the agent of the Debtor and not of the Secured Party, and the Debtor shall be solely responsible for his acts or defaults and for his remuneration. All monies from time to time received by the receiver shall be applied as follows:

      (a) firstly, in discharge of all operating expenses and other outgoings affecting the Charged Property;

      (b) secondly, in keeping in good standing all charges and liens on the Charged Property having priority over the Security;

      (c) thirdly, in payment of the remuneration and disbursements of the receiver:

      (d) fourthly, in payment to the Secured Party of the monies payable hereunder; and

      (e)   the balance, if any, shall be paid to the Debtor.

            The Secured Party, in appointing or refraining from appointing such receiver, shall not incur any liability to the receiver, the Debtor or otherwise. In exercising the foregoing powers, any such receiver shall have the power to borrow and create obligations and have security, whether by way of receiver's certificate or otherwise, for any such borrowing or obligation upon all or any part of the Charged Property in priority to the security hereby constituted.

6.03 The Debtor agrees to pay to the Secured Party, forthwith on demand, all costs. charges and expenses (including all legal fees) incurred by the Secured Party in connection with the recovery or enforcement of payment of any monies owing hereunder whether by realization or otherwise. All such sums, together with interest thereon at the rate set forth for the principal sum herein, shall be added to the Indebtedness secured by this General Security Agreement and shall become part thereof and also be secured hereby.

6.04 Upon the Debtor receiving notice from the Secured Party of the taking of possession of the Charged Property, all the powers, functions, rights and privileges of each and every of the directors and officers of the Debtor with respect to the business of the Debtor in relation to the Charged Property shall cease unless specifically continued by the written consent of the Secured Party.

6.05 The Debtor hereby irrevocably appoints the Secured Party to be the attorney of the Debtor for and in the name and on behalf of the Debtor to execute and do any deeds, documents, transfers, demands, assignments, assurances, consents and things which the Debtor ought to sign, execute and do hereunder and generally to use the name of the Debtor in the exercise of all or any of the powers hereby confirmed on the Secured Party and any receiver appointed with full powers of substitution and revocation.

7.    General

7.01 No consent or waiver by the Secured Party of any breach by the Debtor of any of the provisions contained in this General Security Agreement shall be effective unless made in writing and signed by an authorized officer of the Secured Party, provided that no such waiver or consent shall extend to or be taken in any manner to affect any subsequent breach or failure or the rights resulting therefrom.

7.02 Neither the taking of any judgment nor the exercise of any power of seizure or sale shall operate to extinguish the liability of the Debtor to pay the monies hereby secured nor shall the same operate as a merger of any covenant herein contained or affect the right of the Secured Party to interest at the rate specified due on the principal sum secured by the Mortgage.

7.03 The Security hereby constituted is in addition to any other security now or hereafter held by the Secured Party. The taking of any action, or proceeding or refraining from doing so, or any other dealings with any other security for the money secured hereby, shall not release or affect the Security.

7.04 Any insurance moneys received by the Secured Party pursuant to this General Security Agreement may, at the option of the Secured Party, be applied to rebuilding or repairing the Charged Property or any part thereof, or be paid to the Debtor, or any such moneys may be applied, in the sole discretion of the Secured Party, in whole or in part, to the repayment of the sum secured hereby or any part thereof, whether then due or not.

7.05 The Debtor hereby covenants and agrees with the Secured Party that they will at all times do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered, all and every such further act, deeds, mortgages, transfers and assurances in law as the Secured Party shall reasonably require for the better assuring, mortgaging, assigning and conferring unto the Secured Party all and singular the Charged Property or intended so to be or which the Debtor may hereafter become bound to mortgage and charge in favour of the Secured Party for the better accomplishing and effecting the intention of this General Security Agreement.

7.06 Any notice required or permitted to be given hereunder shall be given either by personal delivery or by registered mail, postage prepaid, addressed to the Secured Party or to the Debtor at their respective addresses as follows:

      If to the Secured Party, at:

                           6th Floor
                           8 Market Street
                           Toronto, Ontario
                           M5E 1M6

      If to the Debtor, at:

                           350 Steelcase Road West
                           Markham, Ontario

                           Attention:

or to such other address of which notice is given as herein provided. Any such notice shall be deemed to have been received on the day of delivery (if personally delivered) and at noon on the fifth business day following the day of mailing (if mailed), or in the case of dispatch by telegraph, telex or similar communication device, to have duly given eight hours after deposit for dispatch in a public office for origination of such telecommunication or eight hours after dispatch by means of a private telex or communication device.

7.07 This General Security Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the parties agree that Ontario shall be the exclusive forum for the commencement and continuance of any action in connection with this agreement.

7.08 This General Security Agreement shall enure to the benefit of the parties hereto and their respective executors, administrators, beneficiaries, heirs, successors and assigns.

            IN WITNESS WHEREOF the parties have hereunto affixed their corporate seals and set their hands as of the day first above written.


                                         GEAC COMPUTER CORPORATION LIMITED

                                         by:   "S. Sadler"
                                             ----------------------------------


                                         GUARSEL PARTNERSHIP

                                         by:   "Guarsel Partnership"
                                             ----------------------------------

                                         by:
                                             ----------------------------------

                                  SCHEDULE "I"

                           GENERAL SECURITY AGREEMENT

            THIS AGREEMENT made as of the 28th day of February, 1989.

B E T W E E N:

            GEAC COMPUTER CORPORATION LIMITED
            (the "Debtor")

                                                        PARTY OF THE FIRST PART;

            - and -

            GUARSEL PARTNERSHIP
            (the "Secured Party")

                                                        PARTY OF THE THIRD PART.

            WHEREAS the Debtor is the Indemnifier of the obligations of GEAC CANADA LIMITED pursuant to a lease dated February 28, 1989 between GEAC CANADA LIMITED as Tenant, the Secured Party as Landlord and the Debtor as Indemnifier (the "Lease"):

            AND WHEREAS to secure payment of all present and future indebtedness and liability of the Debtor to the Secured Party, including without limitation to secure the Debtor's liability to the Secured Party under the Indemnity made by the Debtor pursuant to the Lease, the Debtor has agreed to grant to the Secured Party a Security Interest in the Charged Property as hereinafter defined.

            NOW THEREFORE IN CONSIDERATION of the premises and other good and valuable consideration, the Debtor agrees to grant a security interest in the charged Property to the Secured Party upon and subject to the terms hereinafter contained:

1.    Definitions

1.01 In this agreement, the "Act" shall mean the Personal Property Security Act, R.S.O. 1980, c. 375, as amended or re-enacted from time to time, and a "security interest", "purchase-money security interest", "perfect" and "perfection" shall have the same meanings as are given to such words and phrases respectively in the Act.

2.    Security

2.01 As security for the due payment of the Indebtedness owing by the Debtor to the Secured Party and as security for the performance by the Debtor of all of its secured obligations hereunder, the Debtor hereby grants, assigns, pledges, mortgages and charges in favour of the Secured Party:

      (a) As and by way of a fixed and specific mortgage and charge, all property and assets, personal and moveable of whatsoever nature and kind, both present and future, including all machinery, equipment, vehicles, trade fixtures, furniture, equipment, inventory, stock-in-trade, supplies, accounts receivable and other tangible personal property now or hereafter owned or acquired by the Debtor.

      (b) As and by way of a floating charge, to and in favour of the Secured Party, all the Debtor's undertaking, property and assets, both present and future, real and personal, moveable and immovable, legal and equitable, tangible and intangible, of every nature and kind and wherever situate (including, without limitation, its goodwill and licences).

            In this General Security Agreement, the mortgage and charge hereby constituted is called the "Security" and sometimes "Security Interest" and the subject matter of the security is called the "`Charged Property"'.

            TO HAVE AND TO HOLD ALL AND SINGULAR the Charged Property and the mortgage, pledge and charge thereof and all rights conferred herein unto the Secured Party, its successors and assigns forever.

2.02 Until the security hereby constituted shall become enforceable, the Debtor may without the consent of the Secured Party, sell or otherwise dispose of any property, from time to time, forming part of the Charged Property (other than the Lease and its rights thereunder); provided that there shall be substituted therefor, subject to the Security Interest of this General Security Agreement, property which the Debtor, acting reasonably, believes to be of equal value. Any property sold or otherwise disposed of pursuant to this Section 2.02 shall upon disposition be no longer subject to the Security Interest hereby created. Nothing in this General Security Agreement shall prevent or in any way hinder the Debtor, so long as the Security hereby constituted shall not have become enforceable, from carrying on its business in the ordinary course including, without consent of or release from the Secured Party, from validly and effectively entering into, amending and terminating contracts, from time to time, and satisfying in the ordinary course its liabilities and obligations.

2.03 The Debtor shall not (without the prior written consent of the Secured Party) create, assume or have outstanding, except to the Secured Party, any mortgage, charge, security interest or other encumbrance on all or any part of the Charged Property, which would rank in priority to or pari passu with the security constituted by this General Security Agreement other than:

      (a) security interests, from time to time, granted in favour of The Toronto-Dominion Bank (or any successor in interest thereto by assignment or otherwise);

      (b) any security interest to which any property acquired by the Debtor is subject at the time of acquisition or which is granted by the Debtor on the property so acquired to any person to secure the indebtedness for any unpaid portion of the purchase price or to secure indebtedness incurred to pay the purchase price or any portion thereof of such property so acquired (including the principal amount of, interest on and costs of collection relating to any such indebtedness) or which secures any extension, renewal, replacement or refunding of any such indebtedness (including, without limitation, any indebtedness secured by a security interest to which any such property so acquired was subject at the time of acquisition).

2.04 The Debtor shall not without the prior consent in writing of the Secured Party, which consent shall not be unreasonably withheld, and other than in the ordinary course of business, transfer or assign or suffer or permit any material change in the ownership of the Charged Property.

2.05 Instantly and immediately upon the Security becoming enforceable hereunder, the floating charge shall crystalize and exist and operate as a specific charge on the Charged Property having priority over all claims, whether proprietary or personal, of all creditors (whether secured or unsecured) and of all purchasers (whether absolute or by way of security), save and except for such interests that exist at the time the Security becomes enforceable.

2.06 The security shall not extend or apply:

      (a) to create a Security Interest in any contractual right to any extent which, by its terms, is non-assignable or where the creation of the

            Security Interest otherwise constituted hereby would constitute a breach thereof, but the Debtor shall stand possessed of its rights under any such contract in trust to, upon the Security hereby constituted becoming enforceable, and subject to any prior permitted dealing therewith, assign and dispose of same in trust as the Secured Party may direct; and

      (b) to the last day of the term of any lease or any agreement to lease (whether now held or hereafter acquired by the Debtor) nor shall the last day of any such lease or agreement to lease form part of the Charged Property, but the Debtor shall stand possessed of such last day in trust to assign and dispose of the same as the Secured Party shall direct upon the Security hereby constituted becoming enforceable.

2.07 The Secured Party may at his discretion at all times release any part or parts of the Charged Property or any other security or surety for the money hereby secured either with or without any sufficient consideration therefor, and without responsibility therefor, and without thereby releasing any other part of the Charged Property or any person from this General Security Agreement or from any of the covenants herein contained, it being especially agreed that every part of the Charged Property into which the Charged Property is or may hereafter be divided does and shall stand charged with the whole money hereby secured and no person shall have the right to require the Indebtedness of the Debtor to be apportioned among the Charged Property; and without being accountable to the Debtor for value thereof, over any monies except those actually received by the Secured Party.

2.08 The Debtor hereby covenants and agrees that it will at all times do, execute, acknowledge and deliver all such further acts, deeds, transfers, assignments and assurances as the Secured Party may reasonably require for the better assuring, mortgaging, charging and confirming of the Charged Property to the Secured Party.

2.09 The Debtor covenants with the Secured Party that:

            (i) Subject to a charge in favour of the Toronto-Dominion Bank, the Debtor has good title to the Charged Property free and clear of any charges or encumbrances ranking in parity with or prior to the specific mortgage and charge of this General Security Agreement save and except as herein permitted, and that it will defend the title of such property and any property or rights hereafter acquired by it, for the benefit of the Secured Party;

            (ii) the Debtor has the right to convey the Charged Property to the Secured Party;

            (iii) on default the Secured Party shall have quiet possession of the Charged Property free from all encumbrances except those encumbrances which are permitted hereunder;

            (iv) the Debtor will execute such further assurances of the charged Property as may be requisite;

            (v) the Debtor has done no act to encumber the Charged Property which has not been disclosed to the Secured Party in writing;

            (vi) the Debtor will insure the Charged Property to the amount of not less than its full insurable value in lawful money of Canada;

            (vii) the Debtor releases to the Secured Party all its claims upon the Charged Property subject to their rights to redeem on payment of all outstanding indebtedness to the Secured Party.

            (viii) until default of payment, the Debtor shall have quiet possession of the Charged Property;

            (ix) the provisos and covenants contained in this subparagraph shall apply with the necessary changes to all the leasehold interests of the Debtor included in the Charged Property.

2.10 The Secured Party hereby agrees to give any acknowledgement as may be required, from time to time, by The Toronto-Dominion Bank to acknowledge the priority of any security interest in favour of The Toronto-Dominion Bank over the Security Interest hereby created.

2.11 Attachment. The Debtor and the Secured Party hereby agree that the Security Interest in the Charged Property shall attach upon the obtaining of any interest therein by the Debtor, and thereafter shall be a fixed and specific charge on the Charged Property. If title to the Charged Property has not passed to the Debtor on the date hereof, it is hereby acknowledged by the Debtor that this General Security Agreement creates a purchase money security interest with respect thereto.

3.    Representations and Warranties

3.01 The Debtor hereby represents and warrants to the Secured Party that, as of the date hereof:

      (a) it is duly constituted and validly subsisting and in good standing under the laws of Canada and has the power and authority to carry on the business now being conducted by it and is duly registered and licenced to carry on such business;

      (b)   the execution and delivery of this General Security Agreement:

            (i) is within its power and has been duly authorized by all necessary corporate action; and

            (ii) will not contravene or constitute a breach of or a default under any agreement, instrument or undertaking whatsoever to which the Debtor is a party;

      (c) there are no legal proceedings pending or to its knowledge threatened before any court or administrative agency which would materially and adversely affect the financial condition of the Debtor or its interest in the Charged Property.

4.    Covenants

4.01 Except for security interests permitted by Section 2.03 hereto, from and after the date hereof and for so long as this General Security Agreement shall remain outstanding, the Debtor covenants with the Secured Party that:

      (a) it will maintain its existence in good standing, and will diligently carry on and conduct its business in a proper, efficient and businesslike manner and in accordance with good business practice so as to preserve and protect the Charged Property and the earnings, income, rents, issues and profits thereof and will cause to be maintained and repaired and kept in repair and in good working order and condition its plant, machinery, equipment, goods and chattels and pay all rents and observe all covenants reserved by and contained in any leases under which the Debtor holds any property;

      (b) the Debtor will duly and punctually observe and perform all of the covenants, conditions and agreements to be observed and performed on the part of the Debtor pursuant to any agreement now, hereafter or previously entered into between the Debtor and the Secured Party;

      (c) the Debtor shall take out and keep in full force and effect, in the name of the Debtor, and the Secured Party (as their interests may appear), insurance in form and for insurance risks against which a prudent individual owning similar properties and carrying on a similar business and similar activities to that of the Debtor in would insure, to the full insurable value thereof and in amounts as required by the Secured Party. At the request of the Secured Party, the Debtor shall furnish to the Secured Party certificates of such insurance policies and the coverage affected thereby;

      (d) the Debtor will not create, assume or suffer to exist or permit the creation, assumption or suffer to exist any liens, mortgages, charges, claims, security interest or other encumbrances against or with respect to all or any part of the Charged Property, except with the prior consent of the Secured Party not to unreasonably withheld and save as may otherwise be provided herein;

      (e) Except as provided in Section 2.02 hereof, the Debtor shall not sell, lease or otherwise dispose of the charged Property or any part thereof, ;

      (f) the Debtor will pay all applicable taxes, rates, duties and assessments levied, assessed or imposed upon them in relation to the Charged Property, or any part thereof, as and when the same become due and payable and will, if and when required by the Secured Party, furnish the Secured Party for inspection with receipts for any of such payments;

      (g) the Debtor will comply with all laws, regulations and orders of all governmental authorities having jurisdiction over the Charged Property or the business and activities from time to time carried on by the Debtor;

      (h) the Debtor will specifically mortgage and charge in favour of the Secured Party, the right, title and interest of the Debtor in all equipment, machinery, vehicles and other tangible personal property which the Debtor shall hereafter acquire, and shall execute all such conveyances, mortgages and transfers as may be reasonably required in connection therewith;

5.    Default

5.01 All monies hereby secured, together with interest thereon as aforesaid, shall become payable and the Security shall become enforceable immediately upon the occurrence or happening of any one of the following events provided that the same has not been remedied within fifteen (15) days after the date on which notice has been given to the Debtor:

      (a) Failure of the Debtor to pay any installment of interest and/or principal and/or taxes due under this General Security Agreement within fifteen (15) days of the date upon which the sum becomes due;

      (b) Failure of the Debtor or of a guarantor of the Debtor to observe or perform any condition or covenant herein or in the guarantee given by the said party or given pursuant to any other security given in connection with the Indebtedness hereby secured, which is not cured to the satisfaction of the Secured Party within fifteen (15) days of notice thereof sent by the Secured Party;

      (c) Failure to keep any prior encumbrance on the Charged Property in good standing which is not cured to the satisfaction of the Secured Party within fifteen (15) days of notice thereof sent by the Secured Party;

      (d)   Default by the Debtor under the terms of the Lease;

      (e) Without in any way limiting the prohibition contained in Article 2 hereof, with respect to any or all of the Charged Property and in the event of default by virtue of the failure of the Debtor to observe or perform any condition or covenant herein:

            (i) If there is registered a chattel mortgage, conditional sales agreement or any security interest or encumbrance of any sort against the components of the Charged Property without the prior written consent of the Secured Party; or

            (ii) If the Debtor creates or purports to create a mortgage, charge, lien or encumbrance, security interest or financings, whether prior or subordinate to the Secured Party's interest, without the prior written consent of the Secured Party, not to be unreasonably withheld, with respect to the Charged Property;

      (f) If there is a failure of the Debtor or any other party liable for the Indebtedness or any part or parts thereof, to observe or perform any condition or covenant as set out in this General Security Agreement, the Lease or in any other document given to secure the Indebtedness or any part or parts thereof, or if any representation or warranty herein given is discovered to be untrue or becomes untrue in a material manner;

      (g) if an agreement is entered into to or an order is made for the dissolution of the Debtor, or if a petition is filed for the dissolution of the Debtor;

      (h) if the Debtor becomes insolvent or makes a general authorized assignment for the benefit of its creditors or otherwise acknowledges its insolvency; or if the Debtor makes a bulk sale of its assets; or if a bankruptcy petition or receiving order is filed or presented against the Debtor;

      (i) if any execution, sequestration, extent or any other process of any court becomes enforceable against the Debtor or any of them or if a distress or analogous process is levied upon the property of the Debtor or any part thereof;

      (j) if the Debtor ceases or threatens to cease to carry on its business or if the Debtor commits or threatens to commit any act of bankruptcy:

      (k) if the Debtor makes default in payment of any indebtedness or liability to the Secured Party, whether secured hereby or not:

      (l) if the Debtor permits any sum which has been admitted as due by the Debtor or is not disputed to be due by it and which forms or is capable of being made a charge upon any of the Charged Property in priority to the charge created by this General Security Agreement to remain unpaid for fifteen (15) days after proceedings have been taken to enforce the same as such a prior charge.

5.02 The Secured Party may waive, expressly or by implication, any breach by the Debtor of any of the provisions contained in this General Security Agreement or any default by the Debtor in the observance or performance of any covenant or condition required to be observed or performed by the Debtor under the terms of this General Security Agreement, but no act or omission by the Secured Party in the waiver of a particular breach or default shall extend to or be taken in any manner whatsoever to affect any subsequent breach or default or the rights resulting therefrom.

6.    Enforcement

6.01 When the Security has become enforceable, the Secured Party may realize upon the Security and enforce its rights by the following remedies:

      (a) the Secured Party may enter into and take possession of all or any part of the Charged Property, with full power to manage such property and to borrow in the Debtor's name or in its own name or advance money at such rates of interest as it may deem reasonable for the purpose of such management, the maintenance and preservation of such property and replacement thereof, the sale or lease or concurrence in selling or leasing all or any part of the Charged Property whether by public auction or by private sale or lease in such manner as it may seem right (provided always that it shall not be incumbent on the Secured Party to sell, lease or dispose of the Charged Property but that it shall and may be lawful for the Secured Party peaceably and quietly to take, hold, use, occupy, possess and enjoy the Charged Property without molestation, eviction, hindrance or interruption of the Debtor or any other person or persons whomsoever and to convey, transfer and assign to a purchaser or purchasers to title to any undertaking, property and assets so sold). It shall also have full power to borrow or advance money for the payment of taxes, wages, current operating expenses and other charges and to receive the revenues, incomes and profits of the Charged Property and to pay therefrom all its expenses, charges and advances in carrying on such management;

      (b) the Secured Party may proceed in any court of competent jurisdiction for the appointment of a receiver (which term as used in this General Security Agreement includes a receiver and manager) over all or any part of the Charged Property;

      (c) the Secured Party may proceed in any court of competent jurisdiction for sale of all or any part of the Charged Property;

      (d) the Secured Party may file proofs of claim and other documents to establish its claim in any proceeding relative to the Debtor;

      (e) the Secured Party may initiate and pursue any other remedy or proceeding authorized or permitted hereby or by law or equity.

            Such remedies may be exercised from time to time separately or in combination and are in addition to and not in substitution for any other rights of the Secured Party however created.

6.02 Whenever the security hereby constituted shall have become enforceable and so long as it shall remain enforceable, the Secured Party may by instrument in writing appoint any person to be a receiver (which term shall include a receiver and manager) of the Charged Property including any rents and profits thereof and may remove any receiver and appoint another in his stead, and such receiver so appointed shall have power to take possession of the Charged Property and to carry on or concur in carrying on the business of the Debtor and to sell or concur in selling any or all of the Charged Property. The rights and powers conferred by this paragraph are in supplement of and not in substitution for any other rights of the Secured Party. Any such receiver may be vested with all or any of the powers and discretions of the Secured Party. The receiver shall have all of the powers of the Secured Party set out in paragraph 6.01 of this General Security Agreement.

            In addition to the powers set out above, the receiver shall have the following powers:

            (i)   to take possession of the Charged Property;

            (ii) to carry on and to concur in carrying on the business of the Debtor;

            (iii) with the consent of the Secured Party to borrow money in his name or in the Debtor's name, for the purpose of carrying on the business of the Debtor and for the preservation and realization of the undertaking, property and assets of the Debtor which shall include without limiting the generality of the foregoing the right to make payments to persons having prior mortgages, charges or encumbrances on properties on which the Debtor may hold mortgages, charges or encumbrances;

            (iv) to issue certificates constituting the amount so borrowed and any interest thereon to be a charge upon the Charged Property in priority to the General Security Agreement:

            (v) to sell or lease and to concur in selling or leasing all or any part of the Charged Property and to convey, transfer and assign to a purchaser or purchasers the title to any of the undertaking, property or assets so sold.

            The receiver shall for all purposes be deemed to be the agent of the Debtor and not of the Secured Party, and the Debtor shall be solely responsible for his acts or defaults and for his remuneration. All monies from time to time received by the receiver shall be applied as follows:

      (a) firstly, in discharge of all operating expenses and other outgoings affecting the Charged Property;

      (b) secondly, in keeping in good standing all charges and liens on the Charged Property having priority over the Security;

      (c) thirdly, in payment of the remuneration and disbursements of the receiver;

      (d) fourthly, in payment to the Secured Party of the monies payable hereunder; and

      (e)   the balance, if any, shall be paid to the Debtor.

            The Secured Party, in appointing or refraining from appointing such receiver, shall not incur any liability to the receiver, the Debtor or otherwise. In exercising the foregoing powers, any such receiver shall have the power to borrow and create obligations and have security, whether by way of receiver's certificate or otherwise, for any such borrowing or obligation upon all or any part of the Charged Property in priority to the security hereby constituted.

6.03 The Debtor agrees to pay to the Secured Party, forthwith on demand, all costs, charges and expenses (including all legal fees) incurred by the Secured Party in connection with the recovery or enforcement of payment of any monies owing hereunder whether by realization or otherwise. All such sums, together with interest thereon at the rate set forth for the principal sum herein, shall be added to the Indebtedness secured by this General Security Agreement and shall become part thereof and also be secured hereby.

6.04 Upon the Debtor receiving notice from the Secured Party of the taking of possession of the Charged Property, all the powers, functions, rights and privileges of each and every of the directors and officers of the Debtor with respect to the business of the Debtor in relation to the Charged Property shall cease unless specifically continued by the written consent of the Secured Party.

6.05 The Debtor hereby irrevocably appoints the Secured Party to be the attorney of the Debtor for and in the name and on behalf of the Debtor to execute and do any deeds, documents, transfers, demands, assignments, assurances, consents and things which the Debtor ought to sign, execute and do hereunder and generally to use the name of the Debtor in the exercise of all or any of the powers hereby confirmed on the Secured Party and any receiver appointed with full powers of substitution and revocation.

7.    General

7.01 No consent or waiver by the Secured Party of any breach by the Debtor of any of the provisions contained in this General Security Agreement shall be effective unless made in writing and signed by an authorized officer of the Secured Party, provided that no such waiver or consent shall extend to or be taken in any manner to affect any subsequent breach or failure or the rights resulting therefrom.

7.02 Neither the taking of any judgment nor the exercise of any power of seizure or sale shall operate to extinguish the liability of the Debtor to pay the monies hereby secured nor shall the same operate as a merger of any covenant herein contained or affect the right of the Secured Party to interest at the rate specified due on the principal sum secured by the Mortgage.

7.03 The Security hereby constituted is in addition to any other security now or hereafter held by the Secured Party. The taking of any action, or proceeding or refraining from doing so, or any other dealings with any other security for the money secured hereby, shall not release or affect the Security.

7.04 Any insurance moneys received by the Secured Party pursuant to this General Security Agreement may, at the option of the Secured Party, be applied to rebuilding or repairing the Charged Property or any part thereof, or be paid to the Debtor, or any such moneys may be applied, in the sole discretion of the Secured Party, in whole or in part, to the repayment of the sum secured hereby or any part thereof, whether then due or not.

7.05 The Debtor hereby covenants and agrees with the Secured Party that they will at all times do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered, all and every such further act, deeds, mortgages, transfers and assurances in law as the Secured Party shall reasonably require for the better assuring, mortgaging, assigning and conferring unto the Secured Party all and singular the Charged Property or intended so to be or which the Debtor may hereafter become bound to mortgage and charge in favour of the Secured Party for the better accomplishing and effecting the intention of this General Security Agreement.

7.06 Any notice required or permitted to be given hereunder shall be given either by personal delivery or by registered mail, postage prepaid, addressed to the Secured Party or to the Debtor at their respective addresses as follows:

            If to the Secured Party, at:

                              6th Floor
                              8 Market Street
                              Toronto, Ontario
                              M5E 1M6

            If to the Debtor, at:

                              350 Steelcase Road West
                              Markham, Ontario

                              Attention:

or to such other address of which notice is given as herein provided. Any such notice shall be deemed to have been received on the day of delivery (if personally delivered) and at noon on the fifth business day following the day of mailing (if mailed), or in the case of dispatch by telegraph, telex or similar communication device, to have duly given eight hours after deposit for dispatch in a public office for origination of such telecommunication or eight hours after dispatch by means of a private telex or communication device.

7.07 This General Security Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the parties agree that Ontario shall be the exclusive forum for the commencement and continuance of any action in connection with this agreement.

7.08 This General Security Agreement shall enure to the benefit of the parties hereto and their respective executors, administrators, beneficiaries, heirs, successors and assigns.

            IN WITNESS WHEREOF the parties have hereunto affixed their corporate seals and set their hands as of the day first above written.


                                          GEAC COMPUTER CORPORATION LIMITED

                                          by:    "S. Sadler"
                                             ----------------------------------


                                          GUARSEL PARTNERSHIP

                                          by:    "Guarsel Partnership"
                                             ----------------------------------

                                          by:
                                             ----------------------------------

                                  APPENDIX "A"

                               INDEMNITY AGREEMENT



            THIS AGREEMENT is dated the 28th day of February, 1989.

BETWEEN:

            GUARSEL PARTNERSHIP

            (the "Landlord")

                                                              OF THE FIRST PART,

            - and -


            GEAC COMPUTER CORPORATION LIMITED

            (the "Indemnifier")

                                                             OF THE SECOND PART.

            In order to induce the Landlord to enter into the Lease (the "Lease") dated the 28th day of February, 1989, and made between the Landlord and GEAC CANADA LIMITED, as the Tenant, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the Indemnifier hereby covenants and makes the following indemnity and agreement (the "Indemnity") with and in favour of the Landlord:

1. The Indemnifier hereby agrees with the Landlord that at all times during the Term of the Lease and any extension or renewal of the Lease, it will (a) make the due and punctual payment of all Basic Rent, monies, charges and other amounts of any kind whatsoever payable under the Lease by the Tenant whether to the Landlord or otherwise and whether the Lease has been disaffirmed or disclaimed; (b) effect prompt and complete performance of all and singular the terms, covenants and conditions contained in the Lease on the part of the Tenant to be kept, observed and performed; and (c) indemnify and save harmless the Landlord from any loss, costs or damages arising out of any failure by the Tenant to pay the aforesaid Rent, monies, charges and other amounts due under the Lease or resulting from any failure by the Tenant to observe or perform any of the terms, covenants and conditions contained in the Lease.

2. This Indemnity is absolute and unconditional and the obligations of the Indemnifier shall not be released, discharged, mitigated, impaired or affected by (a) any extension of time, indulgences or modifications which the Landlord extends to or makes with the Tenant in respect of the performance of any of the obligations of the Tenant under the Lease; (b) any waiver by or failure of the Landlord to enforce any of the terms, covenants and conditions contained in the

Lease; (c) any assignment of the Lease by the Tenant or by any trustee, receiver or liquidator; (d) any consent which the Landlord gives to any such assignment or subletting; (e) any amendment to the Lease or any waiver by the Tenant of any of its rights under the Lease; or (f) the expiration of the Term.

3. The Indemnifier hereby expressly waives notice of the acceptance of this Agreement and all notice of non-performance, non-payment or non-observance on the part of the Tenant of the terms, covenants and conditions in the Lease. Without limiting the generality of the foregoing, any notice which the Landlord desires to give to the Indemnifier shall be sufficiently given if delivered in person upon the Indemnifier, or if mailed by prepaid registered or certified post addressed to the Indemnifier at the Leased Premises, and every such notice is deemed to have been given upon the day it was delivered in person, or if mailed, seventy-two (72) hours after the date it was mailed. The Indemnifier may designate by notice in writing a substitute address for that set forth above and thereafter notice shall be directed to such substitute address. If two or more Persons are named as Indemnifier, such notice given hereunder or under the Lease shall be sufficiently given if delivered or mailed in the foregoing manner to any one of such Persons.

4. In the event of a default under the Lease or under this Indemnity, the Indemnifier waives any right to require the Landlord to (a) proceed against the Tenant or pursue any rights or remedies against the Tenant with respect to the Lease; (b) proceed against or exhaust any security of the Tenant held by the Landlord; or (c) pursue any other remedy whatsoever in the Landlord's power. The Landlord has the right to enforce this Indemnity regardless of the acceptance of additional security from the Tenant and regardless of any release or discharge of the Tenant by the Landlord or by others or by operation of any law.

5. Without limiting the generality of the foregoing, the liability of the Indemnifier under this Agreement is not and is not deemed to have been waived, released, discharged, impaired or affected by reason of the release or discharge of the Tenant in any receivership, bankruptcy, winding-up or other creditors' proceedings or the rejection, disaffirmance or disclaimer of the Lease in any proceeding and shall continue with respect to the periods prior thereto and thereafter, for and with respect to the Term as if the Lease had not been disaffirmed or disclaimed, and in furtherance hereof, the Indemnifier agrees, upon any such disaffirmance or disclaimer, that the Indemnifier shall, at the option of the Landlord, become the Tenant of the Landlord upon the same terms and conditions as are contained in the Lease, applied mutatis mutandis. The liability of the Indemnifier shall not be affected by any repossession of the Leased Premises by the Landlord provided, however, that the net payments received by the Landlord after deducting all costs and expenses of repossessing and reletting the Leased Premises shall be credited from time to time by the Landlord against the indebtedness of the Indemnifier hereunder and the Indemnifier shall pay any balance owing to the Landlord from time to time immediately upon demand.

6. No action or proceedings brought or instituted under this Indemnity and no recovery in pursuance thereof shall be a bar or defence to any further action or proceeding which may be brought under this Indemnity by reason of any further default or default hereunder or in the performance and observance of the terms, covenants and conditions contained in the Lease.

7. No modification of this Indemnity shall be effective unless it is in writing and is executed by both the Indemnifier and the Landlord.

8. The Indemnifier shall, without limiting the generality of the foregoing, be bound by this Indemnity in the same manner as though the Indemnifier were the Tenant named in the Lease.

9. If two or more individuals, corporations, partnerships or other business associations (or any combination of two or more thereof) execute this Indemnity as Indemnifier, the liability of each such individual, corporation, partnership or other business association hereunder is joint and several. In like manner, if the Indemnifier named in this Indemnity is a partnership or other business association, the members of which are by virtue of statutory or general law, subject to personal liability, the liability of each such member is joint and several.

10. All of the terms, covenants and conditions of this Indemnity extend to and are binding upon the Indemnifier, his or her heirs, executors, administrators, successors and assigns, as the case may be, and enure to the benefit of and may be enforced by the Landlord, its successors and assigns, as the case may be, and any mortgagee, chargee, trustee under a deed of trust or other encumbrancer of all or any part of the Shopping Centre referred to in the Lease.

11. The expressions "Landlord", "Tenant", "Basic Rent", "Term", and "Leased Premises" and other terms or expressions where used in this Indemnity, respectively, have the same meaning as in the Lease.

12. This Agreement shall be construed in accordance with the laws of the Province of Ontario.

13. Wherever in this Indemnity reference is made to either the Landlord or the Tenant, the reference is deemed to apply also to the respective heirs, executors, administrators, successors and assigns, and permitted assigns respectively of the Landlord and the Tenant, as the case may be, named in the Lease. Any assignment by the Landlord of any of its interests in the Lease operates automatically as an assignment to such assignee of the benefit of this Indemnity.

      IN WITNESS WHEREOF Landlord and Indemnifier have signed and sealed this Indemnity.

SIGNED, SEALED AND DELIVERED  )        GUARSEL PARTNERSHIP            (Landlord)
    in the presence of:       )
                              )
                              )        Per:   "Guarsel Partnership"
                              )            ------------------------------------
                              )
                              )                                        c/s
                              )
                              )        Per:
                              )            ------------------------------------
                              )
                              )

                              )        GEAC COMPUTER CORPORATION
                              )        LIMITED                     (Indemnifier)
                              )
                              )
                              )        Per:   "S. Sadler"
                              )            ------------------------------------
                              )
                              )                                        c/s
                              )        Per:

                              ESTOPPEL CERTIFICATE


TO:         3170497 CANADA INC. (THE "PURCHASER")

FROM:       GEAC CANADA LIMITED (THE "TENANT")
            300 - 11 ALLSTATE PARKWAY

RE: THE PURCHASER'S PURCHASE OF 11 ALLSTATE PARKWAY, MARKHAM, ONTARIO FROM THE PRUDENTIAL COMPANY OF ENGLAND (PROPERTIES) LTD. (THE "LANDLORD"), AND THE LEASE BETWEEN THE TENANT AND THE LANDLORD DATED FEBRUARY 28, 1989

On the understanding that the Purchaser will be relying on this Estoppel Certificate in connection with the above purchase, the Tenant certifies and warrants that as of the date hereof:

(a) the lease regarding the office or store at the above location (the "Premises") was validly authorized, executed and delivered by Tenant and is in full force and effect and unmodified except for a Lease Amending Agreement dated September 15, 1989, a Lease Amending Agreement dated November 1, 1990 and an Extension Agreement dated May 20, 1993;

(b) the Rentable area of the Premises is 25,200 square feet and the Basic Rent is currently $13.50 per square foot per annum payable in monthly instalments of $28,350 together with additional rent of $19,293.05 per month (such amount includes charges of $1,620.63 per month for 2 storage spaces and $280.00 per month for 7 underground parking spaces). A deposit of $50,000 has been paid and has been applied against rent in the amount of $50,000 leaving a balance of $Nil;

(c) there are no other agreements between the Landlord and the Tenant regarding the Lease or the Premises except as contained in the Lease;

(d) the Tenant is in possession of the Premises under the Lease and Basic Rent under the Lease commenced on the 1st day of September, 1989;

(e) the Tenant has made no payment of rent or other money under or relative to the Lease save as disclosed by the Lease;

(f) the Tenant is not aware of any existing default by either the Landlord or the Tenant under the terms of the Lease and the Lease is, to the Tenant's knowledge, in good standing;

(g) to the best of the Tenant's knowledge, no litigation or governmental or municipal proceedings have been commenced or are pending or threatened by or against the Tenant with respect to the premises;

(h) the Tenant has no claim or set-off, defence or counterclaim in respect of the payment of rent or the enforcement of the obligations to be performed by the Tenant under the Lease or any agreement abating or deferring the present or future rent;

(i) all improvements to be provided by the Landlord under the Lease (or under any antecedent agreement relating thereto) have been completed to the satisfaction of the Tenant and all allowances on account of the Tenant's improvements or any tenant's inducements in kind or monies worth, including rental abatements or concessions, have been fully paid by the Landlord.

DATED at Markham this 7th day of November, 1996.


                                      GEAC CANADA LIMITED



                                      Per: "Geac Canada Limited"            c/s
                                          -------------------------------------

                            CERTIFICATE OF INSURANCE

                                   Issued By:                           00-(G)F0

                              MARSH CANADA LIMITED
           Canada Trust Tower - BCE Place, 161 Bay Street, Suite 1400,
                            Toronto. Ontario M5J 2S4

      This is to certify that the policy(s) of insurance described herein have been issued to the Insured named herein for the policy period indicated. Notwithstanding any requirement, term or condition of any contract or other document with respect to which the Certificate may be issued or may pertain, the insurance afforded by the policy(s) described herein is subject to all the terms, conditions and exclusions of such policy(s). Limits shown may have been reduced by paid claims.


CERTIFICATE HOLDER:                       NAMED INSURED:
The Great-West Life Assurance Company     Geac Computer Corp. Ltd.
100 Osbourne Street North                 11 Allstate Parkway, Suite 300
Winnipeg, MB  R3C 3A5                     Markham, ON  L3R 9T8

                                          Division:

                                          Geac Premises Group

                                                            Policy          Policy
       Type of Insurance                Insurer             Number          Period                Limits of Liability
--------------------------------------------------------------------------------------------------------------------------
Commercial General Liability        Chubb Insurance       3527-31-77    August 1, 2000   Combined Single Limit:
including:                         Company of Canada                          to         US $1,000,000 Bodily Injury and
Products and Completed                                                  August 1, 2001   Property Damage
Operations, Personal Injury,                                                             US $2,000,000 Aggregate Products/
Cross Liability, Blanket                                                                 Completed Operations
Contractual Liability,
Tenants' Legal Liability, Non
Owned Automobile
--------------------------------------------------------------------------------------------------------------------------
Umbrella Liability                  Chubb Insurance       7927-80-72    August 1, 2000   US $1,000,000 Each Occurrence
                                   Company of Canada                          to         Products/ Completed Operations
                                                                        August 1, 2001   Aggregate
--------------------------------------------------------------------------------------------------------------------------
"ALL RISKS" of Direct Physical      Chubb Insurance       3527-31-77    August 1, 2000   US $10,000,000 Loss Limit per
Loss or Damage                     Company of Canada                          to         Occurrence
- including Waiver of                                                   August 1, 2001   -     Replacement Cost Valuation
Subrogation                                                                              -     Business Interruption
                                                                                         -     Boiler & Machinery Coverage
--------------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF OPERATIONS COVERED OR OTHER COMMENTS:

Leased Premises Located at 11 Allstate Parkway, Suite 300, Markham, ON (3043 1)

3170497 Canada Inc. and GWL Realty Advisors Inc. are added as Additional Insureds, but only with respect to liability arising out of the operations of the Named Insured.

CANCELLATION: Should any of the above described policies be cancelled before the expiration date thereof, the Insurer(s) will endeavour to mail 30 days written notice to the Certificate Holder, but failure to mail such notice shall impose no obligation or liability of any kind upon either the Insurer(s) or Marsh Canada Limited.

This Certificate is issued as a matter of information only and confers no rights upon the Certificate Holder other than those provided by this policy. This Certificate does not amend, extend or alter the coverage afforded by the policies described herein.

Dated:   October 12, 2000

Broker:  March Canada Limited
         Canada Trust Tower-BCE Place
         161 Bay Street, Suite 1400
         Toronto, Ontario  M5J 2S4


                                                  M Wardermann
                                             -----------------------------------
                                                  Authorized Representative

                                  APPENDIX "B"

                             ARCHITECT'S CERTIFICATE


January 23, 1989

The Seltzer Organization
8 Market Street
Toronto, Ontario
M5E 1M6

Attention:  Ms. Kim Gilmer

Re:  11 Allstate Parkway, Markham
     Rentable Area of Leased Premises

Dear Ms. Gilmer:

We certify herein that the area of the tenant space noted is as follows:

Floor:   Third
Tenant:  GEAC (occupies total floor)

Useable Floor Area                      24,427.0 sq.ft.
Portion of Common Rentable Area            859.0 sq.ft.

               -------------------------------------------------

   Rentable Area:                       25,286.0 sq.ft.

The area calculations have been based on measurements from the inside face of exterior glass to the suite face of corridor walls and measurements between the centre line of demising partition walls where applicable. The principles of measurement are as set forth in the standard ANSI Z65.1-1980 published by Building Owners and Managers Association International (BOMA). The calculations were made from field measurements taken at the site by Strong Associates Architects.

The total areas for the Third Floor are as Follows:

gross rentable area         =       25,286.0 sq.ft.
total common rentable area  =          859.0 sq.ft.
gross useable area          =       24,427.0 sq.ft.

Yours sincerely,
STRONG ASSOCIATES, ARCHITECTS

"Timothy B. Gorley"

Timothy B. Gorley, B.Arch., M. Arch., MRAIC
8628-1D